BANC OF AMERICA SECURITIES
                                [GRAPHIC OMITTED]


--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET

$479,239,000 CERTIFICATES (APPROXIMATE)

ASSET-BACKED CERTIFICATES, SERIES 2002-NC1
Offered Classes: A-1, A-2, AIO, M-1, M-2, M-3, & M-4

ASSET BACKED FUNDING CORPORATION
Depositor

NEW CENTURY MORTGAGE CORPORATION
Originator

OCWEN FINANCIAL CORPORATION
Master Servicer

THE MURRAYHILL COMPANY
Credit Risk Manager

JUNE 25, 2002


Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  CERTIFICATES
--------------------------------------------------------------------------------

TO MATURITY:
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Expected        Expected             Expected Ratings
                 Expected                                          Principal     Last Scheduled
                Approximate     Interest  Principal    Expected     Window       Distribution
Class              Size*          Type      Type       WAL (yrs)     (mos)           Date **
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  FITCH    MOODY'S     S&P
------------------------------------------------------------------------------------------------------------------------------------
A-1             $292,623,000    Floating        SEN        2.56      1 - 195     10/25/2018        AAA       Aaa       AAA
------------------------------------------------------------------------------------------------------------------------------------
A-2              $96,607,000    Floating        SEN        2.54      1 - 192     07/25/2018        AAA       Aaa       AAA
------------------------------------------------------------------------------------------------------------------------------------
AIO                Notional     Step Fxd     Notional      2.49       30- 30     01/25/2005        AAA       Aaa       AAA
------------------------------------------------------------------------------------------------------------------------------------
M-1              $32,841,000    Floating        MEZ        5.45      41 - 162    01/25/2016         AA       Aa2        AA
------------------------------------------------------------------------------------------------------------------------------------
M-2              $29,193,000    Floating        MEZ        5.31      38 - 147    10/25/2014         A         A2        A
------------------------------------------------------------------------------------------------------------------------------------
M-3              $19,461,000    Floating        MEZ        5.12      37 - 125    12/25/2012        BBB       Baa2      BBB
------------------------------------------------------------------------------------------------------------------------------------
M-4               $8,515,000    Floating        MEZ        4.73      37 - 96     07/25/2010        BBB-      Baa3      BBB-
------------------------------------------------------------------------------------------------------------------------------------
NON-OFFERED

------------------------------------------------------------------------------------------------------------------------------------
B                 $3,649,000      Fixed         SUB        3.99      37 - 68     03/25/2008         BB       Ba2        BB
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
TO CALL:
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Expected        Expected             Expected Ratings
                 Expected                                           Principal     Last Scheduled
                Approximate     Interest  Principal    Expected     Window       Distribution
Class              Size*          Type      Type       WAL (yrs)     (mos)           Date **
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  FITCH    MOODY'S    S&P
------------------------------------------------------------------------------------------------------------------------------------
A-1             $292,623,000    Floating        SEN        2.35       1 - 86     09/25/2009        AAA       Aaa      AAA
------------------------------------------------------------------------------------------------------------------------------------
A-2              $96,607,000    Floating        SEN        2.34       1 - 86     09/25/2009        AAA       Aaa      AAA
------------------------------------------------------------------------------------------------------------------------------------
AIO                Notional     Step Fxd     Notional      2.49       30- 30     01/25/2005        AAA       Aaa      AAA
------------------------------------------------------------------------------------------------------------------------------------
M-1              $32,841,000    Floating        MEZ        4.93      41 - 86     09/25/2009         AA       Aa2       AA
------------------------------------------------------------------------------------------------------------------------------------
M-2              $29,193,000    Floating        MEZ        4.85      38 - 86     09/25/2009         A         A2       A
------------------------------------------------------------------------------------------------------------------------------------
M-3              $19,461,000    Floating        MEZ        4.81      37 - 86     09/25/2009        BBB       Baa2     BBB
------------------------------------------------------------------------------------------------------------------------------------
M-4               $8,515,000    Floating        MEZ        4.70      37 - 86     09/25/2009        BBB-      Baa3     BBB-
------------------------------------------------------------------------------------------------------------------------------------
NON-OFFERED-
------------------------------------------------------------------------------------------------------------------------------------
B                 $3,649,000      Fixed         SUB        3.99      37 - 68     03/25/2008         BB       Ba2       BB-
------------------------------------------------------------------------------------------------------------------------------------

* The Expected Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
** The Expected Last Scheduled Distribution Date is the date the Certificate is paid in full assuming the Prepayment Assumption.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
STRUCTURE:

(1) After the Optional Termination Date, the margin on the Class A-1 and Class A-2 Certificates will increase to 2x the initial margin and the margin on the Class M-1, Class M-2, Class M-3, and Class M-4 will increase to 1.5x the initial margin.
(2) It is expected that all classes, other than the Class AIO, will be subject to a Net WAC Cap.
(3) Classes M-1, M-2, M-3, M-4, and B are not expected to receive principal payments prior to the Stepdown Date.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PREPAYMENT ASSUMPTION
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE LOANS     28% CPR

--------------------------------------------------------------------------------

FIXED RATE MORTGAGE LOANS          23% HEP

                                   Assumes that prepayments start at 2.3% CPR in month one, increase to 23% CPR by month ten, and remain constant at 23% CPR thereafter.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           CLASS AIO NOTIONAL SCHEDULE
--------------------------------------------------------------------------------

The notional amount of Class AIO is equal to the lesser of (I) the sum of the aggregate principal balance of the Mortgage Loans and (ii) the following schedule:


        MONTH           COUPON       CLASS AIO NOTIONAL AMOUNT
        -----           ------       -------------------------
         1-10           6.50%               $48,654,000
        11-20           4.50%               $48,654,000
        21-30           2.50%               $48,654,000
         31+            0.00%                    0

--------------------------------------------------------------------------------

CONTACT: BANC OF AMERICA SECURITIES LLC


   Mortgage Trading/Syndicate (704) 388-1597 (704) 335-5904 (Fax)
   Chris Hentemann            (chris.c.hentemann@bankofamerica.com)
   David Nagle                (david.w.nagle@bankofamerica.com)
   Rob Karr                   (robert.h.karr@bankofamerica.com)
   Jeff Willoughby            (jeff.t.willoughby@bankofamerica.com)

   Mortgage Finance           (704) 388-9668 (Fax)
   Mary Rapoport              (704) 387-0998 (mary.e.rapoport@bankofamerica.com)
   Bob Ashcom                 (704) 386-8148 (robert.ashcom@bankofamerica.com)
   Kirk Meyers                (704) 388-3148 (kirk.b.meyers@bankofamerica.com)
   Shaun Ahmad                (704) 387-2658 (shaun.ahmad@bankofamerica.com)



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------


TITLE OF SECURITIES:               Asset Backed Funding Corporation
                                   Asset Backed Certificates, Series 2002-NC1

OFFERED CERTIFICATES:              Class A-1, Class A-2 (together with the Class
                                   A-1 Certificates, the "Class A
                                   Certificates"), Class AIO, Class M-1, Class
                                   M-2, Class M-3, and the Class M-4
                                   Certificates

NON-OFFERED CERTIFICATES:          Class B Certificates (together with the
                                   Offered Certificates, the "Certificates")

ADJUSTABLE RATE CERTIFICATES:      Class A, Class M-1, Class M-2, Class M-3, and
                                   the Class M-4 Certificates

ORIGINATOR:                        New Century Mortgage Corporation

SERVICER:                          Ocwen Financial Corporation ("Ocwen"). Fitch
                                   Ratings ("Fitch") currently assigns Ocwen its "RPS2" and "RSS2" primary and special servicer ratings for sub-prime product.
                                   Standard & Poor's, a division of The
                                   McGraw-Hill Companies, Inc. ("S&P") rates
                                   Ocwen at a "Strong" for both its special and sub-prime primary servicing categories while
                                   Moody's Investors Service, Inc. ("Moody's") has assigned Ocwen a rating of "SQ1" for its special and sub-prime servicing.

TRUSTEE:                           U.S. Bank National Association

CREDIT RISK MANAGER:               The Murrayhill Company

RATING AGENCIES:                   Fitch, Moody's and S&P

LEAD MANAGER AND BOOKRUNNER:       Banc of America Securities LLC

CO-MANAGERS:                       Countrywide Securities Corporation and J.P.
                                   Morgan Securities Inc.

CLOSING DATE:                      On or about July [30], 2002

ACCRUED INTEREST:                  The price to be paid by investors for the
                                   Certificates, other than the Class AIO and the Class B Certificate, will not include accrued interest (i.e., settle flat). The price to be paid by investors for the Class
                                   AIO and Class B Certificates will include accrued interest from July 1, 2002 up to, but not including, the Closing Date (29 days).

DISTRIBUTION DATES:                The 25th of each month, or if such day is not
                                   a business day, the next succeeding business day, beginning on August 26, 2002.

RECORD DATE:                       For any Distribution Date, (i) for the Class
                                   A-1, Class A-2, Class M-1, Class M-2, Class
                                   M-3 and Class M-4 Certificates, the Business
                                   Day before the Distribution Date and (ii) for the Class AIO and Class B Certificates, the last Business Day of the month preceding the month of the Distribution Date.

CUT-OFF DATE:                      July 1, 2002

PAYMENT DELAY:                     With respect to the Class A-1, Class A-2,
                                   Class M-1, Class M-2, Class M-3, and Class
                                   M-4 Certificates, 0 days and with respect to the Class AIO and Class B Certificates, 24 days.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------



DAY COUNT:                         With respect to the Class A-1, Class A-2,
                                   Class M-1, Class M-2, Class M-3 and Class M-4
                                   Certificates, Actual/360 and with respect to the Class AIO and Class B Certificates,
                                   30/360.

SERVICING FEES:                    Approximately 0.50% per annum, payable
                                   monthly, of the aggregate principal balance of the Mortgage Loans.

TRUSTEE FEES:                      Approximately 0.01% per annum, payable
                                   monthly, on the aggregate principal balance of the Mortgage Loans.

CREDIT RISK MANAGER FEES:          Approximately 0.0175% per annum, payable
                                   monthly, on the aggregate principal balance of the Mortgage Loans.

OPTIONAL TERMINATION DATE:         The first Distribution Date on which the
                                   aggregate principal balance of the Mortgage
                                   Loans declines to 10% or less of the
                                   aggregate principal balance of the Mortgage
                                   Loans as of the Cut-Off Date ("Cut-Off Date
                                   Principal Balance").

DENOMINATION:                      $25,000 in original principal amount and
                                   integral multiples of $1 in excess thereof.

SMMEA ELIGIBILITY:                 Only the Class A-1, Class A-2, and Class M-1
                                   Certificates will be SMMEA eligible. The remaining Certificates will not be SMMEA eligible.

ERISA ELIGIBILITY:                 The Class A-1, Class A-2, Class M-1, Class
                                   M-2, Class M-3, and Class M-4 Certificates are expected to be ERISA eligible under Banc of America's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Offered
                                   Certificates remain in the four highest
                                   rating categories. A fiduciary of any
                                   employee benefit plan subject to ERISA should carefully review with its legal advisors whether the purchase of the certificates could give rise to a prohibited transaction.

TAX STATUS:                        The Certificates will be designated as
                                   regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

MORTGAGE LOANS:                    (i)  The collateral information presented in
                                        this term sheet is based on the Mortgage
                                        Loans as of the Cut-Off Date.

                                  (ii) The Mortgage Loans will consist of 3,310 fixed and adjustable rate sub-prime Mortgage Loans, which accrue interest on an actuarial basis and are secured by 1st lien, fully amortizing mortgages on primarily 1-4 family properties with a Cut-Off Date Principal Balance of approximately $486,538,140.93. The collateral will be broken into two groups that will consist of conforming and non-conforming mortgage loans.


GROUP 1 MORTGAGE LOANS:            The Group 1 Mortgage Loans will consist of
                                   approximately 2,908 conforming mortgage loans with an approximate balance of
                                   $365,779,411.51. For collateral statistics please see the "Description of the Collateral" below.

GROUP 2 MORTGAGE LOANS:            The Group 2 Mortgage Loans will consist of
                                   approximately 402 non-conforming mortgage loans with an approximate balance of $120,758,729.42. For collateral statistics please see the "Description of the Collateral" below.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


MONTHLY SERVICER ADVANCES:         The Servicer is required to advance scheduled
                                   principal and interest (net of the Servicing
                                   Fee) for any delinquent mortgage loan, but is not required to make any advance that the Servicer deems to be non-recoverable. The
                                   Servicer will not be obligated to fund
                                   Interest Shortfalls resulting from the
                                   application of the Soldiers' and Sailors'
                                   Civil Relief Act.

PREPAYMENT INTEREST SHORTFALL:     For any Distribution Date, with respect to
                                   any mortgage loan prepaid in full during a prepayment period, the difference between the interest that would have been paid on the mortgage loan through the last day of the month in which the liquidation or prepayment occurred and interest actually received by the Servicer with respect to the mortgage loan, in each case net of the Servicing Fees.

SERVICER OBLIGATIONS FOR
PREPAYMENT INTEREST
SHORTFALLS:                        The Servicer will be obligated to pay, from
                                   its own funds, Prepayment Interest Shortfalls for any prepayment in full on a mortgage loan, but only to the extent of the Servicing
                                   Fees for the related due period.

TRIGGER EVENT:                     A Trigger Event exists with respect to any
                                   Distribution Date on or after the Stepdown
                                   Date (i) if the 60+ day delinquency
                                   percentage (including loans that are in
                                   bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than [42]% of the senior enhancement percentage for the Certificates or (ii) if during such period the Cumulative Realized Loss
                                   Percentage exceeds the values defined below:

                                                             CUMULATIVE REALIZED
                                      DISTRIBUTION DATES       LOSS PERCENTAGE
                                      ------------------       ---------------

                                   August 2002 - July 2005            []%
                                   August 2005 - July 2006            []%
                                    August 2006 and after             []%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

EXPECTED CREDIT ENHANCEMENT:       Credit enhancement for the structure is
                                   provided by (i) excess interest, (ii)
                                   overcollateralization and (iii)
                                   subordination.

                                   CERTIFICATE CREDIT ENHANCEMENT
                                   ------------------------------

                                   (1) The Class A Certificates are enhanced by excess interest and by 19.25% in subordinate certificates and the Overcollateralization Amount.

                                   (2) The Class M-1 Certificate is enhanced by excess interest and by 12.50% in subordinate certificates and the Overcollateralization Amount.

                                   (3) The Class M-2 Certificate is enhanced by excess interest and by 6.50% in subordinate certificates and the Overcollateralization Amount.

                                   (4) The Class M-3 Certificate is enhanced by excess interest and by 2.50% in subordinate certificates and the Overcollateralization Amount.

                                   (5) The Class M-4 Certificate is enhanced by excess interest and by 0.75% in subordinate certificates and the Overcollateralization Amount.

                                   (6)  The Class B Certificate is enhanced by
                                        excess interest and the
                                        Overcollateralization Amount.

EXPECTED CREDIT SUPPORT
PERCENTAGE:                                  Initial Credit    Stepdown Credit
                                                 Support           Support
                                                 -------           -------

                                    Class        Percent           Percent
                                    -----        -------           -------
                                      A          20.00             40.00
                                     M-1         13.25             26.50
                                     M-2         7.25              14.50
                                     M-3         3.25              6.50
                                     M-4         1.50              3.00
                                      B          0.75              1.50

OVERCOLLATERALIZATION
AMOUNT: The excess of the aggregate principal balance of the Mortgage Loans over the sum of the aggregate principal balance of the Certificates. To the extent the Overcollateralization Amount is reduced below the Overcollateralization Target Amount, excess interest will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached. It is expected that on the Closing Date the Overcollateralization Amount will equal the Overcollateralization Target Amount.

EXPECTED
OVERCOLLATERALIZATION TARGET
AMOUNT: Prior to the Stepdown Date, approximately 0.75% multiplied by the Cut-Off Date Principal Balance. On or after the Stepdown Date, assuming a Trigger Event is not in effect, the greater of (x) approximately 1.50% multiplied by the aggregate principal balance of the Mortgage Loans as of the last day of the related due period and (y) the Overcollateralization Floor. On or after the Stepdown Date, if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

OVERCOLLATERALIZATION
DEFICIENCY AMOUNT:                 The amount, if any, by which the
                                   Overcollateralization Target Amount exceeds the Overcollaterlization Amount on such
                                   Distribution Date (after giving effect to distributions in respect of the Basic
                                   Principal Distribution Amount on such
                                   Distribution Date).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


OVERCOLLATERALIZATION RELEASE
AMOUNT: The excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (assuming that all principal amounts collected or advanced and prepayments received during the related period are applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.

OVERCOLLATERALIZATION FLOOR:       The Cut-Off Date Principal Balance multiplied
                                   by 0.50%.

SUBORDINATION:                     If excess interest and overcollateralization
                                   are insufficient to cover losses on any
                                   Mortgage Loans, those losses will be applied in reduction of the class certificate balances of the Subordinate Certificates, in reverse order of seniority.

STEPDOWN DATE:                     The earlier to occur of (i) the Distribution
                                   Date on which the certificate principal
                                   balances of the Class A Certificates have been reduced to zero and (ii) the later to occur of (a) the Distribution Date in August
                                   2005 and (b) the first Distribution Date on which the Class A Certificates principal balance (after taking into account distributions of principal on such
                                   Distribution Date) is less than or equal to 60.00% of the aggregate Principal Balance of the Mortgage Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

The Pass-Through Rate for each class of the Certificates, other than the Class AIO Certificates, for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the Net WAC Pass-Through Rate for such Distribution Date.

FORMULA RATE:

The Formula Rate is the lesser of:

      (i) either (1) the sum of (a) LIBOR as determined for the related period and (b) the certificate margin for the applicable class or (2) for the Class B Certificates, the certificate coupon

      (ii)  the Maximum Cap Rate for such Distribution Date.

On each Distribution Date after the Optional Termination Date, the certificate margin for the Class A-1 and Class A-2 Certificates will be 2 times its initial margin, for the Class M-1, Class M-2, Class M-3, and Class M-4 Certificates the related certificate margin will be 1.5 times their respective initial margin.

MAXIMUM CAP RATE:

The Maximum Cap Rate is equal to (subject to an adjustment based on the actual number of days in the accrual period as it relates to the Adjustable Rate Certificates only) the weighted average of the Maximum Mortgage Rates, or Mortgage Rates for fixed rate Mortgage Loans, on each Mortgage Loan, which is a specified maximum Mortgage Rate over the life of such loan, less the sum of: (a) for the first 30 Distribution Dates, the Pass-Through Rate for the Class AIO Certificates adjusted by a fraction the numerator of which is the notional balance of the Class AIO Certificates and the denominator of which is the aggregate principal balance of the Mortgage Loans, (b) the Servicing Fees, (c) the Trustee Fees and (d) the Credit Risk Management Fee for the related period.

NET WAC PASS-THROUGH RATE:

The Certificates, other than the Class AIO Certificates, will be subject to a Net WAC Pass-Through Rate equal to (subject to an adjustment based on the actual number of days in the accrual period as it relates to the Adjustable Rate Certificates only) the weighted average Mortgage Rate of the Mortgage Loans less the sum of: (a) for the first 30 Distribution Dates, the Pass-Through Rate for the Class AIO Certificates adjusted by a fraction the numerator of which is the notional balance of the Class AIO Certificates and the denominator of which is the aggregate principal balance of the Mortgage Loans, (b) the Servicing Fees,
(c) Trustee Fees and (d) the Credit Risk Management Fee for the related period.

NET WAC RATE CARRYOVER AMOUNT:

If on any Distribution Date, the Pass-Through Rate for the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, or Class B Certificates is the Net WAC Pass-Through Rate, then the Net WAC Rate Carryover Amount for such class for such Distribution Date is an amount equal to the sum of (i) the excess of (x) the amount of interest such class of certificates would have been entitled to receive on such Distribution Date had such Pass-Through Rate been the related Formula Rate over (y) the amount of interest such class of certificates accrued on such Distribution Date at the Net WAC Pass-Through Rate and (ii) the unpaid portion and interest thereon for the most recently ended Accrual Period for such class of certificates at the then applicable Formula Rate for such class.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            PRIORITY OF DISTRIBUTION
--------------------------------------------------------------------------------

On each Distribution Date, available funds will be distributed in the following order of priority:

      (i)   to pay the Servicing Fees, Trustee Fees, and Credit Risk Management
            Fee;

      (ii)  to the Class A Certificates, pro rata current interest;

      (iii) to the Class A Certificates, pro rata any unpaid interest (with interest);

      (iv)  to the Class M-1 Certificates, current interest;

      (v)   to the Class M-2 Certificates, current interest;

      (vi)  to the Class M-3 Certificates, current interest;

      (vii) to the Class M-4 Certificates, current interest;

      (viii) to the Class B Certificates, current interest;

      (ix) to pay the Principal Distribution Amount as described under "Principal Distributions" on page 10; and

      (x)   any remainder as described under "Excess Interest" below.

--------------------------------------------------------------------------------
                                 EXCESS INTEREST
--------------------------------------------------------------------------------

On each Distribution Date, the trust will generally apply any excess interest in the following order:

      (i)   to maintain the Overcollateralization Amount;

      (ii)  to the Class M-1 Certificates, any unpaid interest (with interest);

      (iii) to the Class M-1 Certificates, any unpaid realized loss amounts;

      (iv)  to the Class M-2 Certificates, any unpaid interest (with interest);

      (v)   to the Class M-2 Certificates, any unpaid realized loss amounts;

      (vi)  to the Class M-3 Certificates, any unpaid interest (with interest);

      (vii) to the Class M-3 Certificates, any unpaid realized loss amounts;

      (viii) to the Class M-4 Certificates, any unpaid interest (with interest);

      (ix)  to the Class M-4 Certificates, any unpaid realized loss amounts;

      (x)   to the Class B Certificates, any unpaid interest (with interest);

      (xi)  to the Class B Certificates, any unpaid realized loss amounts;

      (xii) to pay any Net WAC Rate Carryover Amounts;

      (xiii) any remaining amounts to the Certificates that are not offered.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

      (i) to the Class A-1 and Class A-2 Certificates, the respective Class A-1 and Class A-2 Principal Distribution Amounts until the certificate principal balances are reduced to zero;

      (ii) to the Class A-1 Certificates, the excess of the Class A-2 Principal Distribution Amount after (i) above until the certificate principal is reduced to zero;

      (iii) to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

      (iv) to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

      (v) to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

      (vi) to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

      (vii) to the Class B Certificates until the certificate principal balance is reduced to zero.


On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

      (i) to the Class A-1 and Class A-2 Certificates, the respective Class A-1 and Class A-2 Principal Distribution Amounts until the certificate principal balances are reduced to zero;

      (ii) to the Class A-1 Certificates, the excess of the Class A-2 Principal Distribution Amount after (i) above until the certificate principal is reduced to zero;

      (iii) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance is reduced to zero;

      (iv) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance is reduced to zero;

      (v) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance is reduced to zero;

      (vi) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance is reduced to zero;

      (vii) to the Class B Certificates, the Class B Principal Distribution Amount until the certificate principal balance is reduced to zero.

PRINCIPAL DISTRIBUTION
AMOUNT: The sum of the Basic Principal Distribution Amount and the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION
AMOUNT: The excess of (i) the Principal Remittance Amount over (ii) the Overcollateralization Release Amount, if any, for such Distribution Date.

GROUP 1 PRINCIPAL REMITTANCE
AMOUNT: All of the principal amounts collected or advanced and prepayments received for such Distribution Date related to the Group 1 Mortgage Loans.

PRINCIPAL REMITTANCE
AMOUNT: All of the principal amounts collected or advanced and prepayments received for such Distribution Date related to the Mortgage Loans.

EXTRA PRINCIPAL DISTRIBUTION
AMOUNT: The lesser of (x) excess interest for such Distribution Date and (y) the
                                   Overcollateralization Deficiency Amount for such Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


CLASS A-1 PRINCIPAL DISTRIBUTION
AMOUNT: The lessor of (i) the Class A-1 Certificate principal balance immediately prior to the Distribution Date and (ii) the Group 1 Principal Remittance Amount divided by the Principal Remittance Amount times (a) prior to the stepdown date or while a trigger event is in occurrence the Principal Distribution Amount or (b) on or after the stepdown date while a trigger event has not occurred the Class A Principal Distribution Amount.

CLASS A-2 PRINCIPAL DISTRIBUTION
AMOUNT: The Class A Principal Distribution Amount minus the Class A-1 Principal Distribution Amount.

CLASS A PRINCIPAL DISTRIBUTION
AMOUNT: On or after the Stepdown Date, while a Trigger Event is not in effect, the Class A Principal Distribution Amount shall equal the excess of the Class A Certificates principal balance immediately prior to the Distribution Date over the lesser of:

                                   (a)  60.00% of the aggregate principal
                                        balances of the Mortgage Loans as of the last day of the related due period and

                                   (b)  the aggregate principal balances of the
                                        Mortgage Loans, as of the last day of
                                        the related due period, less 0.50% of
                                        the Cut-Off Date Principal Balance of
                                        the Mortgage Loans.

CLASS M-1 PRINCIPAL DISTRIBUTION
AMOUNT: The excess of the Class A Certificates principal balance (after giving effect to distributions on that date) and the Class M-1 Certificate principal balance immediately prior to the Distribution Date over the lesser of:

                                   (a)  73.50% of the aggregate principal
                                        balances of the Mortgage Loans as of the last day of the related due period and

                                   (b)  the aggregate principal balances of the
                                        Mortgage Loans, as of the last day of
                                        the related due period, less 0.50% of
                                        the Cut-Off Date Principal Balance of
                                        the Mortgage Loans.

CLASS M-2 PRINCIPAL DISTRIBUTION
AMOUNT: The excess of the Class A Certificates principal balance (after giving effect to distributions on that date), the Class M-1 Certificate principal balance (after giving effect to distributions on that date), and the Class M-2 Certificate principal balance immediately prior to the Distribution Date over the lesser of:

                                   (a)  85.50% of the aggregate principal
                                        balances of the Mortgage Loans as of the last day of the related due period and

                                   (b)  the aggregate principal balances of the
                                        Mortgage Loans, as of the last day of
                                        the related due period, less 0.50% of
                                        the Cut-Off Date Principal Balance of
                                        the Mortgage Loans.

CLASS M-3 PRINCIPAL DISTRIBUTION
AMOUNT: The excess of the Class A Certificates principal balance (after giving effect to distributions on that date), the Class M-1 Certificate principal balance (after giving effect to distributions on that date), the Class M-2 Certificate principal balance (after giving effect to distributions on that date), and the Class M-3 Certificate principal balance immediately prior to the Distribution Date over the lesser of:

                                   (a)  93.50% of the aggregate principal
                                        balances of the Mortgage Loans as of the last day of the related due period and

                                   (b)  the aggregate principal balances of the
                                        Mortgage Loans, as of the last day of
                                        the related due period, less 0.50% of
                                        the Cut-Off Date Principal Balance of
                                        the Mortgage Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


CLASS M-4 PRINCIPAL
DISTRIBUTION AMOUNT:               The excess of the Class A Certificates
                                   principal balance (after giving effect to distributions on that date), the Class M-1
                                   Certificate principal balance (after giving effect to distributions on that date), the Class M-2 Certificate principal balance
                                   (after giving effect to distributions on that date), the Class M-3 Certificate principal balance (after giving effect to distributions on that date), and the Class M-4 Certificate principal balance immediately prior to the Distribution Date over the lesser of:

                                   (a) 97.00% of the aggregate principal
                                        balances of the Mortgage Loans as of the last day of the related due period and

                                   (b)  the aggregate principal balances of the
                                        Mortgage Loans, as of the last day of
                                        the related due period, less 0.50% of
                                        the Cut-Off Date Principal Balance of
                                        the Mortgage Loans.

CLASS B PRINCIPAL DISTRIBUTION
AMOUNT: The excess of the Class A Certificates principal balance (after giving effect to distributions on that date), the Class M-1 Certificate principal balance (after giving effect to distributions on that date), the Class M-2 Certificate principal balance (after giving effect to distributions on that date), the Class M-3 Certificate principal balance (after giving effect to distributions on that date), the Class M-4 Certificate principal balance (after giving effect to distributions on that date), and the Class B Certificate principal balance immediately prior to the Distribution Date over the lesser of:

                                   (a)  98.50% of the aggregate principal
                                        balances of the Mortgage Loans as of the last day of the related due period and

                                   (b)  the aggregate principal balances of the
                                        Mortgage Loans, as of the last day of
                                        the related due period, less 0.50% of
                                        the Cut-Off Date Principal Balance of
                                        the Mortgage Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       DESCRIPTION OF THE TOTAL COLLATERAL
--------------------------------------------------------------------------------

SUMMARY                                                                               TOTAL             MINIMUM              MAXIMUM
------------------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Mortgage Loan Principal Balance                               $ 486,538,140.93    $      30,226.38    $     636,619.67
Number of Loans                                                                       3,310
Average Original Loan Balance                                              $     147,246.48    $      30,800.00    $     637,500.00
Average Cut-Off Date Loan Balance                                          $     146,990.37    $      30,226.38    $     636,619.67
Weighted Average Original LTV                                                         79.74%              11.14%              95.00%
Weighted Average Gross Coupon                                                         8.731%              5.990%             14.140%
Weighted Average Remaining Term to Maturity (months)                                    354                 117                 359
Weighted Average FICO Score                                                             594                 500                 803
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                           PERCENT OF CUT-OFF DATE
                                                         RANGE                                PRINCIPAL BALANCE
                                                         -----                                -----------------

     Product Type                                        Fixed                                     19.77%
                                                         Adjustable                                80.23%

     Amortization Type                                   Fully Amortizing Mortgage Loans             100%
                                                         Balloon Mortgage Loans                     0.00%

     Lien Position                                       First                                    100.00%
                                                         Second                                     0.00%

     Occupancy Status                                    Primary Residence                         93.29%
                                                         Investment Property                        6.51%
                                                         Second Home                                0.20%

     Property Type                                       Single Family                             76.64%
                                                         Condominium                                5.54%
                                                         Planned Unit Development                   9.76%
                                                         Two- to Four-Family                        7.18%
                                                         Manufactured/Modular Housing               0.88%

     Geographic Distribution                             California                                39.09%
                                                         Florida                                    5.79%
                                                         Illinois                                   5.13%
                                                         Texas                                      4.85%
                                                         Michigan                                   4.63%
                                                         Other States                              40.52%

     Largest Zip Code Concentration                      95127                                      0.41%

     Loans with Prepayment Penalties                     2,641                                     82.88%
--------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DESCRIPTION OF THE GROUP 1 FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

SUMMARY                                                                            TOTAL            MINIMUM            MAXIMUM
------------------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Mortgage Loan Principal Balance                             $ 74,214,217.86    $     30,226.38    $    423,368.69
Number of Loans                                                                      676
Average Original Loan Balance                                            $    110,064.63    $     30,800.00    $    424,000.00
Average Cut-Off Date Loan Balance                                        $    109,784.35    $     30,226.38    $    423,368.69
Weighted Average Original LTV                                                      75.41%             17.78%             95.00%
Weighted Average Gross Coupon                                                      8.528%             6.500%            14.100%
Weighted Average Remaining Term to Maturity (months)                                 334                117                358
Weighted Average FICO Score                                                          617                500                803
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PERCENT OF CUT-OFF DATE
                                                                     RANGE                              PRINCIPAL BALANCE
                                                                     -----                              -----------------

     Product Type                                                    Fixed                                    100.00%
                                                                     Adjustable                                 0.00%

     Amortization Type                                               Fully Amortizing Mortgage Loans          100.00%
                                                                     Balloon Mortgage Loans                     0.00%

     Lien Position                                                   First                                    100.00%
                                                                     Second                                     0.00%

     Occupancy Status                                                Primary Residence                         90.42%%
                                                                     Investment Property                        9.51%
                                                                     Second Home                                0.07%

     Property Type                                                   Single Family                             80.76%
                                                                     Condominium                                4.97%
                                                                     Two- to Four-Family                        9.65%
                                                                     Planned Unit Development                   3.36%
                                                                     Manufactured/Modular Housing               1.26%

     Geographic Distribution                                         California                                34.36%
                                                                     Texas                                     10.13%
                                                                     Florida                                    8.05%
                                                                     Michigan                                   3.69%
                                                                     Illinois                                   3.25%
                                                                     Other States                              40.52%

     Largest Zip Code Concentration                                  94609                                      1.07%

     Loans with Prepayment Penalties                                 471                                       75.71%
-----------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                DESCRIPTION OF THE GROUP 1 FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS (1)

                                                                                              PERCENT OF
         RANGE OF ORIGINAL                NUMBER OF          AGGREGATE CUT-OFF DATE     AGGREGATE CUT-OFF DATE
        LOAN-TO-VALUE RATIOS           MORTGAGE LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
          15.01 - 20.00                        1                $    39,665.94                  0.05%
          20.01 - 25.00                        4                    188,551.32                  0.25
          25.01 - 30.00                        5                    535,006.79                  0.72
          30.01 - 35.00                        6                    390,024.86                  0.53
          35.01 - 40.00                       10                    961,575.51                  1.30
          40.01 - 45.00                        9                  1,253,135.69                  1.69
          45.01 - 50.00                       13                  1,372,322.08                  1.85
          50.01 - 55.00                       22                  2,052,304.02                  2.77
          55.01 - 60.00                       25                  2,489,858.93                  3.35
          60.01 - 65.00                       38                  4,038,352.98                  5.44
          65.01 - 70.00                       73                  7,100,114.10                  9.57
          70.01 - 75.00                       78                  8,284,429.49                 11.16
          75.01 - 80.00                      200                 22,660,735.55                 30.53
          80.01 - 85.00                      106                 11,819,369.62                 15.93
          85.01 - 90.00                       78                 10,021,967.48                 13.50
          90.01 - 95.00                        8                  1,006,803.50                  1.36
                                             -------------------------------------------------------
          TOTAL:                             676                $74,214,217.86                100.00%

(1) As of the Cut-Off Date, the weighted average Original Loan-to-Value Ratio of the fixed rate Group 1 Mortgage Loans is approximately 75.41%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                DESCRIPTION OF THE GROUP 1 FIXED RATE COLLATERAL

--------------------------------------------------------------------------------

CUT-OFF DATE MORTGAGE LOAN PRINCIPAL BALANCE (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                RANGE OF                                                 NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          CUT-OFF DATE BALANCES                                        MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          0.01 - 50,000.00                                                        104    $ 4,332,481.29              5.84%
          50,000.01 - 100,000.00                                                  271     19,485,401.34             26.26
          100,000.01 - 150,000.00                                                 141     17,342,704.95             23.37
          150,000.01 - 200,000.00                                                  94     16,440,464.71             22.15
          200,000.01 - 250,000.00                                                  33      7,316,132.83              9.86
          250,000.01 - 300,000.00                                                  28      7,511,994.95             10.12
          300,000.01 - 350,000.00                                                   3        971,145.51              1.31
          350,000.01 - 400,000.00                                                   1        390,523.59              0.53
          400,000.01 - 450,000.00                                                   1        423,368.69              0.57
                                                                       -------------------------------------------------------------
          TOTAL:                                                                  676    $74,214,217.86            100.00%

(1) As of the Cut-Off Date, the average Cut-Off Date Mortgage Loan Principal Balance of the fixed rate Group 1 Mortgage Loans is approximately $109,784.35.

OCCUPANCY TYPES

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          OCCUPANCY TYPES                                              MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          Primary Residence                                                     605     $67,102,037.25              90.42%
          Investment Property                                                    70       7,056,991.33               9.51
          Second Home                                                             1          55,189.28               0.07
                                                                     ---------------------------------------------------------------
          TOTAL:                                                                676     $74,214,217.86             100.00%


DELINQUENCY (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          DELINQUENCY                                                  MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          0 to 29 days                                                        676      $74,214,217.86              100.00%
                                                                     ---------------------------------------------------------------
          TOTAL:                                                              676      $74,214,217.86              100.00%

(1)   Delinquency calculated using OTS methodology as of 6/1/2002.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                DESCRIPTION OF THE GROUP 1 FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

MORTGAGE RATES (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
          RANGE OF GROSS                                                 NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          INTEREST RATES                                               MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          6.251 - 6.500                                                         1      $   264,841.87                0.36%
          6.501 - 6.750                                                         1          113,879.46                0.15
          6.751 - 7.000                                                        18        2,922,300.39                3.94
          7.001 - 7.250                                                        24        4,104,963.07                5.53
          7.251 - 7.500                                                        62        9,631,195.00               12.98
          7.501 - 7.750                                                        32        4,503,913.38                6.07
          7.751 - 8.000                                                        81       10,007,593.51               13.48
          8.001 - 8.250                                                        45        5,109,845.98                6.89
          8.251 - 8.500                                                        59        6,891,567.53                9.29
          8.501 - 8.750                                                        57        5,622,120.25                7.58
          8.751 - 9.000                                                        67        6,977,834.96                9.40
          9.001 - 9.250                                                        21        1,565,188.50                2.11
          9.251 - 9.500                                                        36        3,396,666.50                4.58
          9.501 - 9.750                                                        40        3,477,094.76                4.69
          9.751 - 10.000                                                       48        4,100,896.48                5.53
          10.001 - 10.250                                                      18        1,194,869.47                1.61
          10.251 - 10.500                                                      14          966,194.47                1.30
          10.501 - 10.750                                                      11          807,671.32                1.09
          10.751 - 11.000                                                      12          619,903.94                0.84
          11.001 - 11.250                                                       9          813,005.55                1.10
          11.251 - 11.500                                                       2           91,869.81                0.12
          11.501 - 11.750                                                       4          183,412.56                0.25
          11.751 - 12.000                                                       6          404,638.68                0.55
          12.251 - 12.500                                                       3          129,810.08                0.17
          12.501 - 12.750                                                       2          158,145.66                0.21
          13.251 - 13.500                                                       2          111,917.86                0.15
          14.001 - 14.250                                                       1           42,876.82                0.06
                                                                   --------------      --------------      --------------
          TOTAL:                                                              676      $74,214,217.86              100.00%

(1) As of the Cut-Off Date, the weighted average Mortgage Rate of the fixed rate Group 1 Mortgage Loans is approximately 8.528%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                DESCRIPTION OF THE GROUP 1 FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

PURPOSE OF MORTGAGE LOANS

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          PURPOSE                                                      MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE

          Cash/Out Refinance                                                    510     $55,777,070.27              75.16%
          Rate/Term Refinance                                                   107      11,898,992.27              16.03
          Purchase                                                               59       6,538,155.32               8.81
                                                                     ---------------------------------------------------------------
          TOTAL:                                                                676     $74,214,217.86             100.00%


Property Type

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          PROPERTY TYPE                                                MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          Single Family                                                         561     $59,933,937.41              80.76%
          Condominium                                                            34       3,685,794.07               4.97
          Two Family                                                             27       2,887,928.61               3.89
          Three Family                                                           14       2,401,976.90               3.24
          Four Family                                                             8       1,871,705.14               2.52
          PUD-Attached                                                           17       1,866,517.05               2.52
          Manufactured Home                                                      10         936,776.90               1.26
          PUD-Detached                                                            5         629,581.78               0.85
                                                                     ---------------------------------------------------------------
          TOTAL:                                                                676     $74,214,217.86             100.00%


FICO SCORE (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
          RANGE OF                                                       NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          FICO SCORES                                                  MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          801 - 850                                                             1      $   159,749.60                0.22%
          751 - 800                                                             9        1,181,074.01                1.59
          701 - 750                                                            32        3,906,766.31                5.26
          651 - 700                                                           122       15,590,489.77               21.01
          601 - 650                                                           219       25,268,201.43               34.05
          551 - 600                                                           165       16,361,642.18               22.05
          501 - 550                                                           126       11,557,891.57               15.57
          451 - 500                                                             2          188,402.99                0.25
                                                                     ---------------------------------------------------------------
          TOTAL:                                                              676      $74,214,217.86              100.00%

(1) As of the Cut-Off Date, the weighted average FICO Score of the fixed rate Group 1 Mortgage Loans is approximately 617.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                DESCRIPTION OF THE GROUP 1 FIXED RATE COLLATERAL
--------------------------------------------------------------------------------


CREDIT GRADE

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          CREDIT GRADE                                                 MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          A-                                                                  106      $11,470,080.69               15.46%
          A-MO                                                                  1          107,821.67                0.15
          A+                                                                  361       43,846,070.47               59.08
          A+MO                                                                 38        3,406,629.00                4.59
          B                                                                    62        5,401,932.12                7.28
          C                                                                     9          736,722.48                0.99
          C-                                                                    2          102,948.61                0.14
          C-HS                                                                  3          135,700.85                0.18
          FICO                                                                 94        9,006,311.97               12.14
                                                                     ---------------------------------------------------------------
          TOTAL:                                                              676      $74,214,217.86              100.00%


DOCUMENTATION

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          DOCUMENTATION                                                MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          Full doc 1 year W2 tax returns                                          419    $43,375,707.82             58.45%
          Full doc 2 year W2 tax returns                                           93      9,900,582.61             13.34
          Limited 12 month bank statement                                          36      4,837,639.22              6.52
          Stated documentation                                                    128     16,100,288.21             21.69
                                                                     ---------------------------------------------------------------
          Total:                                                                  676    $74,214,217.86            100.00%


PREPAYMENT CHARGE TERM (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
          PREPAY CHARGE                                                  NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          TERM (MONTHS)                                                MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
            0                                                                 205      $18,024,259.42               24.29%
          1 - 12                                                               28        3,680,034.15                4.96
          13 - 24                                                              56        6,753,969.85                9.10
          25 - 36                                                             113       14,453,034.96               19.47
          37 - 48                                                              11        1,551,554.39                2.09
          49 - 60                                                             263       29,751,365.09               40.09
                                                                     ---------------------------------------------------------------
          TOTAL:                                                              676      $74,214,217.86              100.00%

(1) As of the Cut-Off Date, the weighted average Prepayment Term of the fixed rate Group 1 Mortgage Loans is approximately 2.9 years.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DESCRIPTION OF THE GROUP 1 FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

STATE OR TERRITORY DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          STATE OR TERRITORY                                           MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          California                                                          155        $25,498,186.87             34.36%
          Texas                                                               110          7,518,730.97             10.13
          Florida                                                              65          5,972,524.58              8.05
          Michigan                                                             35          2,736,049.95              3.69
          Illinois                                                             23          2,408,277.47              3.25
          Ohio                                                                 25          2,151,268.83              2.90
          Massachusetts                                                        13          1,904,216.48              2.57
          Minnesota                                                            14          1,904,215.09              2.57
          New York                                                              9          1,594,593.66              2.15
          Colorado                                                             10          1,579,377.84              2.13
          New Jersey                                                           12          1,567,978.05              2.11
          South Carolina                                                       20          1,486,557.67              2.00
          Georgia                                                              13          1,442,486.91              1.94
          Pennsylvania                                                         17          1,436,954.96              1.94
          Washington                                                           11          1,275,082.94              1.72
          New Mexico                                                           10          1,192,999.65              1.61
          Nevada                                                               10          1,102,265.64              1.49
          Connecticut                                                           8          1,096,532.28              1.48
          Oregon                                                                7            963,560.16              1.30
          Missouri                                                             11            878,492.84              1.18
          Alabama                                                              12            822,698.21              1.11
          Tennessee                                                            10            808,673.18              1.09
          Maryland                                                              4            697,874.70              0.94
          Hawaii                                                                3            672,678.35              0.91
          Arizona                                                               8            601,649.31              0.81
          Kansas                                                                6            599,336.13              0.81
          Rhode Island                                                          4            590,934.75              0.80
          Indiana                                                               9            543,330.57              0.73
          Oklahoma                                                              9            527,675.64              0.71
          Louisiana                                                             5            426,788.19              0.58
          Mississippi                                                           5            386,170.14              0.52
          Maine                                                                 3            298,829.46              0.40
          Idaho                                                                 4            293,154.92              0.40
          Wyoming                                                               2            291,714.74              0.39
          Iowa                                                                  3            210,664.86              0.28
          Kentucky                                                              2            139,377.62              0.19
          District of Columbia                                                  1            129,884.99              0.18
          New Hampshire                                                         2            115,094.63              0.16
          Arkansas                                                              2            114,649.66              0.15
          Nebraska                                                              2            114,348.30              0.15
          North Carolina                                                        1             72,182.31              0.10
          Wisconsin                                                             1             46,154.36              0.06
                                                                     ---------------------------------------------------------------
          TOTAL:                                                              676        $74,214,217.86            100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

SUMMARY                                                                         TOTAL             MINIMUM               MAXIMUM
------------------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Mortgage Loan Principal Balance                               $ 291,565,193.65    $      31,148.38    $     458,240.61
Number of Loans                                                                       2,232
Average Original Loan Balance                                              $     130,834.03    $      31,200.00    $     459,000.00
Average Cut-Off Date Loan Balance                                          $     130,629.57    $      31,148.38    $     458,240.61
Weighted Average Original LTV                                                         80.30%              11.14%              95.00%
Weighted Average Gross Coupon                                                         8.899%              5.990%             14.140%
Weighted Average Remaining Term to Maturity (months)                                    357                 355                 358
Weighted Average Gross Margin                                                         6.670%              3.350%              9.000%
Weighted Average Maximum Interest Rate                                               15.895%             12.990%             21.140%
Weighted Average Periodic Cap                                                         1.500%              1.000%              1.498%
Weighted Average FICO Score                                                             583                 500                 801
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PERCENT OF CUT-OFF DATE
                                                                   RANGE                              PRINCIPAL BALANCE
                                                                   -----                              -----------------
     Product Type                                                  Fixed                                   0.00%
                                                                  Adjustable                            100.00%

     Initial Roll Period                                           2 Years                                96.27%
                                                                   3 Years                                 3.73%

     Amortization Type                                             Fully Amortizing Mortgage Loans       100.00%
                                                                   Balloon Mortgage Loans                  0.00%

     Lien Position                                                 First                                 100.00%
                                                                   Second                                  0.00%

     Occupancy Status                                              Primary Residence                      94.01%
                                                                   Investment Property                     5.83%
                                                                   Second Home                             0.16%

     Property Type                                                 Single Family                          80.41%
                                                                   Condominium                             5.63%
                                                                   Planned Unit Development                3.94%
                                                                   Two- to Four-Family                     8.87%
                                                                   Manufactured/Modular                    1.15%
                                                                   Housing

     Geographic Distribution                                       California                             33.91%
                                                                   Illinois                                6.03%
                                                                   Michigan                                5.59%
                                                                   Florida                                 4.72%
                                                                   Texas                                   4.07%
                                                                   Other States                           45.67%

     Largest Zip Code Concentration                                90008                                   0.35%

     Loans with Prepayment Penalties                               1,838                                  84.36%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
          RANGE OF ORIGINAL                                              NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          LOAN TO VALUE RATIOS                                         MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          10.01 - 15.00                                                         1     $     49,572.52                0.02%
          15.01 - 20.00                                                         1           89,803.91                0.03
          25.01 - 30.00                                                         3          174,792.13                0.06
          30.01 - 35.00                                                         2          104,862.58                0.04
          35.01 - 40.00                                                         8          566,331.70                0.19
          40.01 - 45.00                                                        12        1,198,850.47                0.41
          45.01 - 50.00                                                        13        1,524,788.83                0.52
          50.01 - 55.00                                                        27        3,160,385.96                1.08
          55.01 - 60.00                                                        43        5,623,788.60                1.93
          60.01 - 65.00                                                        84        9,233,737.13                3.17
          65.01 - 70.00                                                       158       19,933,186.59                6.84
          70.01 - 75.00                                                       250       32,848,924.79               11.27
          75.01 - 80.00                                                       597       76,952,411.56               26.39
          80.01 - 85.00                                                       582       74,180,639.63               25.44
          85.01 - 90.00                                                       426       62,176,336.63               21.33
          90.01 - 95.00                                                        24        3,614,860.85                1.24
          95.01 - 100.00                                                        1          131,919.77                0.05
                                                                     ---------------------------------------------------------------
          TOTAL:                                                            2,232     $291,565,193.65              100.00%


(1) As of the Cut-Off Date, the weighted average Original Loan-to-Value Ratio of the adjustable rate Group 1 Mortgage Loans is approximately 80.30%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

CUT-OFF DATE MORTGAGE LOAN PRINCIPAL BALANCE (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                RANGE OF                                                 NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          CUT-OFF DATE BALANCES                                        MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          0.01 - 50,000.00                                                      147    $  6,292,192.72               2.16%
          50,000.01 - 100,000.00                                                741      55,671,620.14              19.09
          100,000.01 - 150,000.00                                               599      74,321,709.96              25.49
          150,000.01 - 200,000.00                                               390      67,814,095.46              23.26
          200,000.01 - 250,000.00                                               215      48,138,933.29              16.51
          250,000.01 - 300,000.00                                               128      35,071,578.19              12.03
          300,000.01 - 350,000.00                                                 5       1,557,612.25               0.53
          350,000.01 - 400,000.00                                                 5       1,827,393.51               0.63
          400,000.01 - 450,000.00                                                 1         411,817.52               0.14
          450,000.01 - 500,000.00                                                 1         458,240.61               0.16
                                                                     ---------------------------------------------------------------
          TOTAL:                                                              2,232    $291,565,193.65             100.00%

(1) As of the Cut-Off Date, the average Cut-Off Date Principal Balance of the adjustable rate Group 1 Mortgage Loans is approximately $130,629.57.

OCCUPANCY TYPES

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          OCCUPANCY TYPES                                              MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          Primary Residence                                                   2,054    $274,093,327.14              94.01%
          Investment Property                                                   174      16,991,501.68               5.83
          Second Home                                                             4         480,364.83               0.16
                                                                     ---------------------------------------------------------------
          TOTAL:                                                              2,232    $291,565,193.65             100.00%


DELINQUENCY (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          DELINQUENCY                                                  MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          0 to 29 days                                                      2,231     $291,515,129.80               99.98%
          30 to 59 days                                                         1           50,063.85                0.02
                                                                  ---------------     ---------------     ---------------
          TOTAL:                                                            2,232     $291,565,193.65              100.00%

(1)   Delinquency calculated using OTS methodology as of 6/1/2002.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

MORTGAGE RATES (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
          RANGE OF GROSS                                                 NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          INTEREST RATES                                               MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          5.751 - 6.000                                                         7     $  1,039,622.19                0.36%
          6.251 - 6.500                                                        10        1,728,814.12                0.59
          6.501 - 6.750                                                         6        1,102,235.25                0.38
          6.751 - 7.000                                                        23        3,901,965.27                1.34
          7.001 - 7.250                                                        30        4,860,296.86                1.67
          7.251 - 7.500                                                        87       13,800,232.62                4.73
          7.501 - 7.750                                                        89       13,591,253.70                4.66
          7.751 - 8.000                                                       184       27,846,991.77                9.55
          8.001 - 8.250                                                       150       21,270,469.79                7.30
          8.251 - 8.500                                                       181       26,825,700.45                9.20
          8.501 - 8.750                                                       232       31,933,309.28               10.95
          8.751 - 9.000                                                       267       36,559,006.16               12.54
          9.001 - 9.250                                                       189       22,316,677.91                7.65
          9.251 - 9.500                                                       168       20,544,664.84                7.05
          9.501 - 9.750                                                       140       14,994,285.19                5.14
          9.751 - 10.000                                                      151       17,431,704.50                5.98
          10.001 - 10.250                                                      75        7,603,682.71                2.61
          10.251 - 10.500                                                      65        6,257,917.88                2.15
          10.501 - 10.750                                                      45        4,443,273.70                1.52
          10.751 - 11.000                                                      41        4,573,317.95                1.57
          11.001 - 11.250                                                      23        1,937,620.16                0.66
          11.251 - 11.500                                                      16        1,849,900.43                0.63
          11.501 - 11.750                                                      13        1,510,593.13                0.52
          11.751 - 12.000                                                      16        1,496,382.73                0.51
          12.001 - 12.250                                                       4          424,454.92                0.15
          12.251 - 12.500                                                      11        1,161,950.56                0.40
          12.501 - 12.750                                                       1           53,973.72                0.02
          12.751 - 13.000                                                       1           62,244.62                0.02
          13.001 - 13.250                                                       2          184,019.44                0.06
          13.251 - 13.500                                                       1           78,367.80                0.03
          13.501 - 13.750                                                       2           97,451.16                0.03
          14.001 - 14.250                                                       2           82,812.84                0.03
                                                                     ---------------------------------------------------------------
          TOTAL:                                                            2,232     $291,565,193.65              100.00%


(1) As of the Cut-Off Date, the weighted average Mortgage Rate of the adjustable rate Group 1 Mortgage Loans is approximately 8.899%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

PURPOSE OF MORTGAGE LOANS

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          PURPOSE                                                      MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          Cash/Out Refinance                                                  1,399    $185,383,815.05              63.58%
          Purchase                                                              463      57,635,387.50              19.77
          Rate/Term Refinance                                                   370      48,545,991.10              16.65
                                                                     ---------------------------------------------------------------
          TOTAL:                                                              2,232    $291,565,193.65             100.00%



PROPERTY TYPE

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          PROPERTY TYPE                                                MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          Single Family                                                       1,839    $234,449,651.94              80.41%
          Two Family                                                            123      17,671,086.31               6.06
          Condominium                                                           120      16,403,443.95               5.63
          PUD-Detached                                                           36       6,528,183.78               2.24
          Three Family                                                           31       6,501,779.56               2.23
          PUD-Attached                                                           32       4,964,652.42               1.70
          Manufactured Home                                                      34       2,806,894.92               0.96
          Four Family                                                            11       1,681,591.34               0.58
          Modular Home                                                            6         557,909.43               0.19
                                                                     ---------------------------------------------------------------
          TOTAL:                                                              2,232    $291,565,193.65             100.00%


FICO SCORE (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
          RANGE OF                                                       NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          FICO SCORES                                                  MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          801 - 850                                                           1      $     44,030.88                 0.02%
          751 - 800                                                          14         2,062,512.93                 0.71
          701 - 750                                                          40         6,913,271.44                 2.37
          651 - 700                                                         170        24,597,284.50                 8.44
          601 - 650                                                         510        68,997,854.94                23.66
          551 - 600                                                         721        94,238,039.40                32.32
          501 - 550                                                         764        92,831,504.49                31.84
          451 - 500                                                          12         1,880,695.07                 0.65
                                                                     ---------------------------------------------------------------
          TOTAL:                                                          2,232      $291,565,193.65               100.00%


(1) As of the Cut-Off Date, the weighted average FICO Score of the adjustable rate Group 1 Mortgage Loans is approximately 583.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

CREDIT GRADE

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          CREDIT GRADE                                                 MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          A-                                                                472      $ 62,450,155.70                21.42%
          A-MO                                                               12         2,031,740.96                 0.70
          A+                                                              1,027       140,691,554.16                48.25
          A+MO                                                              114        13,947,746.36                 4.78
          B                                                                 430        51,203,002.01                17.56
          C                                                                  93        11,668,042.35                 4.00
          C-                                                                 31         3,740,190.03                 1.28
          C-HS                                                               14         1,254,534.99                 0.43
          FICO                                                               39         4,578,227.09                 1.57
                                                                     ---------------------------------------------------------------
          TOTAL:                                                          2,232      $291,565,193.65               100.00%


DOCUMENTATION

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          DOCUMENTATION                                                MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          Full doc 1 year W2 tax returns                                        1,071   $133,775,715.46             45.88%
          Full doc 2 year W2 tax returns                                          365     42,330,611.36             14.52
          Limited 12 month bank statement                                         125     18,974,739.73              6.51
          Stated documentation                                                    671     96,484,127.10             33.09
                                                                     ---------------------------------------------------------------
          TOTAL:                                                                2,232   $291,565,193.65            100.00%


PREPAYMENT CHARGE TERM (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                RANGE OF                                                 NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          CUT-OFF DATE BALANCES                                        MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
            0                                                               394      $ 45,603,966.49                15.64%
          1 - 12                                                             60         9,245,157.85                 3.17
          13 - 24                                                         1,710       228,162,203.51                78.25
          25 - 36                                                            61         7,903,551.72                 2.71
          49 - 60                                                             7           650,314.08                 0.22
                                                                     ---------------------------------------------------------------
          TOTAL:                                                          2,232      $291,565,193.65               100.00%


(1) As of the Cut-Off Date, the weighted average Prepayment Charge Term of the adjustable rate Group 1 Mortgage Loans is approximately 1.7 years.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

STATE OR TERRITORY DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          STATE OR TERRITORY                                           MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          California                                                            542    $ 98,864,564.39              33.91%
          Illinois                                                              124      17,576,744.23               6.03
          Michigan                                                              171      16,304,313.30               5.59
          Florida                                                               124      13,770,628.28               4.72
          Texas                                                                 127      11,880,783.72               4.07
          Colorado                                                               78      11,458,820.51               3.93
          Minnesota                                                              83      11,366,077.13               3.90
          Massachusetts                                                          64      10,610,599.21               3.64
          Ohio                                                                   99       9,284,646.55               3.18
          Georgia                                                                53       6,272,873.95               2.15
          Arizona                                                                57       6,091,277.07               2.09
          Washington                                                             41       5,878,303.70               2.02
          New Jersey                                                             35       5,085,577.03               1.74
          Nevada                                                                 34       5,062,211.09               1.74
          New York                                                               32       4,888,799.21               1.68
          Missouri                                                               41       4,131,254.26               1.42
          Oregon                                                                 31       4,120,847.06               1.41
          Indiana                                                                52       3,774,096.54               1.29
          Virginia                                                               27       3,454,628.03               1.18
          Connecticut                                                            22       3,432,323.54               1.18
          Pennsylvania                                                           40       3,065,324.01               1.05
          Tennessee                                                              33       2,926,264.97               1.00
          Wisconsin                                                              29       2,823,665.71               0.97
          Alabama                                                                32       2,705,686.33               0.93
          Maryland                                                               18       2,688,084.77               0.92
          New Mexico                                                             21       2,391,687.20               0.82
          South Carolina                                                         26       2,296,536.55               0.79
          Kansas                                                                 25       2,186,240.22               0.75
          Iowa                                                                   19       1,862,332.83               0.64
          New Hampshire                                                          14       1,679,667.32               0.58
          Louisiana                                                              19       1,295,956.86               0.44
          Nebraska                                                               13       1,284,347.52               0.44
          District of Columbia                                                    9       1,266,691.95               0.43
          Utah                                                                    8       1,229,720.20               0.42
          Rhode Island                                                           10       1,198,141.91               0.41
          Hawaii                                                                  5       1,174,552.60               0.40
          Mississippi                                                            16       1,048,707.08               0.36
          Kentucky                                                               11         935,184.27               0.32
          Maine                                                                   8         881,586.05               0.30
          Oklahoma                                                               11         768,123.97               0.26
          Idaho                                                                   8         632,475.00               0.22
          North Carolina                                                          4         440,798.13               0.15
          Arkansas                                                                6         389,173.93               0.13
          Wyoming                                                                 3         362,476.62               0.12
          Montana                                                                 3         339,069.59               0.12
          West Virginia                                                           2         219,647.54               0.08
          South Dakota                                                            1          82,770.74               0.03
          Delaware                                                                1          80,910.98               0.03
                                                                     ---------------------------------------------------------------
          TOTAL:                                                              2,232    $291,565,193.65             100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

MARGIN (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
          RANGE OF                                                       NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          MARGIN                                                       MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          3.251 - 3.500                                                         1     $    163,618.12                0.06%
          4.501 - 4.750                                                         1          165,547.34                0.06
          4.751 - 5.000                                                         6        1,088,249.24                0.37
          5.001 - 5.250                                                         1          164,475.03                0.06
          5.251 - 5.500                                                         2          130,338.96                0.04
          5.751 - 6.000                                                         1          119,839.40                0.04
          6.001 - 6.250                                                       102       13,902,682.15                4.77
          6.251 - 6.500                                                       881      120,036,525.31               41.17
          6.501 - 6.750                                                       125       15,762,945.11                5.41
          6.751 - 7.000                                                       688       88,346,671.01               30.30
          7.001 - 7.250                                                       316       38,112,600.64               13.07
          7.251 - 7.500                                                        94       12,231,772.81                4.20
          7.501 - 7.750                                                         5          573,462.80                0.20
          7.751 - 8.000                                                         4          345,655.20                0.12
          8.001 - 8.250                                                         1           81,400.89                0.03
          8.501 - 8.750                                                         3          295,449.16                0.10
          8.751 - 9.000                                                         1           43,960.48                0.02
                                                                     ---------------------------------------------------------------
          TOTAL:                                                            2,232     $291,565,193.65              100.00%


(1) As of the Cut-Off Date, the weighted average Margin of the adjustable rate Group 1 Mortgage Loans is approximately 6.670%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------


MAXIMUM INTEREST RATE(1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
          RANGE OF                                                       NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          MAXIMUM INTEREST RATES                                       MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          12.751 - 13.000                                                       7     $  1,039,622.19                0.36%
          13.251 - 13.500                                                      10        1,728,814.12                0.59
          13.501 - 13.750                                                       6        1,102,235.25                0.38
          13.751 - 14.000                                                      23        3,901,965.27                1.34
          14.001 - 14.250                                                      30        4,860,296.86                1.67
          14.251 - 14.500                                                      88       13,865,113.67                4.76
          14.501 - 14.750                                                      89       13,591,253.70                4.66
          14.751 - 15.000                                                     184       27,846,991.77                9.55
          15.001 - 15.250                                                     151       21,372,356.62                7.33
          15.251 - 15.500                                                     181       26,984,885.63                9.26
          15.501 - 15.750                                                     232       31,933,309.28               10.95
          15.751 - 16.000                                                     268       36,648,926.03               12.57
          16.001 - 16.250                                                     189       22,354,673.14                7.67
          16.251 - 16.500                                                     167       20,320,598.61                6.97
          16.501 - 16.750                                                     142       15,157,996.71                5.20
          16.751 - 17.000                                                     151       17,554,431.78                6.02
          17.001 - 17.250                                                      74        7,463,800.65                2.56
          17.251 - 17.500                                                      65        6,257,917.88                2.15
          17.501 - 17.750                                                      43        4,279,562.18                1.47
          17.751 - 18.000                                                      40        4,360,670.80                1.50
          18.001 - 18.250                                                      24        2,046,277.73                0.70
          18.251 - 18.500                                                      16        1,849,900.43                0.63
          18.501 - 18.750                                                      13        1,510,593.13                0.52
          18.751 - 19.000                                                      16        1,496,382.73                0.51
          19.001 - 19.250                                                       3          315,797.35                0.11
          19.251 - 19.500                                                      11        1,161,950.56                0.40
          19.501 - 19.750                                                       1           53,973.72                0.02
          19.751 - 20.000                                                       1           62,244.62                0.02
          over 20.001                                                           7          442,651.24                0.15
                                                                     ---------------------------------------------------------------
          TOTAL:                                                            2,232     $291,565,193.65              100.00%


(1) As of the Cut-Off Date, the weighted average Maximum Rate of the adjustable rate Group 1 Mortgage Loans is approximately 15.895%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

MINIMUM INTEREST RATE(1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
          RANGE OF                                                       NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          MINIMUM INTEREST RATES                                       MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          5.751 - 6.000                                                         7     $  1,039,622.19                0.36%
          6.251 - 6.500                                                        10        1,728,814.12                0.59
          6.501 - 6.750                                                         6        1,102,235.25                0.38
          6.751 - 7.000                                                        23        3,901,965.27                1.34
          7.001 - 7.250                                                        30        4,860,296.86                1.67
          7.251 - 7.500                                                        87       13,800,232.62                4.73
          7.501 - 7.750                                                        89       13,591,253.70                4.66
          7.751 - 8.000                                                       184       27,846,991.77                9.55
          8.001 - 8.250                                                       150       21,270,469.79                7.30
          8.251 - 8.500                                                       181       26,825,700.45                9.20
          8.501 - 8.750                                                       232       31,933,309.28               10.95
          8.751 - 9.000                                                       267       36,559,006.16               12.54
          9.001 - 9.250                                                       189       22,316,677.91                7.65
          9.251 - 9.500                                                       168       20,544,664.84                7.05
          9.501 - 9.750                                                       140       14,994,285.19                5.14
          9.751 - 10.000                                                      151       17,431,704.50                5.98
          10.001 - 10.250                                                      75        7,603,682.71                2.61
          10.251 - 10.500                                                      65        6,257,917.88                2.15
          10.501 - 10.750                                                      45        4,443,273.70                1.52
          10.751 - 11.000                                                      41        4,573,317.95                1.57
          11.001 - 11.250                                                      23        1,937,620.16                0.66
          11.251 - 11.500                                                      16        1,849,900.43                0.63
          11.501 - 11.750                                                      13        1,510,593.13                0.52
          11.751 - 12.000                                                      16        1,496,382.73                0.51
          12.001 - 12.250                                                       4          424,454.92                0.15
          12.251 - 12.500                                                      11        1,161,950.56                0.40
          12.501 - 12.750                                                       1           53,973.72                0.02
          12.751 - 13.000                                                       1           62,244.62                0.02
          13.001 - 13.250                                                       2          184,019.44                0.06
          13.251 - 13.500                                                       1           78,367.80                0.03
          13.501 - 13.750                                                       2           97,451.16                0.03
          14.001 - 14.250                                                       2           82,812.84                0.03
                                                                     ---------------------------------------------------------------
          TOTAL:                                                            2,232     $291,565,193.65              100.00%


(1) As of the Cut-Off Date, the weighted average Minimum of the adjustable rate Group 1 Mortgage Loans is approximately 8.899%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

CUT-OFF TERM TO ROLL(1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
          CUT-OFF NEXT                                                   NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          RATE RESET DATE                                              MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          February 1, 2004                                                      6     $  1,255,126.50                0.43%
          March 1, 2004                                                        60        7,366,589.14                2.53
          April 1, 2004                                                       986      129,907,201.84               44.56
          May 1, 2004                                                       1,095      142,166,493.81               48.76
          March 1, 2005                                                         3          612,767.31                0.21
          April 1, 2005                                                        39        4,599,439.78                1.58
          May 1, 2005                                                          43        5,657,575.27                1.94
                                                                     ---------------------------------------------------------------
          TOTAL:                                                            2,232     $291,565,193.65              100.00%


(1) As of the Cut-Off Date, the weighted average Cut-Off Term to Roll of the adjustable rate Group 1 Mortgage Loans is approximately 22 months.

INITIAL CAP(1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          INITIAL CAP                                                  MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          1.000                                                               9      $  1,121,674.97                 0.38%
          1.500                                                           2,219       289,739,507.21                99.37
          2.000                                                               1           298,143.57                 0.10
          3.000                                                               3           405,867.90                 0.14
                                                                     ---------------------------------------------------------------
          TOTAL:                                                          2,232      $291,565,193.65               100.00%


(1) As of the Cut-Off Date, the weighted average Initial Cap of the adjustable rate Group 1 Mortgage Loans is approximately 1.501%.

INTERIM CAP(1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          INTERIM CAP                                                  MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          1.000                                                              11      $  1,410,622.25                 0.48%
          1.500                                                           2,221       290,154,571.40                99.52
                                                                     ---------------------------------------------------------------
          TOTAL:                                                          2,232      $291,565,193.65               100.00%

(1) As of the Cut-Off Date, the weighted average Initial Cap of the adjustable rate Group 1 Mortgage Loans is approximately 1.498%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                DESCRIPTION OF THE GROUP 2 FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

SUMMARY                                                                          TOTAL              MINIMUM              MAXIMUM
------------------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Mortgage Loan Principal Balance                                $ 21,994,488.62     $     44,328.68     $    636,619.67
Number of Loans                                                                                                                  79
Average Original Loan Balance                                               $    278,954.35     $     44,800.00     $    637,500.00
Average Cut-Off Date Loan Balance                                           $    278,411.25     $     44,328.68     $    636,619.67
Weighted Average Original LTV                                                         79.13%              51.14%              95.00%
Weighted Average Gross Coupon                                                         8.067%              6.500%             12.700%
Weighted Average Remaining Term to Maturity (months)                                    350                 118                 358
Weighted Average FICO Score                                                             647                 504                 781
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PERCENT OF CUT-OFF DATE
                                                                       RANGE                            PRINCIPAL BALANCE
                                                                       -----                            -----------------
     Product Type                                                      Fixed                                 100.00%
                                                                       Adjustable                              0.00%

     Amortization Type                                                 Fully Amortizing Mortgage Loans       100.00%
                                                                       Balloon Mortgage Loans                  0.00%

     Lien Position                                                     First                                 100.00%
                                                                       Second                                  0.00%

     Occupancy Status                                                  Primary Residence                      91.22%
                                                                       Investment Property                     6.86%
                                                                       Second Home                             1.92%

     Property Type                                                     Single Family                          61.33%
                                                                       Planned Unit Development               30.05%
                                                                       Condominium                             5.73%
                                                                       Two- Family                             2.89%
                                                                       Manufactured/Modular Housing            0.00%

     Geographic Distribution                                           California                             48.41%
                                                                       Florida                                 7.76%
                                                                       New Jersey                              5.67%
                                                                       Illinois                                5.32%
                                                                       Texas                                   4.12%
                                                                       Other States                           28.73%

     Largest Zip Code Concentration                                    95127                                   5.00%

     Loans with Prepayment Penalties                                   57                                     71.21%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DESCRIPTION OF THE GROUP 2 FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
          RANGE OF ORIGINAL                                              NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          LOAN TO VALUE RATIOS                                         MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          50.01 - 55.00                                                         3      $   968,154.31                4.40%
          55.01 - 60.00                                                         2          543,653.10                2.47
          60.01 - 65.00                                                         3          726,985.13                3.31
          65.01 - 70.00                                                         2          682,114.72                3.10
          70.01 - 75.00                                                        15        4,054,920.16               18.44
          75.01 - 80.00                                                        28        6,909,281.10               31.41
          80.01 - 85.00                                                        14        4,203,007.83               19.11
          85.01 - 90.00                                                         9        2,685,735.69               12.21
          90.01 - 95.00                                                         3        1,220,636.58                5.55
                                                                     ---------------------------------------------------------------
          TOTAL:                                                               79      $21,994,488.62              100.00%

(1) As of the Cut-Off Date, the weighted average Original Loan-to-Value Ratio of the fixed rate Group 2 Mortgage Loans is approximately 79.13%.

 CUT-OFF DATE MORTGAGE LOAN PRINCIPAL BALANCE (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
          RANGE OF                                                       NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          CUT-OFF DATE BALANCES                                        MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          0.01 - 50,000.00                                                          1    $    44,328.68              0.20%
          50,000.01 - 100,000.00                                                   11        748,740.94              3.40
          100,000.01 - 150,000.00                                                   8      1,085,841.84              4.94
          150,000.01 - 200,000.00                                                   8      1,403,491.46              6.38
          200,000.01 - 250,000.00                                                   4        916,394.10              4.17
          250,000.01 - 300,000.00                                                   2        538,207.46              2.45
          300,000.01 - 350,000.00                                                  22      7,221,829.48             32.83
          350,000.01 - 400,000.00                                                  10      3,793,781.84             17.25
          400,000.01 - 450,000.00                                                   6      2,536,075.50             11.53
          450,000.01 - 500,000.00                                                   3      1,466,664.83              6.67
          500,000.01 - 550,000.00                                                   3      1,602,512.82              7.29
          600,000.01 - 650,000.00                                                   1        636,619.67              2.89
                                                                     ---------------------------------------------------------------
          TOTAL:                                                                   79    $21,994,488.62            100.00%


(1) As of the Cut-Off Date, the average Cut-Off Date Mortgage Loan Principal Balance of the fixed rate Group 2 Mortgage Loans is approximately $278,411.25.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                DESCRIPTION OF THE GROUP 2 FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

OCCUPANCY TYPES

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          OCCUPANCY                                                    MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          Primary Residence                                                      73     $20,063,824.48              91.22%
          Investment Property                                                     5       1,507,525.08               6.85
          Second Home                                                             1         423,139.06               1.92
                                                                     ---------------------------------------------------------------
          TOTAL:                                                                 79     $21,994,488.62             100.00%


DELINQUENCY (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                RANGE OF                                                 NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          CUT-OFF DATE BALANCES                                        MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          0 to 29 days                                                         79      $21,994,488.62              100.00%
                                                                   --------------      --------------      --------------
          TOTAL:                                                               79      $21,994,488.62              100.00%

(1)   Delinquency calculated using OTS methodology as of 6/1/2002.

MORTGAGE RATES (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
          RANGE OF GROSS                                                 NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          INTEREST RATES                                               MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          6.251 - 6.500                                                         1      $   539,021.02                2.45%
          6.751 - 7.000                                                         2          745,656.66                3.39
          7.001 - 7.250                                                         4          822,091.72                3.74
          7.251 - 7.500                                                        14        4,486,990.49               20.40
          7.501 - 7.750                                                         9        3,082,899.37               14.02
          7.751 - 8.000                                                        13        5,209,406.25               23.69
          8.001 - 8.250                                                         7        1,717,741.05                7.81
          8.251 - 8.500                                                         4        1,322,408.98                6.01
          8.501 - 8.750                                                         6        1,031,932.62                4.69
          8.751 - 9.000                                                         5        1,160,695.05                5.28
          9.251 - 9.500                                                         3          307,450.78                1.40
          9.501 - 9.750                                                         1          127,380.53                0.58
          9.751 - 10.000                                                        1           68,290.95                0.31
          10.001 - 10.250                                                       3          724,955.91                3.30
          10.251 - 10.500                                                       2          276,778.64                1.26
          10.501 - 10.750                                                       1           86,262.58                0.39
          10.751 - 11.000                                                       1          171,725.75                0.78
          11.251 - 11.500                                                       1           60,514.10                0.28
          12.501 - 12.750                                                       1           52,286.17                0.24
                                                                     ---------------------------------------------------------------
          TOTAL:                                                               79      $21,994,488.62              100.00%

(1) As of the Cut-Off Date, the weighted average Mortgage Rate of the fixed rate Group 2 Mortgage Loans is approximately 8.067%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                DESCRIPTION OF THE GROUP 2 FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

PURPOSE OF MORTGAGE LOANS

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          PURPOSE                                                      MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          Cash/Out Refinance                                                     58     $15,711,410.24              71.43%
          Rate/Term Refinance                                                    13       3,553,451.69              16.16
          Purchase                                                                8       2,729,626.69              12.41
                                                                     ---------------------------------------------------------------
          TOTAL:                                                                 79     $21,994,488.62             100.00%


PROPERTY TYPE

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                RANGE OF                                                 NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          CUT-OFF DATE BALANCES                                        MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          Single Family                                                        36      $13,489,448.37               61.33%
          PUD-Detached                                                         39        6,607,989.43               30.04
          Condominium                                                           3        1,260,431.15                5.73
          Two Family                                                            1          636,619.67                2.89
                                                                     ---------------------------------------------------------------
          TOTAL:                                                               79      $21,994,488.62              100.00%


FICO SCORE (1)


                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                RANGE OF                                                 NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          CUT-OFF DATE BALANCES                                        MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          751 - 800                                                             4      $ 1,669,339.71                7.59%
          701 - 750                                                             7        2,430,788.71               11.05
          651 - 700                                                            15        5,097,124.94               23.17
          601 - 650                                                            28        8,200,491.30               37.28
          551 - 600                                                            17        3,521,355.37               16.01
          501 - 550                                                             8        1,075,388.59                4.89
                                                                     ---------------------------------------------------------------
          TOTAL:                                                               79      $21,994,488.62              100.00%

(1) As of the Cut-Off Date, the weighted average FICO Score of the fixed rate Group 2 Mortgage Loans is approximately 647.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                DESCRIPTION OF THE GROUP 2 FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

CREDIT GRADE

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          CREDIT GRADE                                                 MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          A-                                                                    8      $ 1,326,128.40                6.03%
          A+                                                                   45       15,073,107.25               68.53
          A+MO                                                                  1          266,602.44                1.21
          B                                                                     7          909,897.75                4.14
          C                                                                     1          171,725.75                0.78
          C-HS                                                                  1           52,286.17                0.24
          FICO                                                                 16        4,194,740.86               19.07
                                                                     ---------------------------------------------------------------
          TOTAL:                                                               79      $21,994,488.62              100.00%

DOCUMENTATION

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          DOCUMENTATION                                                MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          Full doc 1 year W2 tax returns                                           39     $ 9,714,425.95            44.17%
          Full doc 2 year W2 tax returns                                           11       4,436,882.41            20.17
          Limited 12 month bank statement                                           4       1,263,554.94             5.74
          Stated documentation                                                     25       6,579,625.32            29.91
                                                                     ---------------------------------------------------------------
          TOTAL:                                                                   79     $21,994,488.62           100.00%



PREPAYMENT CHARGE TERM (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
          PREPAY CHARGE                                                  NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          TERM (MONTHS)                                                MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
            0                                                                  22      $ 6,331,876.28               28.79%
          1 - 12                                                                1          143,885.04                0.65
          13 - 24                                                              12        4,004,198.41               18.21
          25 - 36                                                              21        5,527,206.86               25.13
          37 - 48                                                               1          332,358.58                1.51
          49 - 60                                                              22        5,654,963.45               25.71
                                                                     ---------------------------------------------------------------
          TOTAL:                                                               79      $21,994,488.62              100.00%


(1) As of the Cut-Off Date, the weighted average Prepayment Term of the fixed rate Group 2 Mortgage Loans is approximately 2.5 years.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                DESCRIPTION OF THE GROUP 2 FIXED RATE COLLATERAL
--------------------------------------------------------------------------------

STATE OR TERRITORY DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          STATE OR TERRITORY                                           MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          California                                                           29      $10,647,010.88               48.41%
          Florida                                                               8        1,706,462.32                7.76
          New Jersey                                                            4        1,246,472.19                5.67
          Illinois                                                              3        1,170,184.58                5.32
          Texas                                                                12          905,719.43                4.12
          New York                                                              2          881,308.35                4.01
          Connecticut                                                           2          797,837.54                3.63
          Nevada                                                                3          769,060.34                3.50
          Massachusetts                                                         2          704,875.81                3.20
          Colorado                                                              2          578,233.17                2.63
          Arizona                                                               3          491,810.56                2.24
          Tennessee                                                             2          435,136.67                1.98
          Utah                                                                  1          335,317.75                1.52
          Minnesota                                                             1          332,358.58                1.51
          Michigan                                                              1          323,482.82                1.47
          Louisiana                                                             1          308,904.99                1.40
          Kansas                                                                1          143,885.04                0.65
          Alabama                                                               1          132,893.60                0.60
          Missouri                                                              1           83,534.00                0.38
                                                                   --------------      --------------      --------------
          TOTAL:                                                               79      $21,994,488.62              100.00%



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

SUMMARY                                                                         TOTAL               MINIMUM             MAXIMUM
------------------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Mortgage Loan Principal Balance                                $ 98,764,240.80     $     44,158.49     $    539,093.70
Number of Loans                                                                                                                 323
Average Original Loan Balance                                               $    306,263.88     $     44,200.00     $    539,750.00
Average Cut-Off Date Loan Balance                                           $    305,771.64     $     44,158.49     $    539,093.70
Weighted Average Original LTV                                                         81.47%              49.29%              95.00%
Weighted Average Gross Coupon                                                         8.536%              5.990%             12.850%
Weighted Average Remaining Term to Maturity (months)                                    358                 356                 359
Weighted Average Gross Margin                                                         6.629%              5.900%              7.740%
Weighted Average Maximum Interest Rate                                               15.531%             12.990%             19.850%
Weighted Average Periodic Cap                                                         1.497%              1.000%              1.500%
Weighted Average FICO Score                                                             598                 500                 771
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PERCENT OF CUT-OFF DATE
                                                                      RANGE                               PRINCIPAL BALANCE
                                                                      -----                               -----------------
Product Type                                                          Fixed                                    0.00%
                                                                      Adjustable                             100.00%

Initial Roll Period                                                   2 Years                                 95.43%
                                                                      3 Years                                  4.57%

Amortization Type                                                     Fully Amortizing Mortgage Loans        100.00%
                                                                      Balloon Mortgage Loans                   0.00%

Lien Position                                                         First                                  100.00%
                                                                      Second                                   0.00%

Occupancy Status                                                      Primary Residence                       93.81%
                                                                      Investment Property                      6.19%
                                                                      Second Home                              0.00%

Property Type                                                         Single Family                           65.83%
                                                                      Condominium                              5.65%
                                                                      Planned Unit Development                27.18%
                                                                      Two- to Four-Family                      1.34%
                                                                      Manufactured/Modular                     0.00%
                                                                      Housing

Geographic Distribution                                               California                              55.85%
                                                                      Florida                                  6.79%
                                                                      Illinois                                 3.84%
                                                                      New Jersey                               3.49%
                                                                      Texas                                    3.33%
                                                                      Other States                            26.70%

Largest Zip Code Concentration                                        95121                                    1.31%

Loans with Prepayment Penalties                                       275                                     86.51%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
          RANGE OF ORIGINAL                                              NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          LOAN TO VALUE RATIOS                                         MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          45.01 - 50.00                                                         2      $   409,052.93                0.41%
          50.01 - 55.00                                                         2          754,060.77                0.76
          55.01 - 60.00                                                         4        1,121,741.07                1.14
          60.01 - 65.00                                                        12        3,633,408.85                3.68
          65.01 - 70.00                                                        15        4,425,684.27                4.48
          70.01 - 75.00                                                        33        9,864,470.47                9.99
          75.01 - 80.00                                                        90       27,326,898.77               27.67
          80.01 - 85.00                                                        79       23,796,711.02               24.09
          85.01 - 90.00                                                        82       26,226,582.53               26.55
          90.01 - 95.00                                                         4        1,205,630.12                1.22
                                                                     ---------------------------------------------------------------
          Total:                                                              323      $98,764,240.80              100.00%

(1) As of the Cut-Off Date, the weighted average Original Loan-to-Value Ratio of the adjustable rate Group 2 Mortgage Loans is approximately 81.47%.


CUT-OFF DATE MORTGAGE LOAN PRINCIPAL BALANCE (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                RANGE OF                                                 NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          CUT-OFF DATE BALANCES                                        MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          0.01 - 50,000.00                                                          3    $   136,782.23              0.14%
          50,000.01 - 100,000.00                                                   20      1,591,614.22              1.61
          100,000.01 - 150,000.00                                                  25      3,195,171.35              3.24
          150,000.01 - 200,000.00                                                  31      5,399,372.63              5.47
          200,000.01 - 250,000.00                                                  13      2,988,690.03              3.03
          250,000.01 - 300,000.00                                                  12      3,265,794.58              3.31
          300,000.01 - 350,000.00                                                  89     28,918,095.63             29.28
          350,000.01 - 400,000.00                                                  68     25,795,535.82             26.12
          400,000.01 - 450,000.00                                                  44     18,732,471.40             18.97
          450,000.01 - 500,000.00                                                  17      8,201,619.21              8.30
          500,000.01 - 550,000.00                                                   1        539,093.70              0.55
                                                                     ---------------------------------------------------------------
          Total:                                                                  323    $98,764,240.80            100.00%

(1) As of the Cut-Off Date, the average Cut-Off Date Principal Balance of the adjustable rate Group 2 Mortgage Loans is approximately $305,771.64.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

OCCUPANCY TYPES

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          OCCUPANCY                                                    MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          Primary Residence                                                     300     $92,652,370.84              93.81%
          Investment Property                                                    23       6,111,869.96               6.19
                                                                     ---------------------------------------------------------------
          TOTAL:                                                                323     $98,764,240.80             100.00%


DELINQUENCY (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          DELINQUENCY                                                  MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          0 to 29 days                                                        323      $98,764,240.80              100.00%
                                                                     ---------------------------------------------------------------
          TOTAL:                                                              323      $98,764,240.80              100.00%


(1)   Delinquency calculated using OTS methodology as of 6/1/2002.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

MORTGAGE RATES (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
          RANGE OF GROSS                                                 NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          INTEREST RATES                                               MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          5.751 - 6.000                                                         1      $   186,526.23                0.19%
          6.501 - 6.750                                                         1          365,797.35                0.37
          6.751 - 7.000                                                        12        4,329,777.79                4.38
          7.001 - 7.250                                                         5        1,196,520.35                1.21
          7.251 - 7.500                                                        25        8,627,547.80                8.74
          7.501 - 7.750                                                        28        9,582,637.97                9.70
          7.751 - 8.000                                                        32       10,544,847.87               10.68
          8.001 - 8.250                                                        28        8,409,141.34                8.51
          8.251 - 8.500                                                        42       14,522,407.00               14.70
          8.501 - 8.750                                                        25        7,117,488.16                7.21
          8.751 - 9.000                                                        39       11,699,946.60               11.85
          9.001 - 9.250                                                        14        4,081,459.12                4.13
          9.251 - 9.500                                                        22        6,198,276.82                6.28
          9.501 - 9.750                                                        15        4,187,700.44                4.24
          9.751 - 10.000                                                       11        2,705,176.72                2.74
          10.001 - 10.250                                                       8        2,157,920.25                2.18
          10.251 - 10.500                                                       3          667,184.59                0.68
          10.501 - 10.750                                                       2          559,945.23                0.57
          10.751 - 11.000                                                       3          412,688.22                0.42
          11.251 - 11.500                                                       2          287,790.85                0.29
          11.501 - 11.750                                                       3          206,885.75                0.21
          12.501 - 12.750                                                       1          310,166.08                0.31
          12.751 - 13.000                                                       1          406,408.27                0.41
                                                                   --------------      --------------      --------------
          TOTAL:                                                              323      $98,764,240.80              100.00%


(1) As of the Cut-Off Date, the weighted average Mortgage Rate of the adjustable rate Group 2 Mortgage Loans is approximately 8.536%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

PURPOSE OF MORTGAGE LOANS

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          PURPOSE                                                      MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          Cash/Out Refinance                                                    208     $62,210,253.89              62.99%
          Purchase                                                               77      24,271,754.14              24.58
          Rate/Term Refinance                                                    38      12,282,232.77              12.44
                                                                     ---------------------------------------------------------------
          TOTAL:                                                                323     $98,764,240.80             100.00%


PROPERTY TYPE

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                          NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          PROPERTY TYPE                                                MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          Single Family                                                       174      $65,013,415.55               65.83%
          PUD-Detached                                                        126       24,894,257.83               25.21
          Condominium                                                          15        5,580,813.31                5.65
          PUD-Attached                                                          5        1,957,965.57                1.98
          Two Family                                                            2          818,533.02                0.83
          Three Family                                                          1          499,255.52                0.51
                                                                   --------------      --------------      --------------
          TOTAL:                                                              323      $98,764,240.80              100.00%

FICO SCORE (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          RANGE OF FICO SCORES                                         MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          751 - 800                                                             3      $ 1,221,472.79                1.24%
          701 - 750                                                            13        4,414,735.38                4.47
          651 - 700                                                            40       13,845,158.10               14.02
          601 - 650                                                            84       25,180,593.89               25.50
          551 - 600                                                           105       32,582,373.54               32.99
          501 - 550                                                            76       20,897,066.81               21.16
          451 - 500                                                             2          622,840.29                0.63
                                                                     ---------------------------------------------------------------
          TOTAL:                                                              323      $98,764,240.80              100.00%


(1) As of the Cut-Off Date, the weighted average FICO Score of the adjustable rate Group 2 Mortgage Loans is approximately 598.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

CREDIT GRADE

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          CREDIT GRADE                                                 MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          A-                                                                   64      $19,198,389.53               19.44%
          A+                                                                  191       62,625,189.48               63.41
          A+MO                                                                 10        1,502,374.74                1.52
          B                                                                    44       12,133,231.08               12.29
          C                                                                     8        1,984,585.42                2.01
          C-                                                                    2          802,930.42                0.81
          C-HS                                                                  1          310,166.08                0.31
          FICO                                                                  3          207,374.05                0.21
                                                                     ---------------------------------------------------------------
          TOTAL:                                                              323      $98,764,240.80              100.00%

DOCUMENTATION

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          DOCUMENTATION                                                MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          Full doc 1 year W2 tax returns                                          125    $33,824,409.06             34.25%
          Full doc 2 year W2 tax returns                                           18      6,111,035.68              6.19
          Limited 12 month bank statement                                          29      9,303,636.86              9.42
          Stated documentation                                                    151     49,525,159.20             50.14
                                                                     ---------------------------------------------------------------
          TOTAL:                                                                  323    $98,764,240.80            100.00%


PREPAYMENT CHARGE TERM (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
          PREPAY CHARGE                                                  NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          TERM (MONTHS)                                                MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
            0                                                                  48      $13,323,959.92               13.49%
          1 - 12                                                               19        7,099,848.17                7.19
          13 - 24                                                             246       75,560,461.95               76.51
          25 - 36                                                               7        1,766,375.46                1.79
          49 - 60                                                               3        1,013,595.30                1.03
                                                                     ---------------------------------------------------------------
          TOTAL:                                                              323      $98,764,240.80              100.00%


(1) As of the Cut-Off Date, the weighted average Prepayment Charge Term of the adjustable rate Group 2 Mortgage Loans is approximately 1.7 years.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

STATE OR TERRITORY DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          STATE OR TERRITORY                                           MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          California                                                          157      $55,155,908.46               55.85%
          Florida                                                              31        6,704,828.03                6.79
          Illinois                                                              9        3,796,236.84                3.84
          New Jersey                                                           10        3,444,114.92                3.49
          Texas                                                                24        3,292,908.26                3.33
          Michigan                                                              9        3,159,458.05                3.20
          Washington                                                           10        3,150,232.30                3.19
          Nevada                                                               14        2,889,209.46                2.93
          Massachusetts                                                         6        2,415,935.11                2.45
          Arizona                                                              11        2,197,930.26                2.23
          Virginia                                                              6        1,694,369.82                1.72
          Maryland                                                              3        1,213,581.97                1.23
          South Carolina                                                        3        1,192,596.13                1.21
          Colorado                                                              5        1,176,288.23                1.19
          Connecticut                                                           3        1,102,469.20                1.12
          Nebraska                                                              2          750,377.29                0.76
          New Mexico                                                            2          685,099.11                0.69
          Hawaii                                                                2          593,140.12                0.60
          Maine                                                                 2          531,425.77                0.54
          Idaho                                                                 2          473,208.66                0.48
          Georgia                                                               2          465,931.36                0.47
          New Hampshire                                                         1          449,361.45                0.45
          Missouri                                                              3          413,123.46                0.42
          Minnesota                                                             1          399,512.64                0.40
          Louisiana                                                             1          360,098.94                0.36
          New York                                                              1          330,183.42                0.33
          Utah                                                                  1          323,229.76                0.33
          Alabama                                                               1          309,834.80                0.31
          Pennsylvania                                                          1           93,646.98                0.09
                                                                     ---------------------------------------------------------------
          TOTAL:                                                              323      $98,764,240.80              100.00%



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

MARGIN (1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
          RANGE OF                                                       NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          MARGIN                                                       MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          5.751 - 6.000                                                         1      $   162,276.73                0.16%
          6.001 - 6.250                                                        12        3,761,466.77                3.81
          6.251 - 6.500                                                       156       49,992,303.46               50.62
          6.501 - 6.750                                                        10        2,426,894.95                2.46
          6.751 - 7.000                                                       102       30,940,400.38               31.33
          7.001 - 7.250                                                        30        7,694,945.56                7.79
          7.251 - 7.500                                                        10        2,837,287.07                2.87
          7.501 - 7.750                                                         2          948,665.88                0.96
                                                                     ---------------------------------------------------------------
          TOTAL:                                                              323      $98,764,240.80              100.00%


(1) As of the Cut-Off Date, the weighted average Margin of the adjustable rate Group 2 Mortgage Loans is approximately 6.629%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

MAXIMUM INTEREST RATE(1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
          RANGE OF                                                       NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          MAXIMUM INTEREST RATES                                       MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          12.751 - 13.000                                                       1      $   186,526.23                0.19%
          13.001 - 13.250                                                       1          183,308.73                0.19
          13.501 - 13.750                                                       1          365,797.35                0.37
          13.751 - 14.000                                                      12        4,329,777.79                4.38
          14.001 - 14.250                                                       4        1,013,211.62                1.03
          14.251 - 14.500                                                      25        8,627,547.80                8.74
          14.501 - 14.750                                                      28        9,582,637.97                9.70
          14.751 - 15.000                                                      33       10,892,964.91               11.03
          15.001 - 15.250                                                      28        8,409,141.34                8.51
          15.251 - 15.500                                                      42       14,522,407.00               14.70
          15.501 - 15.750                                                      25        7,117,488.16                7.21
          15.751 - 16.000                                                      38       11,351,829.56               11.49
          16.001 - 16.250                                                      14        4,081,459.12                4.13
          16.251 - 16.500                                                      22        6,198,276.82                6.28
          16.501 - 16.750                                                      15        4,187,700.44                4.24
          16.751 - 17.000                                                      11        2,705,176.72                2.74
          17.001 - 17.250                                                       8        2,157,920.25                2.18
          17.251 - 17.500                                                       3          667,184.59                0.68
          17.501 - 17.750                                                       2          559,945.23                0.57
          17.751 - 18.000                                                       3          412,688.22                0.42
          18.251 - 18.500                                                       2          287,790.85                0.29
          18.501 - 18.750                                                       3          206,885.75                0.21
          19.501 - 19.750                                                       1          310,166.08                0.31
          19.751 - 20.000                                                       1          406,408.27                0.41
                                                                     ---------------------------------------------------------------
          TOTAL:                                                              323      $98,764,240.80              100.00%


(1) As of the Cut-Off Date, the weighted average Maximum Rate of the adjustable rate Group 2 Mortgage Loans is approximately 15.531%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------


MINIMUM INTEREST RATE(1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
          RANGE OF                                                       NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          MINIMUM INTEREST RATES                                       MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          5.751 - 6.000                                                         1      $   186,526.23                0.19%
          6.501 - 6.750                                                         1          365,797.35                0.37
          6.751 - 7.000                                                        12        4,329,777.79                4.38
          7.001 - 7.250                                                         5        1,196,520.35                1.21
          7.251 - 7.500                                                        25        8,627,547.80                8.74
          7.501 - 7.750                                                        28        9,582,637.97                9.70
          7.751 - 8.000                                                        32       10,544,847.87               10.68
          8.001 - 8.250                                                        28        8,409,141.34                8.51
          8.251 - 8.500                                                        42       14,522,407.00               14.70
          8.501 - 8.750                                                        25        7,117,488.16                7.21
          8.751 - 9.000                                                        39       11,699,946.60               11.85
          9.001 - 9.250                                                        14        4,081,459.12                4.13
          9.251 - 9.500                                                        22        6,198,276.82                6.28
          9.501 - 9.750                                                        15        4,187,700.44                4.24
          9.751 - 10.000                                                       11        2,705,176.72                2.74
          10.001 - 10.250                                                       8        2,157,920.25                2.18
          10.251 - 10.500                                                       3          667,184.59                0.68
          10.501 - 10.750                                                       2          559,945.23                0.57
          10.751 - 11.000                                                       3          412,688.22                0.42
          11.251 - 11.500                                                       2          287,790.85                0.29
          11.501 - 11.750                                                       3          206,885.75                0.21
          12.501 - 12.750                                                       1          310,166.08                0.31
          12.751 - 13.000                                                       1          406,408.27                0.41
                                                                     ---------------------------------------------------------------
          TOTAL:                                                              323      $98,764,240.80              100.00%

(1) As of the Cut-Off Date, the weighted average Minimum of the adjustable rate Group 2 Mortgage Loans is approximately 8.536%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

 CUT-OFF TERM TO ROLL(1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
          CUTOFF NEXT                                                    NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          RATE RESET DATE                                              MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE

          March 1, 2004                                                        11      $ 4,057,810.09                4.11%
          April 1, 2004                                                       116       36,343,119.65               36.80
          May 1, 2004                                                         181       53,664,746.89               54.34
          June 1, 2004                                                          1          188,916.21                0.19
          March 1, 2005                                                         1          327,843.45                0.33
          April 1, 2005                                                         5        1,238,286.89                1.25
          May 1, 2005                                                           8        2,943,517.62                2.98
                                                                     ---------------------------------------------------------------
          TOTAL:                                                              323      $98,764,240.80              100.00%


(1) As of the Cut-Off Date, the weighted average Cut-Off Term to Roll of the adjustable rate Group 2 Mortgage Loans is approximately 22 months.

INITIAL CAP(1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          INITIAL CAP                                                  MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          1.000                                                                 2      $   531,425.77                0.54%
          1.500                                                               321       98,232,815.03               99.46
                                                                     ---------------------------------------------------------------
          TOTAL:                                                              323      $98,764,240.80              100.00%

(1) As of the Cut-Off Date, the weighted average Initial Cap of the adjustable rate Group 2 Mortgage Loans is approximately 1.497%.

INTERIM CAP(1)

                                                                                           AGGREGATE          PERCENT OF AGGREGATE
                                                                         NUMBER OF        CUT-OFF DATE           CUT-OFF DATE
          INTERIM CAP                                                  MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
          1.000                                                                 2      $   531,425.77                0.54%
          1.500                                                               321       98,232,815.03               99.46
                                                                     ---------------------------------------------------------------
          TOTAL:                                                              323      $98,764,240.80              100.00%

(1) As of the Cut-Off Date, the weighted average Initial Cap of the adjustable rate Group 2 Mortgage Loans is approximately 1.497%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           BOND SUMMARY (TO MATURITY)
--------------------------------------------------------------------------------


CLASS A-1 (PRICE: 100.00)
--------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                        0           14           21           28           35           42           56
FIX: HEP                                        0        11.50        17.25           23        28.75         34.5           46
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                         18.94         5.19         3.53         2.56         1.88         1.29         0.83
Modified Duration                           14.95         4.62         3.23         2.39         1.78         1.24         0.81
First Principal Payment Date           08/25/2002   08/25/2002   08/25/2002   08/25/2002   08/25/2002   08/25/2002   08/25/2002
Last Principal Payment Date            04/25/2032   06/25/2029   09/25/2023   10/25/2018   04/25/2015   11/25/2012   09/25/2004
Payment Windows (mos.)                        357          323          254          195          153          124           26

CLASS A-2 (PRICE: 100.00)
--------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                        0           14           21           28           35           42           56
FIX: HEP                                        0        11.50        17.25           23        28.75         34.5           46
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                         19.06         5.18         3.51         2.54         1.86         1.27         0.82
Modified Duration                           14.98         4.60         3.22         2.38         1.76         1.23         0.81
First Principal Payment Date           08/25/2002   08/25/2002   08/25/2002   08/25/2002   08/25/2002   08/25/2002   08/25/2002
Last Principal Payment Date            04/25/2032   04/25/2029   07/25/2023   07/25/2018   01/25/2015   07/25/2012   09/25/2004
Payment Windows (mos.)                        357          321          252          192          150          120           26

CLASS M-1 (PRICE: 100.00)
--------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                        0           14           21           28           35           42           56
FIX: HEP                                        0        11.50        17.25           23        28.75         34.5           46
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                         26.51        10.35         7.06         5.45         4.94         5.63         4.22
Modified Duration                           18.96         8.76         6.25         4.96         4.56         5.17         3.93
First Principal Payment Date           12/25/2024   02/25/2007   08/25/2005   12/25/2005   04/25/2006   11/25/2006   09/25/2004
Last Principal Payment Date            03/25/2032   10/25/2026   06/25/2020   01/25/2016   02/25/2013   01/25/2011   08/25/2009
Payment Windows (mos.)                         88          237          179          122           83           51           60

CLASS M-2 (PRICE: 100.00)
--------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                        0           14           21           28           35           42           56
FIX: HEP                                        0        11.50        17.25           23        28.75         34.5           46
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                         26.51        10.27         6.98         5.31         4.54         4.31         3.15
Modified Duration                           17.72         8.43         6.05         4.75         4.14         3.97         2.95
First Principal Payment Date           12/25/2024   02/25/2007   08/25/2005   09/25/2005   11/25/2005   02/25/2006   02/25/2005
Last Principal Payment Date            02/25/2032   03/25/2025   12/25/2018   10/25/2014   02/25/2012   04/25/2010   10/25/2007
Payment Windows (mos.)                         87          218          161          110           76           51           33

CLASS M-3 (PRICE: 100.00)
--------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                        0           14           21           28           35           42           56
FIX: HEP                                        0        11.50        17.25           23        28.75         34.5           46
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                         26.48        10.02         6.78         5.12         4.27         3.86         2.75
Modified Duration                           16.21         7.94         5.73         4.49         3.84         3.51         2.55
First Principal Payment Date           12/25/2024   02/25/2007   08/25/2005   08/25/2005   09/25/2005   10/25/2005   11/25/2004
Last Principal Payment Date            12/25/2031   07/25/2022   08/25/2016   12/25/2012   09/25/2010   01/25/2009   01/25/2007
Payment Windows (mos.)                         85          186          133           89           61           40           27


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CLASS M-4 (PRICE: 100.00)
----------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                           0           14           21           28           35           42           56
FIX: HEP                                           0        11.50        17.25           23        28.75         34.5           46
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                            26.36         9.36         6.29         4.73         3.92         3.50         2.48
Modified Duration                              15.45         7.41         5.32         4.16         3.52         3.18         2.30
First Principal Payment Date              12/25/2024   02/25/2007   08/25/2005   08/25/2005   08/25/2005   08/25/2005   10/25/2004
Last Principal Payment Date               06/25/2031   05/25/2018   05/25/2013   07/25/2010   10/25/2008   07/25/2007   12/25/2005
Payment Windows (mos.)                            79          136           94           60           39           24           15

CLASS B (PRICE: 89.135703)
----------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                           0           14           21           28           35           42           56
FIX: HEP                                           0        11.50        17.25           23        28.75         34.5           46
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                            25.79         7.93         5.29         3.99         3.34         3.10         2.24
Modified Duration                              10.81         5.62         4.10         3.25         2.80         2.62         1.94
First Principal Payment Date              12/25/2024   02/25/2007   08/25/2005   08/25/2005   08/25/2005   08/25/2005   10/25/2004
Last Principal Payment Date               05/25/2030   11/25/2013   03/25/2010   03/25/2008   11/25/2006   01/25/2006   12/25/2004
Payment Windows (mos.)                            66           82           56           32           16            6            3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             BOND SUMMARY (to Call)
--------------------------------------------------------------------------------

CLASS A-1 (PRICE: 100.00)
---------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                         0           14           21           28           35           42           56
FIX: HEP                                         0        11.50        17.25           23        28.75         34.5           46
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                          18.89         4.84         3.25         2.35         1.71         1.22         0.83
Modified Duration                            14.92         4.38         3.02         2.22         1.64         1.18         0.81
First Principal Payment Date            08/25/2002   08/25/2002   08/25/2002   08/25/2002   08/25/2002   08/25/2002   08/25/2002
Last Principal Payment Date             03/25/2031   11/25/2016   04/25/2012   09/25/2009   02/25/2008   01/25/2007   09/25/2004
Payment Windows (mos.)                         344          172          117           86           67           54           26

CLASS A-2 (PRICE: 100.00)
---------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                         0           14           21           28           35           42           56
FIX: HEP                                         0        11.50        17.25           23        28.75         34.5           46
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                          19.01         4.83         3.24         2.34         1.70         1.21         0.82
Modified Duration                            14.96         4.36         3.01         2.21         1.63         1.18         0.81
First Principal Payment Date            08/25/2002   08/25/2002   08/25/2002   08/25/2002   08/25/2002   08/25/2002   08/25/2002
Last Principal Payment Date             03/25/2031   11/25/2016   04/25/2012   09/25/2009   02/25/2008   01/25/2007   09/25/2004
Payment Windows (mos.)                         344          172          117           86           67           54           26

CLASS M-1 (PRICE: 100.00)
---------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                         0           14           21           28           35           42           56
FIX: HEP                                         0        11.50        17.25           23        28.75         34.5           46
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                          26.40         9.48         6.38         4.93         4.53         4.48         2.96
Modified Duration                            18.90         8.20         5.75         4.55         4.22         4.18         2.81
First Principal Payment Date            12/25/2024   02/25/2007   08/25/2005   12/25/2005   04/25/2006   11/25/2006   09/25/2004
Last Principal Payment Date             03/25/2031   11/25/2016   04/25/2012   09/25/2009   02/25/2008   01/25/2007   08/25/2005
Payment Windows (mos.)                          76          118           81           46           23            3           12

CLASS M-2 (PRICE: 100.00)
---------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                         0           14           21           28           35           42           56
FIX: HEP                                         0        11.50        17.25           23        28.75         34.5           46
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                          26.40         9.48         6.38         4.85         4.18         4.03         2.93
Modified Duration                            17.68         7.95         5.63         4.40         3.85         3.73         2.76
First Principal Payment Date            12/25/2024   02/25/2007   08/25/2005   09/25/2005   11/25/2005   02/25/2006   02/25/2005
Last Principal Payment Date             03/25/2031   11/25/2016   04/25/2012   09/25/2009   02/25/2008   01/25/2007   08/25/2005
Payment Windows (mos.)                          76          118           81           49           28           12            7

CLASS M-3 (PRICE: 100.00)
---------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                         0           14           21           28           35           42           56
FIX: PPC                                         0           50           75          100          125          150          200
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                          26.40         9.48         6.38         4.81         4.03         3.67         2.62
Modified Duration                            16.18         7.64         5.46         4.27         3.65         3.35         2.45
First Principal Payment Date            12/25/2024   02/25/2007   08/25/2005   08/25/2005   09/25/2005   10/25/2005   11/25/2004
Last Principal Payment Date             03/25/2031   11/25/2016   04/25/2012   09/25/2009   02/25/2008   01/25/2007   08/25/2005
Payment Windows (mos.)                          76          118           81           50           30           16           10


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CLASS M-4 (PRICE: 100.00)
--------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                         0           14           21           28           35           42           56
FIX: HEP                                         0        11.50        17.25           23        28.75         34.5           46
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                          26.35         9.30         6.25         4.70         3.90         3.48         2.46
Modified Duration                            15.44         7.37         5.29         4.13         3.50         3.17         2.29
First Principal Payment Date            12/25/2024   02/25/2007   08/25/2005   08/25/2005   08/25/2005   08/25/2005   10/25/2004
Last Principal Payment Date             03/25/2031   11/25/2016   04/25/2012   09/25/2009   02/25/2008   01/25/2007   08/25/2005
Payment Windows (mos.)                          76          118           81           50           31           18           11

CLASS B (PRICE: 89.135703)
--------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                         0           14           21           28           35           42           56
FIX: HEP                                         0        11.50        17.25           23        28.75         34.5           46
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                          25.79         7.93         5.29         3.99         3.34         3.10         2.24
Modified Duration                            10.81         5.62         4.10         3.25         2.80         2.62         1.94
First Principal Payment Date            12/25/2024   02/25/2007   08/25/2005   08/25/2005   08/25/2005   08/25/2005   10/25/2004
Last Principal Payment Date             05/25/2030   11/25/2013   03/25/2010   03/25/2008   11/25/2006   01/25/2006   12/25/2004
Payment Windows (mos.)                          66           82           56           32           16            6            3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            BOND SUMMARY - AIO TABLE
--------------------------------------------------------------------------------

CLASS AIO (TO CALL)

------------------------------------------------------------------------------------------------------------------------------------
ARM:                                             0 CPR       28 CPR       35 CPR       42 CPR       61 CPR       62 CPR       64 CPR
FIX:                                             0 PPC      100 PPC      125 PPC      150 PPC       61 CPR       62 CPR       64 CPR
------------------------------------------------------------------------------------------------------------------------------------
Yield at price of 7.9200                         5.279        5.279        5.279        5.279        5.279        3.145       -1.566
Yield at price of 7.9300                         5.166        5.166        5.166        5.166        5.166        3.031       -1.682
Yield at price of 7.9400                         5.054        5.054        5.054        5.054        5.054        2.918       -1.798
Yield at price of 7.9500                         4.941        4.941        4.941        4.941        4.941        2.804       -1.914
Yield at price of 7.9600                         4.829        4.829        4.829        4.829        4.829        2.691       -2.029
Yield at price of 7.9700                         4.717        4.717        4.717        4.717        4.717        2.578       -2.145
Yield at price of 7.9800                         4.605        4.605        4.605        4.605        4.605        2.465       -2.260
Average Life (yrs.)                               2.49         2.49         2.49         2.49         2.49         2.41         2.24
Modified Duration                                 1.07         1.07         1.07         1.07         1.07         1.06         1.04


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                     [GRAPHIC OMITTED]
$479,240,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    BOND SUMMARY - NET WAC PASS-THROUGH RATE
--------------------------------------------------------------------------------

                   (1)      (2)                       (1)      (2)                        (1)      (2)
PERIOD   PAY DATE      NET WAC     PERIOD   PAY DATE       NET WAC     PERIOD   PAY DATE     NET WAC
 1     08/25/2002   8.72     8.72  30     01/25/2005   7.42      9.54  59     06/25/2007   7.94     12.94
 2     09/25/2002   7.29     7.29  31     02/25/2005   7.94     10.06  60     07/25/2007   8.20     13.37
 3     10/25/2002   7.52     7.52  32     03/25/2005   8.79     11.14  61     08/25/2007   7.94     12.93
 4     11/25/2002   7.26     7.26  33     04/25/2005   7.94     10.06  62     09/25/2007   7.93     12.92
 5     12/25/2002   7.48     7.48  34     05/25/2005   8.21     11.17  63     10/25/2007   8.20     13.35
 6     01/25/2003   7.22     7.22  35     06/25/2005   7.95     11.16  64     11/25/2007   7.93     12.91
 7     02/25/2003   7.20     7.20  36     07/25/2005   8.21     11.53  65     12/25/2007   8.20     13.34
 8     03/25/2003   7.95     7.95  37     08/25/2005   7.94     11.15  66     01/25/2008   7.93     12.90
 9     04/25/2003   7.16     7.16  38     09/25/2005   7.94     11.15  67     02/25/2008   7.93     12.89
10     05/25/2003   7.38     7.38  39     10/25/2005   8.21     11.51  68     03/25/2008   8.48     13.78
11     06/25/2003   7.37     7.37  40     11/25/2005   7.94     11.89  69     04/25/2008   7.93     12.88
12     07/25/2003   7.60     7.60  41     12/25/2005   8.21     12.64  70     05/25/2008   8.20     13.30
13     08/25/2003   7.34     7.34  42     01/25/2006   7.94     12.23  71     06/25/2008   7.93     12.87
14     09/25/2003   7.32     7.32  43     02/25/2006   7.94     12.22  72     07/25/2008   8.19     13.29
15     10/25/2003   7.55     7.55  44     03/25/2006   8.79     13.52  73     08/25/2008   7.93     12.86
16     11/25/2003   7.29     7.29  45     04/25/2006   7.94     12.21  74     09/25/2008   7.93     12.85
17     12/25/2003   7.51     7.51  46     05/25/2006   8.21     13.14  75     10/25/2008   8.19     13.27
18     01/25/2004   7.25     7.25  47     06/25/2006   7.94     12.94  76     11/25/2008   7.93     12.84
19     02/25/2004   7.23     7.23  48     07/25/2006   8.21     13.37  77     12/25/2008   8.19     13.26
20     03/25/2004   7.71     7.71  49     08/25/2006   7.94     12.93  78     01/25/2009   7.93     12.83
21     04/25/2004   7.52     7.52  50     09/25/2006   7.94     12.93  79     02/25/2009   7.93     12.82
22     05/25/2004   7.76     8.52  51     10/25/2006   8.20     13.35  80     03/25/2009   8.78     14.19
23     06/25/2004   7.51     8.58  52     11/25/2006   7.94     12.94  81     04/25/2009   7.93     12.81
24     07/25/2004   7.75     8.85  53     12/25/2006   8.20     13.38  82     05/25/2009   8.19     13.23
25     08/25/2004   7.49     8.55  54     01/25/2007   7.94     12.94  83     06/25/2009   7.93     12.79
26     09/25/2004   7.47     8.53  55     02/25/2007   7.94     12.94  84     07/25/2009   8.19     13.21
27     10/25/2004   7.71     8.80  56     03/25/2007   8.79     14.32  85     08/25/2009   7.92     12.78
28     11/25/2004   7.45     9.24  57     04/25/2007   7.94     12.93  86     09/25/2009   7.92     12.78
29     12/25/2004   7.68     9.88  58     05/25/2007   8.20     13.37

(1) Assumes 1-month LIBOR at 1.84000%, 6-month LIBOR at 1.97313% and 1-year CMT at 2.16000% and is run at the Prepayment Assumption to call and adjusted to reflect an Actual/360 day count.

(2) Assumes 1-month LIBOR, 6-month LIBOR, and 1-year CMT increase to instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and is run at the Prepayment Assumption to call and adjusted to reflect an Actual/360 day count.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES
                          [LOGO](TM)

--------------------------------------------------------------------------------
RMBS NEW ISSUE TERM SHEET

$482,889,000 CERTIFICATES (APPROXIMATE)

ASSET-BACKED CERTIFICATES, SERIES 2002-NC1
Offered Classes: A-1, A-2, AIO, M-1, M-2, M-3, M-4, & B

ASSET BACKED FUNDING CORPORATION
Depositor

NEW CENTURY MORTGAGE CORPORATION
Originator

OCWEN FINANCIAL CORPORATION
Servicer

THE MURRAYHILL COMPANY
Credit Risk Manager

JUNE 25, 2002


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                              OFFERED CERTIFICATES
TO MATURITY:

                                                                      Expected        Expected
                    Expected                                          Principal    Last Scheduled
                   Approximate   Interest   Principal   Expected       Window       Distribution
     Class            Size*        Type        Type     WAL (yrs)       (mos)          Date **              Expected Ratings
     -----            -----        ----        ----     ---------       -----          -------        -----------------------------
                                                                                                      FITCH      MOODY'S       S&P
                                                                                                      -----      -------       ---
A-1                $292,623,000  Floating      SEN         2.56        1 - 195       10/25/2018        AAA         Aaa         AAA
A-2                 $96,607,000  Floating      SEN         2.54        1 - 192       07/25/2018        AAA         Aaa         AAA
AIO                 Notional     Step Fxd    Notional      2.49        30- 30        01/25/2005        AAA         Aaa         AAA
M-1                 $32,841,000  Floating      MEZ         5.45       41 - 162       01/25/2016         AA         Aa2         AA
M-2                 $29,193,000  Floating      MEZ         5.31       38 - 147       10/25/2014         A           A2          A
M-3                 $19,461,000  Floating      MEZ         5.12       37 - 125       12/25/2012        BBB         Baa2        BBB
M-4                  $8,515,000  Floating      MEZ         4.73        37 - 96       07/25/2010        BBB-        Baa3       BBB-
B                    $3,649,000    Fixed       SUB         3.99        37 - 68       03/25/2008        BB+         Ba1         BB+

TO CALL:

                                                                      Expected        Expected
                    Expected                                          Principal    Last Scheduled
                   Approximate   Interest   Principal   Expected       Window       Distribution
     Class            Size*        Type        Type     WAL (yrs)       (mos)          Date **              Expected Ratings
     -----            -----        ----        ----     ---------       -----          -------        -----------------------------
                                                                                                      FITCH      MOODY'S       S&P
                                                                                                      -----      -------       ---
A-1                $292,623,000  Floating      SEN         2.35        1 - 86        09/25/2009        AAA         Aaa         AAA
A-2                 $96,607,000  Floating      SEN         2.34        1 - 86        09/25/2009        AAA         Aaa         AAA
AIO                 Notional     Step Fxd    Notional      2.49        30- 30        01/25/2005        AAA         Aaa         AAA
M-1                 $32,841,000  Floating      MEZ         4.93        41 - 86       09/25/2009         AA         Aa2         AA
M-2                 $29,193,000  Floating      MEZ         4.85        38 - 86       09/25/2009         A           A2          A
M-3                 $19,461,000  Floating      MEZ         4.81        37 - 86       09/25/2009        BBB         Baa2        BBB
M-4                  $8,515,000  Floating      MEZ         4.70        37 - 86       09/25/2009        BBB-        Baa3       BBB-
B                    $3,649,000    Fixed       SUB         3.99        37 - 68       03/25/2008        BB+         Ba1         BB+

* The Expected Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

** The Expected Last Scheduled Distribution Date is the date the Certificate is paid in full assuming the Prepayment Assumption.

STRUCTURE:

(1) After the Optional Termination Date, the margin on the Class A-1 and Class A-2 Certificates will increase to 2x the initial margin and the margin on the Class M-1, Class M-2, Class M-3, and Class M-4 will increase to 1.5x the initial margin.

(2) It is expected that all classes, other than the Class AIO, will be subject to a Net WAC Cap.

(3) Classes M-1, M-2, M-3, M-4, and B are not expected to receive principal payments prior to the Stepdown Date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                              PREPAYMENT ASSUMPTION

ADJUSTABLE RATE         28% CPR
MORTGAGE LOANS

FIXED RATE              23% HEP
MORTGAGE LOANS

                        Assumes that prepayments start at 2.3% CPR in month one, increase to 23% CPR by month ten, and remain constant at 23% CPR thereafter.

                           CLASS AIO NOTIONAL SCHEDULE

The notional amount of Class AIO is equal to the lesser of (I) the sum of the aggregate principal balance of the Mortgage Loans and (ii) the following schedule:

      MONTH                     COUPON                 CLASS AIO NOTIONAL AMOUNT
      -----                     ------                 -------------------------
       1-10                     6.50%                         $48,654,000
      11-20                     4.50%                         $48,654,000
      21-30                     2.50%                         $48,654,000
       31+                      0.00%                              0

CONTACT: BANC OF AMERICA SECURITIES LLC

Mortgage Trading/Syndicate    (704) 388-1597    (704) 335-5904 (Fax)
Chris Hentemann               (chris.c.hentemann@bankofamerica.com)
David Nagle                   (david.w.nagle@bankofamerica.com)
Rob Karr                      (robert.h.karr@bankofamerica.com)
Jeff Willoughby               (jeff.t.willoughby@bankofamerica.com)

Mortgage Finance              (704) 388-9668 (Fax)
Mary Rapoport                 (704) 387-0998 (mary.e.rapoport@bankofamerica.com)
Bob Ashcom                    (704) 386-8148 (robert.ashcom@bankofamerica.com)
Kirk Meyers                   (704) 388-3148 (kirk.b.meyers@bankofamerica.com)
Shaun Ahmad                   (704) 387-2658 (shaun.ahmad@bankofamerica.com)

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS

TITLE OF SECURITIES:                Asset Backed Funding Corporation
                                    Asset Backed Certificates, Series 2002-NC1

OFFERED CERTIFICATES:               Class A-1, Class A-2 (together with the
                                    Class A-1 Certificates, the "Class A
                                    Certificates"), Class AIO, Class M-1, Class
                                    M-2, Class M-3, Class M-4, and the Class B
                                    Certificates. All the certificates, other than the Class B, will be offered publicly pursuant to a Prospectus. The Class B
                                    Certificates will be offered only to
                                    Qualified Institutional Buyers ("QIBs") as defined in Rule 144A under the Securities
                                    Act of 1933

ADJUSTABLE RATE CERTIFICATES:       Class A, Class M-1, Class M-2, Class M-3,
                                    and the Class M-4 Certificates

ORIGINATOR:                         New Century Mortgage Corporation

SERVICER:                           Ocwen Financial Corporation ("Ocwen"). Fitch
                                    Ratings ("Fitch") currently assigns Ocwen its "RPS2" and "RSS2" primary and special servicer ratings for sub-prime product.
                                    Standard & Poor's, a division of The
                                    McGraw-Hill Companies, Inc. ("S&P") rates
                                    Ocwen at a "Strong" for both its special and sub-prime primary servicing categories while
                                    Moody's Investors Service, Inc. ("Moody's") has assigned Ocwen a rating of "SQ1" for its special and sub-prime servicing.

TRUSTEE:                            U.S. Bank National Association

CREDIT RISK MANAGER:                The Murrayhill Company

RATING AGENCIES:                    Fitch, Moody's and S&P

LEAD MANAGER AND BOOKRUNNER:        Banc of America Securities LLC

CO-MANAGERS:                        Countrywide Securities Corporation and J.P.
                                    Morgan Securities Inc.

CLOSING DATE:                       On or about July [30], 2002

ACCRUED INTEREST:                   The price to be paid by investors for the
                                    Certificates, other than the Class AIO and the Class B Certificate, will not include accrued interest (i.e., settle flat). The price to be paid by investors for the Class
                                    AIO and Class B Certificates will include accrued interest from July 1, 2002 up to, but not including, the Closing Date (29 days).

DISTRIBUTION DATES:                 The 25th of each month, or if such day is
                                    not a business day, the next succeeding
                                    business day, beginning on August 26, 2002.

RECORD DATE:                        For any Distribution Date, (i) for the Class
                                    A-1, Class A-2, Class M-1, Class M-2, Class
                                    M-3 and Class M-4 Certificates, the Business
                                    Day before the Distribution Date and (ii) for the Class AIO and Class B Certificates, the last Business Day of the month preceding the month of the Distribution Date.

CUT-OFF DATE:                       July 1, 2002

PAYMENT DELAY:                      With respect to the Class A-1, Class A-2,
                                    Class M-1, Class M-2, Class M-3, and Class
                                    M-4 Certificates, 0 days and with respect to the Class AIO and Class B Certificates, 24 days.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

DAY COUNT:                          With respect to the Class A-1, Class A-2,
                                    Class M-1, Class M-2, Class M-3 and Class
                                    M-4 Certificates, Actual/360 and with
                                    respect to the Class AIO and Class B
                                    Certificates, 30/360.

SERVICING FEES:                     Approximately 0.50% per annum, payable
                                    monthly, of the aggregate principal balance of the Mortgage Loans.

TRUSTEE FEES:                       Approximately 0.01% per annum, payable
                                    monthly, on the aggregate principal balance of the Mortgage Loans.

CREDIT RISK MANAGER FEES:           Approximately 0.0175% per annum, payable
                                    monthly, on the aggregate principal balance of the Mortgage Loans.

OPTIONAL TERMINATION DATE:          The first Distribution Date on which the
                                    aggregate principal balance of the Mortgage
                                    Loans declines to 10% or less of the
                                    aggregate principal balance of the Mortgage
                                    Loans as of the Cut-Off Date ("Cut-Off Date
                                    Principal Balance").

DENOMINATION:                       $25,000 in original principal amount and
                                    integral multiples of $1 in excess thereof.

SMMEA ELIGIBILITY:                  Only the Class A-1, Class A-2, and Class M-1
                                    Certificates will be SMMEA eligible. The remaining Certificates will NOT be SMMEA eligible.

ERISA ELIGIBILITY:                  The Class A-1, Class A-2, Class M-1, Class
                                    M-2, Class M-3, and Class M-4 Certificates are expected to be ERISA eligible under Banc of America's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Offered Certificates remain in the four highest rating categories. A fiduciary of any employee benefit plan subject to ERISA should carefully review with its legal advisors whether the purchase of the certificates could give rise to a prohibited transaction.

TAX STATUS:                         The Certificates will be designated as
                                    regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

MORTGAGE LOANS:                     (i)   The collateral information presented
                                          in this term sheet is based on the
                                          Mortgage Loans as of the Cut-Off Date.

                                    (ii)  The Mortgage Loans will consist of
                                          3,310 fixed and adjustable rate
                                          sub-prime Mortgage Loans, which accrue
                                          interest on an actuarial basis and are
                                          secured by 1st lien, fully amortizing
                                          mortgages on primarily 1-4 family
                                          properties with a Cut-Off Date
                                          Principal Balance of approximately
                                          $486,538,140.93. The collateral will
                                          be broken into two groups that will
                                          consist of conforming and
                                          non-conforming mortgage loans.

GROUP 1 MORTGAGE LOANS:             The Group 1 Mortgage Loans will consist of
                                    approximately 2,908 conforming mortgage
                                    loans with an approximate balance of
                                    $365,779,411.51. For collateral statistics please see the "Description of the Collateral" below.

GROUP 2 MORTGAGE LOANS:             The Group 2 Mortgage Loans will consist of
                                    approximately 402 non-conforming mortgage loans with an approximate balance of $120,758,729.42. For collateral statistics please see the "Description of the Collateral" below.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

MONTHLY SERVICER ADVANCES:          The Servicer is required to advance
                                    scheduled principal and interest (net of the Servicing Fee) for any delinquent mortgage loan, but is not required to make any advance that the Servicer deems to be non-recoverable. The Servicer will not be obligated to fund Interest Shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act.

PREPAYMENT INTEREST SHORTFALL:      For any Distribution Date, with respect to
                                    any mortgage loan prepaid in full during a prepayment period, the difference between the interest that would have been paid on the mortgage loan through the last day of the month in which the liquidation or prepayment occurred and interest actually received by the Servicer with respect to the mortgage loan, in each case net of the Servicing Fees.

SERVICER OBLIGATIONS FOR
PREPAYMENT
INTEREST SHORTFALLS:                The Servicer will be obligated to pay, from
                                    its own funds, Prepayment Interest
                                    Shortfalls for any prepayment in full on a mortgage loan, but only to the extent of the Servicing Fees for the related due period.

TRIGGER EVENT:                      A Trigger Event exists with respect to any
                                    Distribution Date on or after the Stepdown
                                    Date (i) if the 60+ day delinquency
                                    percentage (including loans that are in
                                    bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than [42]% of the senior enhancement percentage for the Offered Certificates or (ii) if during such period the Cumulative Realized
                                    Loss Percentage exceeds the values defined below:

                                      DISTRIBUTION DATES      CUMULATIVE REALIZED LOSS PERCENTAGE
                                      ------------------      -----------------------------------
                                    August 2002 - July 2005                 [2.50]%
                                    August 2005 - July 2006                 [3.75]%
                                    August 2006 - July 2007                 [4.75]%
                                    August 2007 - July 2008                 [5.25]%
                                     August 2008 and after                  [5.50]%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                               CREDIT ENHANCEMENT

EXPECTED CREDIT ENHANCEMENT:

                                    Credit enhancement for the structure is
                                    provided by (i) excess interest, (ii)
                                    overcollateralization and (iii)
                                    subordination.

                                    CERTIFICATE CREDIT ENHANCEMENT

                                    (1)   The Class A Certificates are enhanced
                                          by excess interest and by 19.25% in
                                          subordinate certificates and the
                                          Overcollateralization Amount.

                                    (2)   The Class M-1 Certificate is enhanced
                                          by excess interest and by 12.50% in
                                          subordinate certificates and the
                                          Overcollateralization Amount.

                                    (3)   The Class M-2 Certificate is enhanced
                                          by excess interest and by 6.50% in
                                          subordinate certificates and the
                                          Overcollateralization Amount.

                                    (4)   The Class M-3 Certificate is enhanced
                                          by excess interest and by 2.50% in
                                          subordinate certificates and the
                                          Overcollateralization Amount.

                                    (5)   The Class M-4 Certificate is enhanced
                                          by excess interest and by 0.75% in
                                          subordinate certificates and the
                                          Overcollateralization Amount.

                                    (6)   The Class B Certificate is enhanced by
                                          excess interest and the
                                          Overcollateralization Amount.

EXPECTED CREDIT SUPPORT
PERCENTAGE:

                                            Initial Credit Support   Stepdown Credit Support
                                            ----------------------   -----------------------

                                    Class            Percent                  Percent
                                    -----            -------                  -------
                                      A              20.00                    40.00
                                     M-1             13.25                    26.50
                                     M-2             7.25                     14.50
                                     M-3             3.25                     6.50
                                     M-4             1.50                     3.00
                                      B              0.75                     1.50

OVERCOLLATERALIZATION
AMOUNT: The excess of the aggregate principal balance of the Mortgage Loans over the sum of the aggregate principal balance of the Offered Certificates. To the extent the Overcollateralization Amount is reduced below the Overcollateralization Target Amount, excess interest will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached. It is expected that on the Closing Date the Overcollateralization Amount will equal the Overcollateralization Target Amount.

EXPECTED OVERCOLLATERALIZATION
TARGET AMOUNT:                      Prior to the Stepdown Date, approximately
                                    0.75% multiplied by the Cut-Off Date
                                    Principal Balance. On or after the Stepdown
                                    Date, assuming a Trigger Event is not in effect, the greater of (x) approximately
                                    1.50% multiplied by the aggregate principal balance of the Mortgage Loans as of the last day of the related due period and (y) the Overcollateralization Floor. On or after the Stepdown Date, if a Trigger Event is in effect, the Overcollateralization Target
                                    Amount for the immediately preceding
                                    Distribution Date.

OVERCOLLATERALIZATION DEFICIENCY
AMOUNT: The amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollaterlization Amount on such Distribution Date (after giving effect to distributions in respect of the Basic Principal Distribution Amount on such Distribution Date).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

OVERCOLLATERALIZATION RELEASE
AMOUNT: The excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (assuming that all principal amounts collected or advanced and prepayments received during the related period are applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.

OVERCOLLATERALIZATION FLOOR:        The Cut-Off Date Principal Balance
                                    multiplied by 0.50%.

SUBORDINATION:                      If excess interest and overcollateralization
                                    are insufficient to cover losses on any
                                    Mortgage Loans, those losses will be applied in reduction of the class certificate balances of the subordinate Certificates, in reverse order of seniority.

STEPDOWN DATE:                      The earlier to occur of (i) the Distribution
                                    Date on which the certificate principal
                                    balances of the Class A Certificates have been reduced to zero and (ii) the later to occur of (a) the Distribution Date in August
                                    2005 and (b) the first Distribution Date on which the Class A Certificates principal balance (after taking into account distributions of principal on such
                                    Distribution Date) is less than or equal to 60.00% of the aggregate Principal Balance of the Mortgage Loans.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                               PASS THROUGH RATES

The Pass-Through Rate for each class of the Offered Certificates, other than the Class AIO Certificates, for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the Net WAC Pass-Through Rate for such Distribution Date.

FORMULA RATE:

The Formula Rate is the lesser of:

      (i) either (1) the sum of (a) LIBOR as determined for the related period and (b) the certificate margin for the applicable class or (2) for the Class B Certificates, the certificate coupon

      (ii)  the Maximum Cap Rate for such Distribution Date.

On each Distribution Date after the Optional Termination Date, the certificate margin for the Class A-1 and Class A-2 Certificates will be 2 times its initial margin, for the Class M-1, Class M-2, Class M-3, and Class M-4 Certificates the related certificate margin will be 1.5 times their respective initial margin.

MAXIMUM CAP RATE:

The Maximum Cap Rate is equal to (subject to an adjustment based on the actual number of days in the accrual period as it relates to the Adjustable Rate Certificates only) the weighted average of the Maximum Mortgage Rates, or Mortgage Rates for fixed rate Mortgage Loans, on each Mortgage Loan, which is a specified maximum Mortgage Rate over the life of such loan, less the sum of: (a) for the first 30 Distribution Dates, the Pass-Through Rate for the Class AIO Certificates adjusted by a fraction the numerator of which is the notional balance of the Class AIO Certificates and the denominator of which is the aggregate principal balance of the Mortgage Loans, (b) the Servicing Fees, (c) the Trustee Fees and (d) the Credit Risk Management Fee for the related period.

NET WAC PASS-THROUGH RATE:

The Certificates, other than the Class AIO Certificates, will be subject to a Net WAC Pass-Through Rate equal to (subject to an adjustment based on the actual number of days in the accrual period as it relates to the Adjustable Rate Certificates only) the weighted average Mortgage Rate of the Mortgage Loans less the sum of: (a) for the first 30 Distribution Dates, the Pass-Through Rate for the Class AIO Certificates adjusted by a fraction the numerator of which is the notional balance of the Class AIO Certificates and the denominator of which is the aggregate principal balance of the Mortgage Loans, (b) the Servicing Fees,
(c) Trustee Fees and (d) the Credit Risk Management Fee for the related period.

NET WAC RATE CARRYOVER AMOUNT:

If on any Distribution Date, the Pass-Through Rate for the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, or Class B Certificates is the Net WAC Pass-Through Rate, then the Net WAC Rate Carryover Amount for such class for such Distribution Date is an amount equal to the sum of (i) the excess of (x) the amount of interest such class of certificates would have been entitled to receive on such Distribution Date had such Pass-Through Rate been the related Formula Rate over (y) the amount of interest such class of certificates accrued on such Distribution Date at the Net WAC Pass-Through Rate and (ii) the unpaid portion and interest thereon for the most recently ended Accrual Period for such class of certificates at the then applicable Formula Rate for such class.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                            PRIORITY OF DISTRIBUTION

On each Distribution Date, available funds will be distributed in the following order of priority:

      (i)    to pay the Servicing Fees, Trustee Fees, and Credit Risk Management
             Fee;

      (ii)   to the Class A Certificates, pro rata current interest;

      (iii) to the Class A Certificates, pro rata any unpaid interest (with interest);

      (iv)   to the Class M-1 Certificates, current interest;

      (v)    to the Class M-2 Certificates, current interest;

      (vi)   to the Class M-3 Certificates, current interest;

      (vii)  to the Class M-4 Certificates, current interest;

      (viii) to the Class B Certificates, current interest;

      (ix) to pay the Principal Distribution Amount as described under "Principal Distributions" on page 10; and

      (x)    any remainder as described under "Excess Interest" below.

                                 EXCESS INTEREST

On each Distribution Date, the trust will generally apply any excess interest in the following order:

      (i)    to maintain the Overcollateralization Amount;

      (ii)   to the Class M-1 Certificates, any unpaid interest (with interest);

      (iii)  to the Class M-1 Certificates, any unpaid realized loss amounts;

      (iv)   to the Class M-2 Certificates, any unpaid interest (with interest);

      (v)    to the Class M-2 Certificates, any unpaid realized loss amounts;

      (vi)   to the Class M-3 Certificates, any unpaid interest (with interest);

      (vii)  to the Class M-3 Certificates, any unpaid realized loss amounts;

      (viii) to the Class M-4 Certificates, any unpaid interest (with interest);

      (ix)   to the Class M-4 Certificates, any unpaid realized loss amounts;

      (x)    to the Class B Certificates, any unpaid interest (with interest);

      (xi)   to the Class B Certificates, any unpaid realized loss amounts;

      (xii)  to pay any Net WAC Rate Carryover Amounts;

      (xiii) any remaining amounts to the Certificates that are not offered.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                             PRINCIPAL DISTRIBUTIONS

On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

      (i) to the Class A-1 and Class A-2 Certificates, the respective Class A-1 and Class A-2 Principal Distribution Amounts until the certificate principal balances are reduced to zero;

      (ii) to the Class A-1 Certificates, the excess of the Class A-2 Principal Distribution Amount after (i) above until the certificate principal is reduced to zero;

      (iii) to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

      (iv) to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

      (v) to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

      (vi) to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

      (vii) to the Class B Certificates until the certificate principal balance is reduced to zero.

On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

      (i) to the Class A-1 and Class A-2 Certificates, the respective Class A-1 and Class A-2 Principal Distribution Amounts until the certificate principal balances are reduced to zero;

      (ii) to the Class A-1 Certificates, the excess of the Class A-2 Principal Distribution Amount after (i) above until the certificate principal is reduced to zero;

      (iii) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance is reduced to zero;

      (iv) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance is reduced to zero;

      (v) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance is reduced to zero;

      (vi) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance is reduced to zero;

      (vii) to the Class B Certificates, the Class B Principal Distribution Amount until the certificate principal balance is reduced to zero.

PRINCIPAL DISTRIBUTION
AMOUNT: The sum of the Basic Principal Distribution Amount and the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION
AMOUNT: The excess of (i) the Principal Remittance Amount over (ii) the Overcollateralization Release Amount, if any, for such Distribution Date.

GROUP 1 PRINCIPAL
REMITTANCE AMOUNT:                  All of the principal amounts collected or
                                    advanced and prepayments received for such Distribution Date related to the Group 1
                                    Mortgage Loans.

PRINCIPAL REMITTANCE
AMOUNT: All of the principal amounts collected or advanced and prepayments received for such Distribution Date related to the Mortgage Loans.

EXTRA PRINCIPAL DISTRIBUTION
AMOUNT: The lesser of (x) excess interest for such Distribution Date and (y) the
                                    Overcollateralization Deficiency Amount for such Distribution Date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CLASS A-1 PRINCIPAL
DISTRIBUTION
AMOUNT: The lessor of (i) the Class A-1 Certificate principal balance immediately prior to the Distribution Date and (ii) the Group 1 Principal Remittance Amount divided by the Principal Remittance Amount times (a) prior to the stepdown date or while a trigger event is in occurrence the Principal Distribution Amount or (b) on or after the stepdown date while a trigger event has not occurred the Class A Principal Distribution Amount.

CLASS A-2 PRINCIPAL DISTRIBUTION
AMOUNT: The Class A Principal Distribution Amount minus the Class A-1 Principal Distribution Amount.

CLASS A PRINCIPAL DISTRIBUTION
AMOUNT: On or after the Stepdown Date, while a Trigger Event is not in effect, the Class A Principal Distribution Amount shall equal the excess of the Class A Certificates principal balance immediately prior to the Distribution Date over the lesser of:

                                    (a)   60.00% of the aggregate principal
                                          balances of the Mortgage Loans as of
                                          the last day of the related due period
                                          and

                                    (b)   the aggregate principal balances of
                                          the Mortgage Loans, as of the last day
                                          of the related due period, less 0.50%
                                          of the Cut-Off Date Principal Balance
                                          of the Mortgage Loans.

CLASS M-1 PRINCIPAL DISTRIBUTION
 AMOUNT: The excess of the Class A Certificates principal balance (after giving effect to distributions on that date) and the Class M-1 Certificate principal balance immediately prior to the Distribution Date over the lesser of:

                                    (a)   73.50% of the aggregate principal
                                          balances of the Mortgage Loans as of
                                          the last day of the related due period
                                          and

                                    (b)   the aggregate principal balances of
                                          the Mortgage Loans, as of the last day
                                          of the related due period, less 0.50%
                                          of the Cut-Off Date Principal Balance
                                          of the Mortgage Loans.

CLASS M-2 PRINCIPAL DISTRIBUTION
AMOUNT: The excess of the Class A Certificates principal balance (after giving effect to distributions on that date), the Class M-1 Certificate principal balance (after giving effect to distributions on that date), and the Class M-2 Certificate principal balance immediately prior to the Distribution Date over the lesser of:

                                    (a)   85.50% of the aggregate principal
                                          balances of the Mortgage Loans as of
                                          the last day of the related due period
                                          and

                                    (b)   the aggregate principal balances of
                                          the Mortgage Loans, as of the last day
                                          of the related due period, less 0.50%
                                          of the Cut-Off Date Principal Balance
                                          of the Mortgage Loans.

CLASS M-3 PRINCIPAL DISTRIBUTION
AMOUNT: The excess of the Class A Certificates principal balance (after giving effect to distributions on that date), the Class M-1 Certificate principal balance (after giving effect to distributions on that date), the Class M-2 Certificate principal balance (after giving effect to distributions on that date), and the Class M-3 Certificate principal balance immediately prior to the Distribution Date over the lesser of:

                                    (a)   93.50% of the aggregate principal
                                          balances of the Mortgage Loans as of
                                          the last day of the related due period
                                          and

                                    (b)   the aggregate principal balances of
                                          the Mortgage Loans, as of the last day
                                          of the related due period, less 0.50%
                                          of the Cut-Off Date Principal Balance
                                          of the Mortgage Loans.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CLASS M-4 PRINCIPAL DISTRIBUTION
AMOUNT: The excess of the Class A Certificates principal balance (after giving effect to distributions on that date), the Class M-1 Certificate principal balance (after giving effect to distributions on that date), the Class M-2 Certificate principal balance (after giving effect to distributions on that date), the Class M-3 Certificate principal balance (after giving effect to distributions on that date), and the Class M-4 Certificate principal balance immediately prior to the Distribution Date over the lesser of:

                                    (a)   97.00% of the aggregate principal
                                          balances of the Mortgage Loans as of
                                          the last day of the related due period
                                          and

                                    (b)   the aggregate principal balances of
                                          the Mortgage Loans, as of the last day
                                          of the related due period, less 0.50%
                                          of the Cut-Off Date Principal Balance
                                          of the Mortgage Loans.

CLASS B PRINCIPAL DISTRIBUTION
AMOUNT: The excess of the Class A Certificates principal balance (after giving effect to distributions on that date), the Class M-1 Certificate principal balance (after giving effect to distributions on that date), the Class M-2 Certificate principal balance (after giving effect to distributions on that date), the Class M-3 Certificate principal balance (after giving effect to distributions on that date), the Class M-4 Certificate principal balance (after giving effect to distributions on that date), and the Class B Certificate principal balance immediately prior to the Distribution Date over the lesser of:

                                    (a)   98.50% of the aggregate principal
                                          balances of the Mortgage Loans as of
                                          the last day of the related due period
                                          and

                                    (b)   the aggregate principal balances of
                                          the Mortgage Loans, as of the last day
                                          of the related due period, less 0.50%
                                          of the Cut-Off Date Principal Balance
                                          of the Mortgage Loans.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                       DESCRIPTION OF THE TOTAL COLLATERAL

SUMMARY                                                           TOTAL        MINIMUM         MAXIMUM
Cut-Off Date Mortgage Loan Principal Balance            $486,538,140.93     $30,226.38     $636,619.67
Number of Loans                                                                                  3,310
Average Original Loan Balance                               $147,246.48     $30,800.00     $637,500.00
Average Cut-Off Date Loan Balance                           $146,990.37     $30,226.38     $636,619.67
Weighted Average Original LTV                                     79.74%         11.14%          95.00%
Weighted Average Gross Coupon                                     8.731%         5.990%         14.140%
Weighted Average Remaining Term to Maturity (months)                354            117             359
Weighted Average FICO Score                                         594            500             803

                                                                    PERCENT OF CUT-OFF DATE
                                  RANGE                                PRINCIPAL BALANCE
                                  -----                                -----------------
Product Type                      Fixed                                     19.77%
                                  Adjustable                                80.23%

Amortization Type                 Fully Amortizing Mortgage Loans             100%
                                  Balloon Mortgage Loans                     0.00%

Lien Position                     First                                    100.00%
                                  Second                                     0.00%

Occupancy Status                  Primary Residence                         93.29%
                                  Investment Property                        6.51%
                                  Second Home                                0.20%

Property Type                     Single Family                             76.64%
                                  Condominium                                5.54%
                                  Planned Unit Development                   9.76%
                                  Two- to Four-Family                        7.18%
                                  Manufactured/Modular Housing               0.88%

Geographic Distribution           California                                39.09%
                                  Florida                                    5.79%
                                  Illinois                                   5.13%
                                  Texas                                      4.85%
                                  Michigan                                   4.63%
                                  Other States                              40.52%

Largest Zip Code Concentration    95127                                      0.41%

Loans with Prepayment Penalties   2,641                                     82.88%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                DESCRIPTION OF THE GROUP 1 FIXED RATE COLLATERAL

SUMMARY                                                          TOTAL        MINIMUM         MAXIMUM
-------                                                          -----        -------         -------
Cut-Off Date Mortgage Loan Principal Balance            $74,214,217.86     $30,226.38     $423,368.69
Number of Loans                                                                                   676
Average Original Loan Balance                              $110,064.63     $30,800.00     $424,000.00
Average Cut-Off Date Loan Balance                          $109,784.35     $30,226.38     $423,368.69
Weighted Average Original LTV                                    75.41%         17.78%          95.00%
Weighted Average Gross Coupon                                    8.528%         6.500%         14.100%
Weighted Average Remaining Term to Maturity (months)               334            117             358
Weighted Average FICO Score                                        617            500             803

                                                                    PERCENT OF CUT-OFF DATE
                                  RANGE                                PRINCIPAL BALANCE
                                  -----                                -----------------
Product Type                      Fixed                                    100.00%
                                  Adjustable                                 0.00%

Amortization Type                 Fully Amortizing Mortgage Loans          100.00%
                                  Balloon Mortgage Loans                     0.00%

Lien Position                     First                                    100.00%
                                  Second                                     0.00%

Occupancy Status                  Primary Residence                        90.42%%
                                  Investment Property                        9.51%
                                  Second Home                                0.07%

Property Type                     Single Family                             80.76%
                                  Condominium                                4.97%
                                  Two- to Four-Family                        9.65%
                                  Planned Unit Development                   3.36%
                                  Manufactured/Modular Housing               1.26%

Geographic Distribution           California                                34.36%
                                  Texas                                     10.13%
                                  Florida                                    8.05%
                                  Michigan                                   3.69%
                                  Illinois                                   3.25%
                                  Other States                              40.52%

Largest Zip Code Concentration    94609                                      1.07%

Loans with Prepayment Penalties   471                                       75.71%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                DESCRIPTION OF THE GROUP 1 FIXED RATE COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIOS (1)

                                                                       PERCENT OF
  RANGE OF ORIGINAL       NUMBER OF       AGGREGATE CUT-OFF      AGGREGATE CUT-OFF DATE
LOAN-TO-VALUE RATIOS   MORTGAGE LOANS   DATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
    15.01 - 20.00             1                     $39,665.94            0.05%
    20.01 - 25.00             4                     188,551.32            0.25
    25.01 - 30.00             5                     535,006.79            0.72
    30.01 - 35.00             6                     390,024.86            0.53
    35.01 - 40.00            10                     961,575.51            1.30
    40.01 - 45.00             9                   1,253,135.69            1.69
    45.01 - 50.00            13                   1,372,322.08            1.85
    50.01 - 55.00            22                   2,052,304.02            2.77
    55.01 - 60.00            25                   2,489,858.93            3.35
    60.01 - 65.00            38                   4,038,352.98            5.44
    65.01 - 70.00            73                   7,100,114.10            9.57
    70.01 - 75.00            78                   8,284,429.49            11.16
    75.01 - 80.00            200                 22,660,735.55            30.53
    80.01 - 85.00            106                 11,819,369.62            15.93
    85.01 - 90.00            78                  10,021,967.48            13.50
    90.01 - 95.00             8                   1,006,803.50            1.36
                             ---                --------------           -------
       TOTAL:                676                $74,214,217.86           100.00%

(1) As of the Cut-Off Date, the weighted average Original Loan-to-Value Ratio of the fixed rate Group 1 Mortgage Loans is approximately 75.41%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                DESCRIPTION OF THE GROUP 1 FIXED RATE COLLATERAL

 CUT-OFF DATE MORTGAGE LOAN PRINCIPAL BALANCE (1)

                                                                                          PERCENT OF
      RANGE OF                           NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
CUT-OFF DATE BALANCES                 MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
0.01 - 50,000.00                             104            $4,332,481.29                     5.84%
50,000.01 - 100,000.00                       271            19,485,401.34                    26.26
100,000.01 - 150,000.00                      141            17,342,704.95                    23.37
150,000.01 - 200,000.00                       94            16,440,464.71                    22.15
200,000.01 - 250,000.00                       33             7,316,132.83                     9.86
250,000.01 - 300,000.00                       28             7,511,994.95                    10.12
300,000.01 - 350,000.00                        3               971,145.51                     1.31
350,000.01 - 400,000.00                        1               390,523.59                     0.53
400,000.01 - 450,000.00                        1               423,368.69                     0.57
                                      --------------   ----------------------       ----------------------
TOTAL:                                       676           $74,214,217.86                   100.00%

(1) As of the Cut-Off Date, the average Cut-Off Date Mortgage Loan Principal Balance of the fixed rate Group 1 Mortgage Loans is approximately $109,784.35.

OCCUPANCY TYPES

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
     OCCUPANCY                        MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
Primary Residence                            605           $67,102,037.25                    90.42%
Investment Property                           70             7,056,991.33                     9.51
Second Home                                    1                55,189.28                     0.07
                                      --------------   ----------------------       ----------------------
TOTAL:                                       676           $74,214,217.86                   100.00%

DELINQUENCY (1)

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
DELINQUENCY                           MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
0 to 29 days                                 676           $74,214,217.86                   100.00%
                                      --------------   ----------------------       ----------------------
TOTAL:                                       676           $74,214,217.86                   100.00%

(1)   Delinquency calculated using OTS methodology as of 6/1/2002.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                DESCRIPTION OF THE GROUP 1 FIXED RATE COLLATERAL

MORTGAGE RATES (1)

                                                                                          PERCENT OF
RANGE OF GROSS                           NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
INTEREST RATES                        MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
6.251 - 6.500                                  1              $264,841.87                     0.36%
6.501 - 6.750                                  1               113,879.46                     0.15
6.751 - 7.000                                 18             2,922,300.39                     3.94
7.001 - 7.250                                 24             4,104,963.07                     5.53
7.251 - 7.500                                 62             9,631,195.00                    12.98
7.501 - 7.750                                 32             4,503,913.38                     6.07
7.751 - 8.000                                 81            10,007,593.51                    13.48
8.001 - 8.250                                 45             5,109,845.98                     6.89
8.251 - 8.500                                 59             6,891,567.53                     9.29
8.501 - 8.750                                 57             5,622,120.25                     7.58
8.751 - 9.000                                 67             6,977,834.96                     9.40
9.001 - 9.250                                 21             1,565,188.50                     2.11
9.251 - 9.500                                 36             3,396,666.50                     4.58
9.501 - 9.750                                 40             3,477,094.76                     4.69
9.751 - 10.000                                48             4,100,896.48                     5.53
10.001 - 10.250                               18             1,194,869.47                     1.61
10.251 - 10.500                               14               966,194.47                     1.30
10.501 - 10.750                               11               807,671.32                     1.09
10.751 - 11.000                               12               619,903.94                     0.84
11.001 - 11.250                                9               813,005.55                     1.10
11.251 - 11.500                                2                91,869.81                     0.12
11.501 - 11.750                                4               183,412.56                     0.25
11.751 - 12.000                                6               404,638.68                     0.55
12.251 - 12.500                                3               129,810.08                     0.17
12.501 - 12.750                                2               158,145.66                     0.21
13.251 - 13.500                                2               111,917.86                     0.15
14.001 - 14.250                                1                42,876.82                     0.06
                                      --------------   ----------------------       ----------------------
TOTAL:                                       676           $74,214,217.86                   100.00%

(1) As of the Cut-Off Date, the weighted average Mortgage Rate of the fixed rate Group 1 Mortgage Loans is approximately 8.528%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                DESCRIPTION OF THE GROUP 1 FIXED RATE COLLATERAL

PURPOSE OF MORTGAGE LOANS

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
PURPOSE                               MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
Cash/Out Refinance                           510           $55,777,070.27                    75.16%
Rate/Term Refinance                          107            11,898,992.27                    16.03
Purchase                                      59             6,538,155.32                     8.81
                                      --------------   ----------------------       ----------------------
TOTAL:                                       676           $74,214,217.86                   100.00%

PROPERTY TYPE

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
PROPERTY TYPE                         MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
Single Family                                561           $59,933,937.41                    80.76%
Condominium                                   34             3,685,794.07                     4.97
Two Family                                    27             2,887,928.61                     3.89
Three Family                                  14             2,401,976.90                     3.24
Four Family                                    8             1,871,705.14                     2.52
PUD-Attached                                  17             1,866,517.05                     2.52
Manufactured Home                             10               936,776.90                     1.26
PUD-Detached                                   5               629,581.78                     0.85
                                      --------------   ----------------------       ----------------------
TOTAL:                                       676           $74,214,217.86                   100.00%

FICO SCORE (1)

                                                                                          PERCENT OF
  RANGE OF                               NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
FICO SCORES                           MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
801 - 850                                      1              $159,749.60                     0.22%
751 - 800                                      9             1,181,074.01                     1.59
701 - 750                                     32             3,906,766.31                     5.26
651 - 700                                    122            15,590,489.77                    21.01
601 - 650                                    219            25,268,201.43                    34.05
551 - 600                                    165            16,361,642.18                    22.05
501 - 550                                    126            11,557,891.57                    15.57
451 - 500                                      2               188,402.99                     0.25
                                      --------------   ----------------------       ----------------------
TOTAL:                                       676           $74,214,217.86                   100.00%

(1) As of the Cut-Off Date, the weighted average FICO Score of the fixed rate Group 1 Mortgage Loans is approximately 617.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                DESCRIPTION OF THE GROUP 1 FIXED RATE COLLATERAL

CREDIT GRADE

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
CREDIT GRADE                          MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
A-                                           106           $11,470,080.69                    15.46%
A-MO                                           1               107,821.67                     0.15
A+                                           361            43,846,070.47                    59.08
A+MO                                          38             3,406,629.00                     4.59
B                                             62             5,401,932.12                     7.28
C                                              9               736,722.48                     0.99
C-                                             2               102,948.61                     0.14
C-HS                                           3               135,700.85                     0.18
FICO                                          94             9,006,311.97                    12.14
                                      --------------   ----------------------       ----------------------
TOTAL:                                       676           $74,214,217.86                   100.00%

DOCUMENTATION

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
DOCUMENTATION                         MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
Full doc 1 year W2 tax returns               419           $43,375,707.82                    58.45%
Full doc 2 year W2 tax returns                93             9,900,582.61                    13.34
Limited 12 month bank statement               36             4,837,639.22                     6.52
Stated documentation                         128            16,100,288.21                    21.69
                                      --------------   ----------------------       ----------------------
TOTAL:                                       676           $74,214,217.86                   100.00%

PREPAYMENT CHARGE TERM (1)

                                                                                          PERCENT OF
PREPAY CHARGE                            NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
TERM (MONTHS)                         MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
   0                                         205           $18,024,259.42                    24.29%
1 - 12                                        28             3,680,034.15                     4.96
13 - 24                                       56             6,753,969.85                     9.10
25 - 36                                      113            14,453,034.96                    19.47
37 - 48                                       11             1,551,554.39                     2.09
49 - 60                                      263            29,751,365.09                    40.09
                                      --------------   ----------------------       ----------------------
TOTAL:                                       676           $74,214,217.86                   100.00%

(1) As of the Cut-Off Date, the weighted average Prepayment Term of the fixed rate Group 1 Mortgage Loans is approximately 2.9 years.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                DESCRIPTION OF THE GROUP 1 FIXED RATE COLLATERAL

STATE OR TERRITORY DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
STATE OR TERRITORY                    MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
California                                   155           $25,498,186.87                    34.36%
Texas                                        110             7,518,730.97                    10.13
Florida                                       65             5,972,524.58                     8.05
Michigan                                      35             2,736,049.95                     3.69
Illinois                                      23             2,408,277.47                     3.25
Ohio                                          25             2,151,268.83                     2.90
Massachusetts                                 13             1,904,216.48                     2.57
Minnesota                                     14             1,904,215.09                     2.57
New York                                       9             1,594,593.66                     2.15
Colorado                                      10             1,579,377.84                     2.13
New Jersey                                    12             1,567,978.05                     2.11
South Carolina                                20             1,486,557.67                     2.00
Georgia                                       13             1,442,486.91                     1.94
Pennsylvania                                  17             1,436,954.96                     1.94
Washington                                    11             1,275,082.94                     1.72
New Mexico                                    10             1,192,999.65                     1.61
Nevada                                        10             1,102,265.64                     1.49
Connecticut                                    8             1,096,532.28                     1.48
Oregon                                         7               963,560.16                     1.30
Missouri                                      11               878,492.84                     1.18
Alabama                                       12               822,698.21                     1.11
Tennessee                                     10               808,673.18                     1.09
Maryland                                       4               697,874.70                     0.94
Hawaii                                         3               672,678.35                     0.91
Arizona                                        8               601,649.31                     0.81
Kansas                                         6               599,336.13                     0.81
Rhode Island                                   4               590,934.75                     0.80
Indiana                                        9               543,330.57                     0.73
Oklahoma                                       9               527,675.64                     0.71
Louisiana                                      5               426,788.19                     0.58
Mississippi                                    5               386,170.14                     0.52
Maine                                          3               298,829.46                     0.40
Idaho                                          4               293,154.92                     0.40
Wyoming                                        2               291,714.74                     0.39
Iowa                                           3               210,664.86                     0.28
Kentucky                                       2               139,377.62                     0.19
District of Columbia                           1               129,884.99                     0.18
New Hampshire                                  2               115,094.63                     0.16
Arkansas                                       2               114,649.66                     0.15
Nebraska                                       2               114,348.30                     0.15
North Carolina                                 1                72,182.31                     0.10
Wisconsin                                      1                46,154.36                     0.06
                                      --------------   ----------------------       ----------------------
TOTAL:                                       676           $74,214,217.86                   100.00%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL

SUMMARY                                                           TOTAL        MINIMUM         MAXIMUM
-------                                                 ---------------     ----------     -----------
Cut-Off Date Mortgage Loan Principal Balance            $291,565,193.65     $31,148.38     $458,240.61
Number of Loans                                                   2,232
Average Original Loan Balance                               $130,834.03     $31,200.00     $459,000.00
Average Cut-Off Date Loan Balance                           $130,629.57     $31,148.38     $458,240.61
Weighted Average Original LTV                                     80.30%         11.14%          95.00%
Weighted Average Gross Coupon                                     8.899%         5.990%         14.140%
Weighted Average Remaining Term to Maturity (months)                357            355             358
Weighted Average Gross Margin                                     6.670%         3.350%          9.000%
Weighted Average Maximum Interest Rate                           15.895%        12.990%         21.140%
Weighted Average Periodic Cap                                     1.500%         1.000%          1.498%
Weighted Average FICO Score                                         583            500             801

                                                                    PERCENT OF CUT-OFF DATE
                                  RANGE                                PRINCIPAL BALANCE
                                  -----                                -----------------
Product Type                      Fixed                                      0.00%
                                  Adjustable                               100.00%

Initial Roll Period               2 Years                                   96.27%
                                  3 Years                                    3.73%

Amortization Type                 Fully Amortizing Mortgage Loans          100.00%
                                  Balloon Mortgage Loans                     0.00%

Lien Position                     First                                    100.00%
                                  Second                                     0.00%

Occupancy Status                  Primary Residence                         94.01%
                                  Investment Property                        5.83%
                                  Second Home                                0.16%

Property Type                     Single Family                             80.41%
                                  Condominium                                5.63%
                                  Planned Unit Development                   3.94%
                                  Two- to Four-Family                        8.87%
                                  Manufactured/Modular                       1.15%

                                  Housing

Geographic Distribution           California                                33.91%
                                  Illinois                                   6.03%
                                  Michigan                                   5.59%
                                  Florida                                    4.72%
                                  Texas                                      4.07%
                                  Other States                              45.67%

Largest Zip Code Concentration    90008                                      0.35%

Loans with Prepayment Penalties   1,838                                     84.36%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIOS (1)

                                                                                          PERCENT OF
  RANGE OF ORIGINAL                      NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
LOAN TO VALUE RATIOS                  MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
10.01 - 15.00                                  1               $49,572.52                     0.02%
15.01 - 20.00                                  1                89,803.91                     0.03
25.01 - 30.00                                  3               174,792.13                     0.06
30.01 - 35.00                                  2               104,862.58                     0.04
35.01 - 40.00                                  8               566,331.70                     0.19
40.01 - 45.00                                 12             1,198,850.47                     0.41
45.01 - 50.00                                 13             1,524,788.83                     0.52
50.01 - 55.00                                 27             3,160,385.96                     1.08
55.01 - 60.00                                 43             5,623,788.60                     1.93
60.01 - 65.00                                 84             9,233,737.13                     3.17
65.01 - 70.00                                158            19,933,186.59                     6.84
70.01 - 75.00                                250            32,848,924.79                    11.27
75.01 - 80.00                                597            76,952,411.56                    26.39
80.01 - 85.00                                582            74,180,639.63                    25.44
85.01 - 90.00                                426            62,176,336.63                    21.33
90.01 - 95.00                                 24             3,614,860.85                     1.24
95.01 - 100.00                                 1               131,919.77                     0.05
                                      --------------   ----------------------       ----------------------
TOTAL:                                     2,232          $291,565,193.65                   100.00%

(1) As of the Cut-Off Date, the weighted average Original Loan-to-Value Ratio of the adjustable rate Group 1 Mortgage Loans is approximately 80.30%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL

CUT-OFF DATE MORTGAGE LOAN PRINCIPAL BALANCE (1)

                                                                                          PERCENT OF
      RANGE OF                           NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
CUT-OFF DATE BALANCES                 MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
0.01 - 50,000.00                             147            $6,292,192.72                     2.16%
50,000.01 - 100,000.00                       741            55,671,620.14                    19.09
100,000.01 - 150,000.00                      599            74,321,709.96                    25.49
150,000.01 - 200,000.00                      390            67,814,095.46                    23.26
200,000.01 - 250,000.00                      215            48,138,933.29                    16.51
250,000.01 - 300,000.00                      128            35,071,578.19                    12.03
300,000.01 - 350,000.00                        5             1,557,612.25                     0.53
350,000.01 - 400,000.00                        5             1,827,393.51                     0.63
400,000.01 - 450,000.00                        1               411,817.52                     0.14
450,000.01 - 500,000.00                        1               458,240.61                     0.16
                                      --------------   ----------------------       ----------------------
TOTAL:                                     2,232          $291,565,193.65                   100.00%

(1) As of the Cut-Off Date, the average Cut-Off Date Principal Balance of the adjustable rate Group 1 Mortgage Loans is approximately $130,629.57.

OCCUPANCY TYPES

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
OCCUPANCY                             MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
Primary Residence                          2,054          $274,093,327.14                    94.01%
Investment Property                          174            16,991,501.68                     5.83
Second Home                                    4               480,364.83                     0.16
                                      --------------   ----------------------       ----------------------
TOTAL:                                     2,232          $291,565,193.65                   100.00%

DELINQUENCY (1)

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
DELINQUENCY                           MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
0 to 29 days                               2,231          $291,515,129.80                    99.98%
30 to 59 days                                  1                50,063.85                     0.02
                                      --------------   ----------------------       ----------------------
TOTAL:                                     2,232          $291,565,193.65                   100.00%

(1)   Delinquency calculated using OTS methodology as of 6/1/2002.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL

MORTGAGE RATES (1)

                                                                                          PERCENT OF
RANGE OF GROSS                           NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
INTEREST RATES                        MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
5.751 - 6.000                                  7            $1,039,622.19                     0.36%
6.251 - 6.500                                 10             1,728,814.12                     0.59
6.501 - 6.750                                  6             1,102,235.25                     0.38
6.751 - 7.000                                 23             3,901,965.27                     1.34
7.001 - 7.250                                 30             4,860,296.86                     1.67
7.251 - 7.500                                 87            13,800,232.62                     4.73
7.501 - 7.750                                 89            13,591,253.70                     4.66
7.751 - 8.000                                184            27,846,991.77                     9.55
8.001 - 8.250                                150            21,270,469.79                     7.30
8.251 - 8.500                                181            26,825,700.45                     9.20
8.501 - 8.750                                232            31,933,309.28                    10.95
8.751 - 9.000                                267            36,559,006.16                    12.54
9.001 - 9.250                                189            22,316,677.91                     7.65
9.251 - 9.500                                168            20,544,664.84                     7.05
9.501 - 9.750                                140            14,994,285.19                     5.14
9.751 - 10.000                               151            17,431,704.50                     5.98
10.001 - 10.250                               75             7,603,682.71                     2.61
10.251 - 10.500                               65             6,257,917.88                     2.15
10.501 - 10.750                               45             4,443,273.70                     1.52
10.751 - 11.000                               41             4,573,317.95                     1.57
11.001 - 11.250                               23             1,937,620.16                     0.66
11.251 - 11.500                               16             1,849,900.43                     0.63
11.501 - 11.750                               13             1,510,593.13                     0.52
11.751 - 12.000                               16             1,496,382.73                     0.51
12.001 - 12.250                                4               424,454.92                     0.15
12.251 - 12.500                               11             1,161,950.56                     0.40
12.501 - 12.750                                1                53,973.72                     0.02
12.751 - 13.000                                1                62,244.62                     0.02
13.001 - 13.250                                2               184,019.44                     0.06
13.251 - 13.500                                1                78,367.80                     0.03
13.501 - 13.750                                2                97,451.16                     0.03
14.001 - 14.250                                2                82,812.84                     0.03
                                      --------------   ----------------------       ----------------------
TOTAL:                                     2,232          $291,565,193.65                   100.00%

(1) As of the Cut-Off Date, the weighted average Mortgage Rate of the adjustable rate Group 1 Mortgage Loans is approximately 8.899%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL

PURPOSE OF MORTGAGE LOANS

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
PURPOSE                               MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
Cash/Out Refinance                         1,399          $185,383,815.05                    63.58%
Purchase                                     463            57,635,387.50                    19.77
Rate/Term Refinance                          370            48,545,991.10                    16.65
                                      --------------   ----------------------       ----------------------
TOTAL:                                     2,232          $291,565,193.65                   100.00%

PROPERTY TYPE

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
PROPERTY TYPE                         MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
Single Family                              1,839          $234,449,651.94                    80.41%
Two Family                                   123            17,671,086.31                     6.06
Condominium                                  120            16,403,443.95                     5.63
PUD-Detached                                  36             6,528,183.78                     2.24
Three Family                                  31             6,501,779.56                     2.23
PUD-Attached                                  32             4,964,652.42                     1.70
Manufactured Home                             34             2,806,894.92                     0.96
Four Family                                   11             1,681,591.34                     0.58
Modular Home                                   6               557,909.43                     0.19
                                      --------------   ----------------------       ----------------------
TOTAL:                                     2,232          $291,565,193.65                   100.00%

FICO SCORE (1)

                                                                                          PERCENT OF
  RANGE OF                               NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
FICO SCORES                           MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
801 - 850                                      1               $44,030.88                     0.02%
751 - 800                                     14             2,062,512.93                     0.71
701 - 750                                     40             6,913,271.44                     2.37
651 - 700                                    170            24,597,284.50                     8.44
601 - 650                                    510            68,997,854.94                    23.66
551 - 600                                    721            94,238,039.40                    32.32
501 - 550                                    764            92,831,504.49                    31.84
451 - 500                                     12             1,880,695.07                     0.65
                                      --------------   ----------------------       ----------------------
TOTAL:                                     2,232          $291,565,193.65                   100.00%

(1) As of the Cut-Off Date, the weighted average FICO Score of the adjustable rate Group 1 Mortgage Loans is approximately 583.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL

CREDIT GRADE

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
CREDIT GRADE                          MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
A-                                           472           $62,450,155.70                    21.42%
A-MO                                          12             2,031,740.96                     0.70
A+                                         1,027           140,691,554.16                    48.25
A+MO                                         114            13,947,746.36                     4.78
B                                            430            51,203,002.01                    17.56
C                                             93            11,668,042.35                     4.00
C-                                            31             3,740,190.03                     1.28
C-HS                                          14             1,254,534.99                     0.43
FICO                                          39             4,578,227.09                     1.57
                                      --------------   ----------------------       ----------------------
TOTAL:                                     2,232          $291,565,193.65                   100.00%

DOCUMENTATION

                                                                                           PERCENT OF
                                     NUMBER OF          AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
DOCUMENTATION                      MORTGAGE LOANS         PRINCIPAL BALANCE             PRINCIPAL BALANCE
Full doc 1 year W2 tax returns             1,071          $133,775,715.46                    45.88%
Full doc 2 year W2 tax returns               365            42,330,611.36                    14.52
Limited 12 month bank statement              125            18,974,739.73                     6.51
Stated documentation                         671            96,484,127.10                    33.09
                                      --------------   ----------------------       ----------------------
TOTAL:                                     2,232          $291,565,193.65                   100.00%

PREPAYMENT CHARGE TERM (1)

                                                                                          PERCENT OF
PREPAY CHARGE                            NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
TERM (MONTHS)                         MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
0                                            394           $45,603,966.49                    15.64%
1 - 12                                        60             9,245,157.85                     3.17
13 - 24                                    1,710           228,162,203.51                    78.25
25 - 36                                       61             7,903,551.72                     2.71
49 - 60                                        7               650,314.08                     0.22
                                      --------------   ----------------------       ----------------------
TOTAL:                                     2,232          $291,565,193.65                   100.00%

(1) As of the Cut-Off Date, the weighted average Prepayment Charge Term of the adjustable rate Group 1 Mortgage Loans is approximately 1.7 years.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL

STATE OR TERRITORY DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
STATE OR TERRITORY                    MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
California                                   542           $98,864,564.39                    33.91%
Illinois                                     124            17,576,744.23                     6.03
Michigan                                     171            16,304,313.30                     5.59
Florida                                      124            13,770,628.28                     4.72
Texas                                        127            11,880,783.72                     4.07
Colorado                                      78            11,458,820.51                     3.93
Minnesota                                     83            11,366,077.13                     3.90
Massachusetts                                 64            10,610,599.21                     3.64
Ohio                                          99             9,284,646.55                     3.18
Georgia                                       53             6,272,873.95                     2.15
Arizona                                       57             6,091,277.07                     2.09
Washington                                    41             5,878,303.70                     2.02
New Jersey                                    35             5,085,577.03                     1.74
Nevada                                        34             5,062,211.09                     1.74
New York                                      32             4,888,799.21                     1.68
Missouri                                      41             4,131,254.26                     1.42
Oregon                                        31             4,120,847.06                     1.41
Indiana                                       52             3,774,096.54                     1.29
Virginia                                      27             3,454,628.03                     1.18
Connecticut                                   22             3,432,323.54                     1.18
Pennsylvania                                  40             3,065,324.01                     1.05
Tennessee                                     33             2,926,264.97                     1.00
Wisconsin                                     29             2,823,665.71                     0.97
Alabama                                       32             2,705,686.33                     0.93
Maryland                                      18             2,688,084.77                     0.92
New Mexico                                    21             2,391,687.20                     0.82
South Carolina                                26             2,296,536.55                     0.79
Kansas                                        25             2,186,240.22                     0.75
Iowa                                          19             1,862,332.83                     0.64
New Hampshire                                 14             1,679,667.32                     0.58
Louisiana                                     19             1,295,956.86                     0.44
Nebraska                                      13             1,284,347.52                     0.44
District of Columbia                           9             1,266,691.95                     0.43
Utah                                           8             1,229,720.20                     0.42
Rhode Island                                  10             1,198,141.91                     0.41
Hawaii                                         5             1,174,552.60                     0.40
Mississippi                                   16             1,048,707.08                     0.36
Kentucky                                      11               935,184.27                     0.32
Maine                                          8               881,586.05                     0.30
Oklahoma                                      11               768,123.97                     0.26
Idaho                                          8               632,475.00                     0.22
North Carolina                                 4               440,798.13                     0.15
Arkansas                                       6               389,173.93                     0.13
Wyoming                                        3               362,476.62                     0.12
Montana                                        3               339,069.59                     0.12
West Virginia                                  2               219,647.54                     0.08
South Dakota                                   1                82,770.74                     0.03
Delaware                                       1                80,910.98                     0.03
                                      --------------   ----------------------       ----------------------
TOTAL:                                     2,232          $291,565,193.65                   100.00%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL

MARGIN (1)

                                                                                          PERCENT OF
RANGE OF                                 NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
 MARGIN                               MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
3.251 - 3.500                                  1              $163,618.12                     0.06%
4.501 - 4.750                                  1               165,547.34                     0.06
4.751 - 5.000                                  6             1,088,249.24                     0.37
5.001 - 5.250                                  1               164,475.03                     0.06
5.251 - 5.500                                  2               130,338.96                     0.04
5.751 - 6.000                                  1               119,839.40                     0.04
6.001 - 6.250                                102            13,902,682.15                     4.77
6.251 - 6.500                                881           120,036,525.31                    41.17
6.501 - 6.750                                125            15,762,945.11                     5.41
6.751 - 7.000                                688            88,346,671.01                    30.30
7.001 - 7.250                                316            38,112,600.64                    13.07
7.251 - 7.500                                 94            12,231,772.81                     4.20
7.501 - 7.750                                  5               573,462.80                     0.20
7.751 - 8.000                                  4               345,655.20                     0.12
8.001 - 8.250                                  1                81,400.89                     0.03
8.501 - 8.750                                  3               295,449.16                     0.10
8.751 - 9.000                                  1                43,960.48                     0.02
                                      --------------   ----------------------       ----------------------
TOTAL:                                     2,232          $291,565,193.65                   100.00%

(1) As of the Cut-Off Date, the weighted average Margin of the adjustable rate Group 1 Mortgage Loans is approximately 6.670%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL

MAXIMUM INTEREST RATE(1)

                                                                                          PERCENT OF
       RANGE OF                          NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
MAXIMUM INTEREST RATES                MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
12.751 - 13.000                                7            $1,039,622.19                     0.36%
13.251 - 13.500                               10             1,728,814.12                     0.59
13.501 - 13.750                                6             1,102,235.25                     0.38
13.751 - 14.000                               23             3,901,965.27                     1.34
14.001 - 14.250                               30             4,860,296.86                     1.67
14.251 - 14.500                               88            13,865,113.67                     4.76
14.501 - 14.750                               89            13,591,253.70                     4.66
14.751 - 15.000                              184            27,846,991.77                     9.55
15.001 - 15.250                              151            21,372,356.62                     7.33
15.251 - 15.500                              181            26,984,885.63                     9.26
15.501 - 15.750                              232            31,933,309.28                    10.95
15.751 - 16.000                              268            36,648,926.03                    12.57
16.001 - 16.250                              189            22,354,673.14                     7.67
16.251 - 16.500                              167            20,320,598.61                     6.97
16.501 - 16.750                              142            15,157,996.71                     5.20
16.751 - 17.000                              151            17,554,431.78                     6.02
17.001 - 17.250                               74             7,463,800.65                     2.56
17.251 - 17.500                               65             6,257,917.88                     2.15
17.501 - 17.750                               43             4,279,562.18                     1.47
17.751 - 18.000                               40             4,360,670.80                     1.50
18.001 - 18.250                               24             2,046,277.73                     0.70
18.251 - 18.500                               16             1,849,900.43                     0.63
18.501 - 18.750                               13             1,510,593.13                     0.52
18.751 - 19.000                               16             1,496,382.73                     0.51
19.001 - 19.250                                3               315,797.35                     0.11
19.251 - 19.500                               11             1,161,950.56                     0.40
19.501 - 19.750                                1                53,973.72                     0.02
19.751 - 20.000                                1                62,244.62                     0.02
over 20.001                                    7               442,651.24                     0.15
                                      --------------   ----------------------       ----------------------
TOTAL:                                     2,232          $291,565,193.65                   100.00%

(1) As of the Cut-Off Date, the weighted average Maximum Rate of the adjustable rate Group 1 Mortgage Loans is approximately 15.895%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL

MINIMUM INTEREST RATE(1)

                                                                                          PERCENT OF
       RANGE OF                          NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
MINIMUM INTEREST RATES                MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
5.751 - 6.000                                  7            $1,039,622.19                     0.36%
6.251 - 6.500                                 10             1,728,814.12                     0.59
6.501 - 6.750                                  6             1,102,235.25                     0.38
6.751 - 7.000                                 23             3,901,965.27                     1.34
7.001 - 7.250                                 30             4,860,296.86                     1.67
7.251 - 7.500                                 87            13,800,232.62                     4.73
7.501 - 7.750                                 89            13,591,253.70                     4.66
7.751 - 8.000                                184            27,846,991.77                     9.55
8.001 - 8.250                                150            21,270,469.79                     7.30
8.251 - 8.500                                181            26,825,700.45                     9.20
8.501 - 8.750                                232            31,933,309.28                    10.95
8.751 - 9.000                                267            36,559,006.16                    12.54
9.001 - 9.250                                189            22,316,677.91                     7.65
9.251 - 9.500                                168            20,544,664.84                     7.05
9.501 - 9.750                                140            14,994,285.19                     5.14
9.751 - 10.000                               151            17,431,704.50                     5.98
10.001 - 10.250                               75             7,603,682.71                     2.61
10.251 - 10.500                               65             6,257,917.88                     2.15
10.501 - 10.750                               45             4,443,273.70                     1.52
10.751 - 11.000                               41             4,573,317.95                     1.57
11.001 - 11.250                               23             1,937,620.16                     0.66
11.251 - 11.500                               16             1,849,900.43                     0.63
11.501 - 11.750                               13             1,510,593.13                     0.52
11.751 - 12.000                               16             1,496,382.73                     0.51
12.001 - 12.250                                4               424,454.92                     0.15
12.251 - 12.500                               11             1,161,950.56                     0.40
12.501 - 12.750                                1                53,973.72                     0.02
12.751 - 13.000                                1                62,244.62                     0.02
13.001 - 13.250                                2               184,019.44                     0.06
13.251 - 13.500                                1                78,367.80                     0.03
13.501 - 13.750                                2                97,451.16                     0.03
14.001 - 14.250                                2                82,812.84                     0.03
                                      --------------   ----------------------       ----------------------
TOTAL:                                     2,232          $291,565,193.65                   100.00%

(1) As of the Cut-Off Date, the weighted average Minimum of the adjustable rate Group 1 Mortgage Loans is approximately 8.899%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 1 ADJUSTABLE RATE COLLATERAL

CUT-OFF TERM TO ROLL(1)

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
CUTOFF NEXT RATE RESET DATE           MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
February 1, 2004                               6            $1,255,126.50                     0.43%
March 1, 2004                                 60             7,366,589.14                     2.53
April 1, 2004                                986           129,907,201.84                    44.56
May 1, 2004                                1,095           142,166,493.81                    48.76
March 1, 2005                                  3               612,767.31                     0.21
April 1, 2005                                 39             4,599,439.78                     1.58
May 1, 2005                                   43             5,657,575.27                     1.94
                                      --------------   ----------------------       ----------------------
TOTAL:                                     2,232          $291,565,193.65                   100.00%

(1) As of the Cut-Off Date, the weighted average Cut-Off Term to Roll of the adjustable rate Group 1 Mortgage Loans is approximately 22 months.

INITIAL CAP(1)

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
INITIAL CAP                           MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
1.000                                          9            $1,121,674.97                     0.38%
1.500                                      2,219           289,739,507.21                    99.37
2.000                                          1               298,143.57                     0.10
3.000                                          3               405,867.90                     0.14
                                      --------------   ----------------------       ----------------------
TOTAL:                                     2,232          $291,565,193.65                   100.00%

(1) As of the Cut-Off Date, the weighted average Initial Cap of the adjustable rate Group 1 Mortgage Loans is approximately 1.501%.

INTERIM CAP(1)

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
INTERIM CAP                           MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
1.000                                         11            $1,410,622.25                     0.48%
1.500                                      2,221           290,154,571.40                    99.52
                                      --------------   ----------------------       ----------------------
TOTAL:                                     2,232          $291,565,193.65                   100.00%

(1) As of the Cut-Off Date, the weighted average Initial Cap of the adjustable rate Group 1 Mortgage Loans is approximately 1.498%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                DESCRIPTION OF THE GROUP 2 FIXED RATE COLLATERAL

SUMMARY                                                          TOTAL        MINIMUM         MAXIMUM
-------                                                          -----        -------         -------
Cut-Off Date Mortgage Loan Principal Balance            $21,994,488.62     $44,328.68     $636,619.67
Number of Loans                                                     79
Average Original Loan Balance                              $278,954.35     $44,800.00     $637,500.00
Average Cut-Off Date Loan Balance                          $278,411.25     $44,328.68     $636,619.67
Weighted Average Original LTV                                    79.13%         51.14%          95.00%
Weighted Average Gross Coupon                                    8.067%         6.500%         12.700%
Weighted Average Remaining Term to Maturity (months)               350            118             358
Weighted Average FICO Score                                        647            504             781

                                                                    PERCENT OF CUT-OFF DATE
                                  RANGE                                PRINCIPAL BALANCE
Product Type                      Fixed                                    100.00%
                                  Adjustable                                 0.00%

Amortization Type                 Fully Amortizing Mortgage Loans          100.00%
                                  Balloon Mortgage Loans                     0.00%

Lien Position                     First                                    100.00%
                                  Second                                     0.00%

Occupancy Status                  Primary Residence                         91.22%
                                  Investment Property                        6.86%
                                  Second Home                                1.92%

Property Type                     Single Family                             61.33%
                                  Planned Unit Development                  30.05%
                                  Condominium                                5.73%
                                  Two- Family                                2.89%
                                  Manufactured/Modular Housing               0.00%

Geographic Distribution           California                                48.41%
                                  Florida                                    7.76%
                                  New Jersey                                 5.67%
                                  Illinois                                   5.32%
                                  Texas                                      4.12%
                                  Other States                              28.73%

Largest Zip Code Concentration    95127                                      5.00%

Loans with Prepayment Penalties   57                                        71.21%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                DESCRIPTION OF THE GROUP 2 FIXED RATE COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIOS (1)

                                                                                          PERCENT OF
  RANGE OF ORIGINAL                      NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
LOAN-TO-VALUE RATIOS                  MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
50.01 - 55.00                                  3              $968,154.31                     4.40%
55.01 - 60.00                                  2               543,653.10                     2.47
60.01 - 65.00                                  3               726,985.13                     3.31
65.01 - 70.00                                  2               682,114.72                     3.10
70.01 - 75.00                                 15             4,054,920.16                    18.44
75.01 - 80.00                                 28             6,909,281.10                    31.41
80.01 - 85.00                                 14             4,203,007.83                    19.11
85.01 - 90.00                                  9             2,685,735.69                    12.21
90.01 - 95.00                                  3             1,220,636.58                     5.55
                                      --------------   ----------------------       ----------------------
TOTAL:                                        79           $21,994,488.62                   100.00%

(1) As of the Cut-Off Date, the weighted average Original Loan-to-Value Ratio of the fixed rate Group 2 Mortgage Loans is approximately 79.13%.

CUT-OFF DATE MORTGAGE LOAN PRINCIPAL BALANCE (1)

                                                                                          PERCENT OF
      RANGE OF                           NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
CUT-OFF DATE BALANCES                 MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
0.01 - 50,000.00                               1               $44,328.68                     0.20%
50,000.01 - 100,000.00                        11               748,740.94                     3.40
100,000.01 - 150,000.00                        8             1,085,841.84                     4.94
150,000.01 - 200,000.00                        8             1,403,491.46                     6.38
200,000.01 - 250,000.00                        4               916,394.10                     4.17
250,000.01 - 300,000.00                        2               538,207.46                     2.45
300,000.01 - 350,000.00                       22             7,221,829.48                    32.83
350,000.01 - 400,000.00                       10             3,793,781.84                    17.25
400,000.01 - 450,000.00                        6             2,536,075.50                    11.53
450,000.01 - 500,000.00                        3             1,466,664.83                     6.67
500,000.01 - 550,000.00                        3             1,602,512.82                     7.29
600,000.01 - 650,000.00                        1               636,619.67                     2.89
                                      --------------   ----------------------       ----------------------
TOTAL:                                        79           $21,994,488.62                   100.00%

(1) As of the Cut-Off Date, the average Cut-Off Date Mortgage Loan Principal Balance of the fixed rate Group 2 Mortgage Loans is approximately $278,411.25.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                DESCRIPTION OF THE GROUP 2 FIXED RATE COLLATERAL

OCCUPANCY TYPES

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
OCCUPANCY                             MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
Primary Residence                             73           $20,063,824.48                    91.22%
Investment Property                            5             1,507,525.08                     6.85
Second Home                                    1               423,139.06                     1.92
                                      --------------   ----------------------       ----------------------
TOTAL:                                        79           $21,994,488.62                   100.00%

DELINQUENCY (1)

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
DELINQUENCY                           MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
0 to 29 days                                  79           $21,994,488.62                   100.00%
                                      --------------   ----------------------       ----------------------
TOTAL:                                        79           $21,994,488.62                   100.00%

(1)   Delinquency calculated using OTS methodology as of 6/1/2002.

MORTGAGE RATES (1)

                                                                                          PERCENT OF
RANGE OF GROSS                           NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
INTEREST RATES                        MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
6.251 - 6.500                                  1              $539,021.02                     2.45%
6.751 - 7.000                                  2               745,656.66                     3.39
7.001 - 7.250                                  4               822,091.72                     3.74
7.251 - 7.500                                 14             4,486,990.49                    20.40
7.501 - 7.750                                  9             3,082,899.37                    14.02
7.751 - 8.000                                 13             5,209,406.25                    23.69
8.001 - 8.250                                  7             1,717,741.05                     7.81
8.251 - 8.500                                  4             1,322,408.98                     6.01
8.501 - 8.750                                  6             1,031,932.62                     4.69
8.751 - 9.000                                  5             1,160,695.05                     5.28
9.251 - 9.500                                  3               307,450.78                     1.40
9.501 - 9.750                                  1               127,380.53                     0.58
9.751 - 10.000                                 1                68,290.95                     0.31
10.001 - 10.250                                3               724,955.91                     3.30
10.251 - 10.500                                2               276,778.64                     1.26
10.501 - 10.750                                1                86,262.58                     0.39
10.751 - 11.000                                1               171,725.75                     0.78
11.251 - 11.500                                1                60,514.10                     0.28
12.501 - 12.750                                1                52,286.17                     0.24
                                      --------------   ----------------------       ----------------------
TOTAL:                                        79           $21,994,488.62                   100.00%

(1) As of the Cut-Off Date, the weighted average Mortgage Rate of the fixed rate Group 2 Mortgage Loans is approximately 8.067%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                DESCRIPTION OF THE GROUP 2 FIXED RATE COLLATERAL

PURPOSE OF MORTGAGE LOANS

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
PURPOSE                               MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
Cash/Out Refinance                            58           $15,711,410.24                    71.43%
Rate/Term Refinance                           13             3,553,451.69                    16.16
Purchase                                       8             2,729,626.69                    12.41
                                      --------------   ----------------------       ----------------------
TOTAL:                                        79           $21,994,488.62                   100.00%

PROPERTY TYPE

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
PROPERTY TYPE                         MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
Single Family                                 36           $13,489,448.37                    61.33%
PUD-Detached                                  39             6,607,989.43                    30.04
Condominium                                    3             1,260,431.15                     5.73
Two Family                                     1               636,619.67                     2.89
                                      --------------   ----------------------       ----------------------
TOTAL:                                        79           $21,994,488.62                   100.00%

FICO SCORE (1)

                                                                                          PERCENT OF
  RANGE OF                               NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
FICO SCORES                           MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
751 - 800                                      4            $1,669,339.71                     7.59%
701 - 750                                      7             2,430,788.71                    11.05
651 - 700                                     15             5,097,124.94                    23.17
601 - 650                                     28             8,200,491.30                    37.28
551 - 600                                     17             3,521,355.37                    16.01
501 - 550                                      8             1,075,388.59                     4.89
                                      --------------   ----------------------       ----------------------
TOTAL:                                        79           $21,994,488.62                   100.00%

(1) As of the Cut-Off Date, the weighted average FICO Score of the fixed rate Group 2 Mortgage Loans is approximately 647.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                DESCRIPTION OF THE GROUP 2 FIXED RATE COLLATERAL

CREDIT GRADE

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
CREDIT GRADE                          MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
A-                                             8            $1,326,128.40                     6.03%
A+                                            45            15,073,107.25                    68.53
A+MO                                           1               266,602.44                     1.21
B                                              7               909,897.75                     4.14
C                                              1               171,725.75                     0.78
C-HS                                           1                52,286.17                     0.24
FICO                                          16             4,194,740.86                    19.07
                                      --------------   ----------------------       ----------------------
TOTAL:                                        79           $21,994,488.62                   100.00%

DOCUMENTATION

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
DOCUMENTATION                         MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
Full doc 1 year W2 tax returns                39            $9,714,425.95                    44.17%
Full doc 2 year W2 tax returns                11             4,436,882.41                    20.17
Limited 12 month bank statement                4             1,263,554.94                     5.74
Stated documentation                          25             6,579,625.32                    29.91
                                      --------------   ----------------------       ----------------------
TOTAL:                                        79           $21,994,488.62                   100.00%

PREPAYMENT CHARGE TERM (1)

                                                                                          PERCENT OF
PREPAY CHARGE                            NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
TERM (MONTHS)                         MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
0                                             22            $6,331,876.28                    28.79%
1 - 12                                         1               143,885.04                     0.65
13 - 24                                       12             4,004,198.41                    18.21
25 - 36                                       21             5,527,206.86                    25.13
37 - 48                                        1               332,358.58                     1.51
49 - 60                                       22             5,654,963.45                    25.71
                                      --------------   ----------------------       ----------------------
TOTAL:                                        79           $21,994,488.62                   100.00%

(1) As of the Cut-Off Date, the weighted average Prepayment Term of the fixed rate Group 2 Mortgage Loans is approximately 2.5 years.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                DESCRIPTION OF THE GROUP 2 FIXED RATE COLLATERAL

STATE OR TERRITORY DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
STATE OR TERRITORY                    MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
California                                    29           $10,647,010.88                    48.41%
Florida                                        8             1,706,462.32                     7.76
New Jersey                                     4             1,246,472.19                     5.67
Illinois                                       3             1,170,184.58                     5.32
Texas                                         12               905,719.43                     4.12
New York                                       2               881,308.35                     4.01
Connecticut                                    2               797,837.54                     3.63
Nevada                                         3               769,060.34                     3.50
Massachusetts                                  2               704,875.81                     3.20
Colorado                                       2               578,233.17                     2.63
Arizona                                        3               491,810.56                     2.24
Tennessee                                      2               435,136.67                     1.98
Utah                                           1               335,317.75                     1.52
Minnesota                                      1               332,358.58                     1.51
Michigan                                       1               323,482.82                     1.47
Louisiana                                      1               308,904.99                     1.40
Kansas                                         1               143,885.04                     0.65
Alabama                                        1               132,893.60                     0.60
Missouri                                       1                83,534.00                     0.38
                                      --------------   ----------------------       ----------------------
TOTAL:                                        79           $21,994,488.62                   100.00%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL

SUMMARY                                                          TOTAL        MINIMUM         MAXIMUM
-------                                                          -----        -------         -------
Cut-Off Date Mortgage Loan Principal Balance            $98,764,240.80     $44,158.49     $539,093.70
Number of Loans                                                    323
Average Original Loan Balance                              $306,263.88     $44,200.00     $539,750.00
Average Cut-Off Date Loan Balance                          $305,771.64     $44,158.49     $539,093.70
Weighted Average Original LTV                                    81.47%         49.29%          95.00%
Weighted Average Gross Coupon                                    8.536%         5.990%         12.850%
Weighted Average Remaining Term to Maturity (months)               358            356             359
Weighted Average Gross Margin                                    6.629%         5.900%          7.740%
Weighted Average Maximum Interest Rate                          15.531%        12.990%         19.850%
Weighted Average Periodic Cap                                    1.497%         1.000%          1.500%
Weighted Average FICO Score                                        598            500             771

                                                                    PERCENT OF CUT-OFF DATE
                                  RANGE                                PRINCIPAL BALANCE
                                  -----                                -----------------
Product Type                      Fixed                                      0.00%
                                  Adjustable                               100.00%

Initial Roll Period               2 Years                                   95.43%
                                  3 Years                                    4.57%

Amortization Type                 Fully Amortizing Mortgage Loans          100.00%
                                  Balloon Mortgage Loans                     0.00%

Lien Position                     First                                    100.00%
                                  Second                                     0.00%

Occupancy Status                  Primary Residence                         93.81%
                                  Investment Property                        6.19%
                                  Second Home                                0.00%

Property Type                     Single Family                             65.83%
                                  Condominium                                5.65%
                                  Planned Unit Development                  27.18%
                                  Two- to Four-Family                        1.34%
                                  Manufactured/Modular                       0.00%

                                  Housing

Geographic Distribution           California                                55.85%
                                  Florida                                    6.79%
                                  Illinois                                   3.84%
                                  New Jersey                                 3.49%
                                  Texas                                      3.33%
                                  Other States                              26.70%

Largest Zip Code Concentration    95121                                      1.31%

Loans with Prepayment Penalties   275                                       86.51%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIOS (1)

                                                                                          PERCENT OF
  RANGE OF ORIGINAL                      NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
LOAN TO VALUE RATIOS                  MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
45.01 - 50.00                                  2              $409,052.93                     0.41%
50.01 - 55.00                                  2               754,060.77                     0.76
55.01 - 60.00                                  4             1,121,741.07                     1.14
60.01 - 65.00                                 12             3,633,408.85                     3.68
65.01 - 70.00                                 15             4,425,684.27                     4.48
70.01 - 75.00                                 33             9,864,470.47                     9.99
75.01 - 80.00                                 90            27,326,898.77                    27.67
80.01 - 85.00                                 79            23,796,711.02                    24.09
85.01 - 90.00                                 82            26,226,582.53                    26.55
90.01 - 95.00                                  4             1,205,630.12                     1.22
                                      --------------   ----------------------       ----------------------
TOTAL:                                       323           $98,764,240.80                   100.00%

(1) As of the Cut-Off Date, the weighted average Original Loan-to-Value Ratio of the adjustable rate Group 2 Mortgage Loans is approximately 81.47%.

CUT-OFF DATE MORTGAGE LOAN PRINCIPAL BALANCE (1)

                                                                                          PERCENT OF
      RANGE OF                           NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
CUT-OFF DATE BALANCES                 MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
0.01 - 50,000.00                               3              $136,782.23                     0.14%
50,000.01 - 100,000.00                        20             1,591,614.22                     1.61
100,000.01 - 150,000.00                       25             3,195,171.35                     3.24
150,000.01 - 200,000.00                       31             5,399,372.63                     5.47
200,000.01 - 250,000.00                       13             2,988,690.03                     3.03
250,000.01 - 300,000.00                       12             3,265,794.58                     3.31
300,000.01 - 350,000.00                       89            28,918,095.63                    29.28
350,000.01 - 400,000.00                       68            25,795,535.82                    26.12
400,000.01 - 450,000.00                       44            18,732,471.40                    18.97
450,000.01 - 500,000.00                       17             8,201,619.21                     8.30
500,000.01 - 550,000.00                        1               539,093.70                     0.55
                                      --------------   ----------------------       ----------------------
TOTAL:                                       323           $98,764,240.80                   100.00%

(1) As of the Cut-Off Date, the average Cut-Off Date Principal Balance of the adjustable rate Group 2 Mortgage Loans is approximately $305,771.64.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL

OCCUPANCY TYPES

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
OCCUPANCY                             MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
Primary Residence                            300           $92,652,370.84                    93.81%
Investment Property                           23             6,111,869.96                     6.19
                                      --------------   ----------------------       ----------------------
TOTAL:                                       323           $98,764,240.80                   100.00%

DELINQUENCY (1)

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
DELINQUENCY                           MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
0 to 29 days                                 323           $98,764,240.80                   100.00%
                                      --------------   ----------------------       ----------------------
TOTAL:                                       323           $98,764,240.80                   100.00%

(1)   Delinquency calculated using OTS methodology as of 6/1/2002.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL

MORTGAGE RATES (1)

                                                                                          PERCENT OF
RANGE OF GROSS                           NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
INTEREST RATES                        MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
5.751 - 6.000                                  1              $186,526.23                     0.19%
6.501 - 6.750                                  1               365,797.35                     0.37
6.751 - 7.000                                 12             4,329,777.79                     4.38
7.001 - 7.250                                  5             1,196,520.35                     1.21
7.251 - 7.500                                 25             8,627,547.80                     8.74
7.501 - 7.750                                 28             9,582,637.97                     9.70
7.751 - 8.000                                 32            10,544,847.87                    10.68
8.001 - 8.250                                 28             8,409,141.34                     8.51
8.251 - 8.500                                 42            14,522,407.00                    14.70
8.501 - 8.750                                 25             7,117,488.16                     7.21
8.751 - 9.000                                 39            11,699,946.60                    11.85
9.001 - 9.250                                 14             4,081,459.12                     4.13
9.251 - 9.500                                 22             6,198,276.82                     6.28
9.501 - 9.750                                 15             4,187,700.44                     4.24
9.751 - 10.000                                11             2,705,176.72                     2.74
10.001 - 10.250                                8             2,157,920.25                     2.18
10.251 - 10.500                                3               667,184.59                     0.68
10.501 - 10.750                                2               559,945.23                     0.57
10.751 - 11.000                                3               412,688.22                     0.42
11.251 - 11.500                                2               287,790.85                     0.29
11.501 - 11.750                                3               206,885.75                     0.21
12.501 - 12.750                                1               310,166.08                     0.31
12.751 - 13.000                                1               406,408.27                     0.41
                                      --------------   ----------------------       ----------------------
TOTAL:                                       323           $98,764,240.80                   100.00%

(1) As of the Cut-Off Date, the weighted average Mortgage Rate of the adjustable rate Group 2 Mortgage Loans is approximately 8.536%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL

PURPOSE OF MORTGAGE LOANS

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
PURPOSE                               MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
Cash/Out Refinance                           208           $62,210,253.89                    62.99%
Purchase                                      77            24,271,754.14                    24.58
Rate/Term Refinance                           38            12,282,232.77                    12.44
                                      --------------   ----------------------       ----------------------
TOTAL:                                       323           $98,764,240.80                   100.00%

PROPERTY TYPE

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
PROPERTY TYPE                         MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
Single Family                                174           $65,013,415.55                    65.83%
PUD-Detached                                 126            24,894,257.83                    25.21
Condominium                                   15             5,580,813.31                     5.65
PUD-Attached                                   5             1,957,965.57                     1.98
Two Family                                     2               818,533.02                     0.83
Three Family                                   1               499,255.52                     0.51
                                      --------------   ----------------------       ----------------------
TOTAL:                                       323           $98,764,240.80                   100.00%

FICO SCORE (1)

                                                                                          PERCENT OF
  RANGE OF                               NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
FICO SCORES                           MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
751 - 800                                      3            $1,221,472.79                     1.24%
701 - 750                                     13             4,414,735.38                     4.47
651 - 700                                     40            13,845,158.10                    14.02
601 - 650                                     84            25,180,593.89                    25.50
551 - 600                                    105            32,582,373.54                    32.99
501 - 550                                     76            20,897,066.81                    21.16
451 - 500                                      2               622,840.29                     0.63
                                      --------------   ----------------------       ----------------------
TOTAL:                                       323           $98,764,240.80                   100.00%

(1) As of the Cut-Off Date, the weighted average FICO Score of the adjustable rate Group 2 Mortgage Loans is approximately 598.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL

CREDIT GRADE

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
CREDIT GRADE                          MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
A-                                            64           $19,198,389.53                    19.44%
A+                                           191            62,625,189.48                    63.41
A+MO                                          10             1,502,374.74                     1.52
B                                             44            12,133,231.08                    12.29
C                                              8             1,984,585.42                     2.01
C-                                             2               802,930.42                     0.81
C-HS                                           1               310,166.08                     0.31
FICO                                           3               207,374.05                     0.21
                                      --------------   ----------------------       ----------------------
TOTAL:                                       323           $98,764,240.80                   100.00%

DOCUMENTATION

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
DOCUMENTATION                         MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
Full doc 1 year W2 tax returns               125           $33,824,409.06                    34.25%
Full doc 2 year W2 tax returns                18             6,111,035.68                     6.19
Limited 12 month bank statement               29             9,303,636.86                     9.42
Stated documentation                         151            49,525,159.20                    50.14
                                      --------------   ----------------------       ----------------------
TOTAL:                                       323           $98,764,240.80                   100.00%

PREPAYMENT CHARGE TERM (1)

                                                                                          PERCENT OF
PREPAY CHARGE                            NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
TERM (MONTHS)                         MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
0                                             48           $13,323,959.92                    13.49%
1 - 12                                        19             7,099,848.17                     7.19
13 - 24                                      246            75,560,461.95                    76.51
25 - 36                                        7             1,766,375.46                     1.79
49 - 60                                        3             1,013,595.30                     1.03
                                      --------------   ----------------------       ----------------------
TOTAL:                                       323           $98,764,240.80                   100.00%

(1) As of the Cut-Off Date, the weighted average Prepayment Charge Term of the adjustable rate Group 2 Mortgage Loans is approximately 1.7 years.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL

STATE OR TERRITORY DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
STATE OR TERRITORY                    MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
California                                   157           $55,155,908.46                    55.85%
Florida                                       31             6,704,828.03                     6.79
Illinois                                       9             3,796,236.84                     3.84
New Jersey                                    10             3,444,114.92                     3.49
Texas                                         24             3,292,908.26                     3.33
Michigan                                       9             3,159,458.05                     3.20
Washington                                    10             3,150,232.30                     3.19
Nevada                                        14             2,889,209.46                     2.93
Massachusetts                                  6             2,415,935.11                     2.45
Arizona                                       11             2,197,930.26                     2.23
Virginia                                       6             1,694,369.82                     1.72
Maryland                                       3             1,213,581.97                     1.23
South Carolina                                 3             1,192,596.13                     1.21
Colorado                                       5             1,176,288.23                     1.19
Connecticut                                    3             1,102,469.20                     1.12
Nebraska                                       2               750,377.29                     0.76
New Mexico                                     2               685,099.11                     0.69
Hawaii                                         2               593,140.12                     0.60
Maine                                          2               531,425.77                     0.54
Idaho                                          2               473,208.66                     0.48
Georgia                                        2               465,931.36                     0.47
New Hampshire                                  1               449,361.45                     0.45
Missouri                                       3               413,123.46                     0.42
Minnesota                                      1               399,512.64                     0.40
Louisiana                                      1               360,098.94                     0.36
New York                                       1               330,183.42                     0.33
Utah                                           1               323,229.76                     0.33
Alabama                                        1               309,834.80                     0.31
Pennsylvania                                   1                93,646.98                     0.09
                                      --------------   ----------------------       ----------------------
TOTAL:                                       323           $98,764,240.80                   100.00%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL

MARGIN (1)

                                                                                          PERCENT OF
RANGE OF                                 NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
 MARGIN                               MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
5.751 - 6.000                                  1              $162,276.73                     0.16%
6.001 - 6.250                                 12             3,761,466.77                     3.81
6.251 - 6.500                                156            49,992,303.46                    50.62
6.501 - 6.750                                 10             2,426,894.95                     2.46
6.751 - 7.000                                102            30,940,400.38                    31.33
7.001 - 7.250                                 30             7,694,945.56                     7.79
7.251 - 7.500                                 10             2,837,287.07                     2.87
7.501 - 7.750                                  2               948,665.88                     0.96
                                      --------------   ----------------------       ----------------------
TOTAL:                                       323           $98,764,240.80                   100.00%

(1) As of the Cut-Off Date, the weighted average Margin of the adjustable rate Group 2 Mortgage Loans is approximately 6.629%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL

MAXIMUM INTEREST RATE(1)

                                                                                          PERCENT OF
       RANGE OF                          NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
MAXIMUM INTEREST RATES                MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
12.751 - 13.000                                1              $186,526.23                     0.19%
13.001 - 13.250                                1               183,308.73                     0.19
13.501 - 13.750                                1               365,797.35                     0.37
13.751 - 14.000                               12             4,329,777.79                     4.38
14.001 - 14.250                                4             1,013,211.62                     1.03
14.251 - 14.500                               25             8,627,547.80                     8.74
14.501 - 14.750                               28             9,582,637.97                     9.70
14.751 - 15.000                               33            10,892,964.91                    11.03
15.001 - 15.250                               28             8,409,141.34                     8.51
15.251 - 15.500                               42            14,522,407.00                    14.70
15.501 - 15.750                               25             7,117,488.16                     7.21
15.751 - 16.000                               38            11,351,829.56                    11.49
16.001 - 16.250                               14             4,081,459.12                     4.13
16.251 - 16.500                               22             6,198,276.82                     6.28
16.501 - 16.750                               15             4,187,700.44                     4.24
16.751 - 17.000                               11             2,705,176.72                     2.74
17.001 - 17.250                                8             2,157,920.25                     2.18
17.251 - 17.500                                3               667,184.59                     0.68
17.501 - 17.750                                2               559,945.23                     0.57
17.751 - 18.000                                3               412,688.22                     0.42
18.251 - 18.500                                2               287,790.85                     0.29
18.501 - 18.750                                3               206,885.75                     0.21
19.501 - 19.750                                1               310,166.08                     0.31
19.751 - 20.000                                1               406,408.27                     0.41
                                      --------------   ----------------------       ----------------------
TOTAL:                                       323           $98,764,240.80                   100.00%

(1) As of the Cut-Off Date, the weighted average Maximum Rate of the adjustable rate Group 2 Mortgage Loans is approximately 15.531%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL

MINIMUM INTEREST RATE(1)

                                                                                          PERCENT OF
       RANGE OF                          NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
MINIMUM INTEREST RATES                MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
5.751 - 6.000                                  1              $186,526.23                     0.19%
6.501 - 6.750                                  1               365,797.35                     0.37
6.751 - 7.000                                 12             4,329,777.79                     4.38
7.001 - 7.250                                  5             1,196,520.35                     1.21
7.251 - 7.500                                 25             8,627,547.80                     8.74
7.501 - 7.750                                 28             9,582,637.97                     9.70
7.751 - 8.000                                 32            10,544,847.87                    10.68
8.001 - 8.250                                 28             8,409,141.34                     8.51
8.251 - 8.500                                 42            14,522,407.00                    14.70
8.501 - 8.750                                 25             7,117,488.16                     7.21
8.751 - 9.000                                 39            11,699,946.60                    11.85
9.001 - 9.250                                 14             4,081,459.12                     4.13
9.251 - 9.500                                 22             6,198,276.82                     6.28
9.501 - 9.750                                 15             4,187,700.44                     4.24
9.751 - 10.000                                11             2,705,176.72                     2.74
10.001 - 10.250                                8             2,157,920.25                     2.18
10.251 - 10.500                                3               667,184.59                     0.68
10.501 - 10.750                                2               559,945.23                     0.57
10.751 - 11.000                                3               412,688.22                     0.42
11.251 - 11.500                                2               287,790.85                     0.29
11.501 - 11.750                                3               206,885.75                     0.21
12.501 - 12.750                                1               310,166.08                     0.31
12.751 - 13.000                                1               406,408.27                     0.41
                                      --------------   ----------------------       ----------------------
TOTAL:                                       323           $98,764,240.80                   100.00%

(1) As of the Cut-Off Date, the weighted average Minimum of the adjustable rate Group 2 Mortgage Loans is approximately 8.536%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE GROUP 2 ADJUSTABLE RATE COLLATERAL

CUT-OFF TERM TO ROLL(1)

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
CUTOFF NEXT RATE RESET DATE           MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
March 1, 2004                                 11            $4,057,810.09                     4.11%
April 1, 2004                                116            36,343,119.65                    36.80
May 1, 2004                                  181            53,664,746.89                    54.34
June 1, 2004                                   1               188,916.21                     0.19
March 1, 2005                                  1               327,843.45                     0.33
April 1, 2005                                  5             1,238,286.89                     1.25
May 1, 2005                                    8             2,943,517.62                     2.98
                                      --------------   ----------------------       ----------------------
TOTAL:                                       323           $98,764,240.80                   100.00%

(1) As of the Cut-Off Date, the weighted average Cut-Off Term to Roll of the adjustable rate Group 2 Mortgage Loans is approximately 22 months.

INITIAL CAP(1)

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
INITIAL CAP                           MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
1.000                                          2              $531,425.77                     0.54%
1.500                                        321            98,232,815.03                    99.46
                                      --------------   ----------------------       ----------------------
TOTAL:                                       323           $98,764,240.80                   100.00%

(1) As of the Cut-Off Date, the weighted average Initial Cap of the adjustable rate Group 2 Mortgage Loans is approximately 1.497%.

INTERIM CAP(1)

                                                                                          PERCENT OF
                                         NUMBER OF     AGGREGATE CUT-OFF DATE       AGGREGATE CUT-OFF DATE
INTERIM CAP                           MORTGAGE LOANS     PRINCIPAL BALANCE             PRINCIPAL BALANCE
1.000                                          2              $531,425.77                     0.54%
1.500                                        321            98,232,815.03                    99.46
                                      --------------   ----------------------       ----------------------
TOTAL:                                       323           $98,764,240.80                   100.00%

(1) As of the Cut-Off Date, the weighted average Initial Cap of the adjustable rate Group 2 Mortgage Loans is approximately 1.497%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                           BOND SUMMARY (TO MATURITY)

CLASS A-1 (Price: 100.00)
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    18.94         5.19           3.53          2.56          1.88          1.29          0.83
Modified Duration                      14.95         4.62           3.23          2.39          1.78          1.24          0.81
First Principal Payment Date        08/25/2002    08/25/2002     08/25/2002    08/25/2002    08/25/2002    08/25/2002    08/25/2002
Last Principal Payment Date         04/25/2032    06/25/2029     09/25/2023    10/25/2018    04/25/2015    11/25/2012    09/25/2004
Payment Windows (mos.)                  357           323           254            195           153           124           26

CLASS A-2 (Price: 100.00)
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    19.06         5.18           3.51          2.54          1.86          1.27          0.82
Modified Duration                      14.98         4.60           3.22          2.38          1.76          1.23          0.81
First Principal Payment Date        08/25/2002    08/25/2002     08/25/2002    08/25/2002    08/25/2002    08/25/2002    08/25/2002
Last Principal Payment Date         04/25/2032    04/25/2029     07/25/2023    07/25/2018    01/25/2015    07/25/2012    09/25/2004
Payment Windows (mos.)                  357           321           252            192           150           120           26

CLASS M-1 (Price: 100.00)
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.51         10.35          7.06          5.45          4.94          5.63          4.22
Modified Duration                      18.96         8.76           6.25          4.96          4.56          5.17          3.93
First Principal Payment Date        12/25/2024    02/25/2007     08/25/2005    12/25/2005    04/25/2006    11/25/2006    09/25/2004
Last Principal Payment Date         03/25/2032    10/25/2026     06/25/2020    01/25/2016    02/25/2013    01/25/2011    08/25/2009
Payment Windows (mos.)                  88            237           179            122           83            51            60

CLASS M-2 (Price: 100.00)
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.51         10.27          6.98          5.31          4.54          4.31          3.15
Modified Duration                      17.72         8.43           6.05          4.75          4.14          3.97          2.95
First Principal Payment Date        12/25/2024    02/25/2007     08/25/2005    09/25/2005    11/25/2005    02/25/2006    02/25/2005
Last Principal Payment Date         02/25/2032    03/25/2025     12/25/2018    10/25/2014    02/25/2012    04/25/2010    10/25/2007
Payment Windows (mos.)                  87            218           161            110           76            51            33

CLASS M-3 (Price: 100.00)
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.48         10.02          6.78          5.12          4.27          3.86          2.75
Modified Duration                      16.21         7.94           5.73          4.49          3.84          3.51          2.55
First Principal Payment Date        12/25/2024    02/25/2007     08/25/2005    08/25/2005    09/25/2005    10/25/2005    11/25/2004
Last Principal Payment Date         12/25/2031    07/25/2022     08/25/2016    12/25/2012    09/25/2010    01/25/2009    01/25/2007
Payment Windows (mos.)                  85            186           133            89            61            40            27

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CLASS M-4 (Price: 100.00)
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.36         9.36           6.29          4.73          3.92          3.50          2.48
Modified Duration                      15.45         7.41           5.32          4.16          3.52          3.18          2.30
First Principal Payment Date        12/25/2024    02/25/2007     08/25/2005    08/25/2005    08/25/2005    08/25/2005    10/25/2004
Last Principal Payment Date         06/25/2031    05/25/2018     05/25/2013    07/25/2010    10/25/2008    07/25/2007    12/25/2005
Payment Windows (mos.)                  79            136            94            60            39            24            15

CLASS B (Price: 89.135703)
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    25.79         7.93           5.29          3.99          3.34          3.10          2.24
Modified Duration                      10.81         5.62           4.10          3.25          2.80          2.62          1.94
First Principal Payment Date        12/25/2024    02/25/2007     08/25/2005    08/25/2005    08/25/2005    08/25/2005    10/25/2004
Last Principal Payment Date         05/25/2030    11/25/2013     03/25/2010    03/25/2008    11/25/2006    01/25/2006    12/25/2004
Payment Windows (mos.)                  66            82             56            32            16             6             3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                             BOND SUMMARY (TO CALL)

CLASS A-1 (Price: 100.00)
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    18.89         4.84           3.25          2.35          1.71          1.22          0.83
Modified Duration                      14.92         4.38           3.02          2.22          1.64          1.18          0.81
First Principal Payment Date        08/25/2002    08/25/2002     08/25/2002    08/25/2002    08/25/2002    08/25/2002    08/25/2002
Last Principal Payment Date         03/25/2031    11/25/2016     04/25/2012    09/25/2009    02/25/2008    01/25/2007    09/25/2004
Payment Windows (mos.)                  344           172           117            86            67            54            26

CLASS A-2 (Price: 100.00)
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    19.01         4.83           3.24          2.34          1.70          1.21          0.82
Modified Duration                      14.96         4.36           3.01          2.21          1.63          1.18          0.81
First Principal Payment Date        08/25/2002    08/25/2002     08/25/2002    08/25/2002    08/25/2002    08/25/2002    08/25/2002
Last Principal Payment Date         03/25/2031    11/25/2016     04/25/2012    09/25/2009    02/25/2008    01/25/2007    09/25/2004
Payment Windows (mos.)                  344           172           117            86            67            54            26

CLASS M-1 (Price: 100.00)
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.40         9.48           6.38          4.93          4.53          4.48          2.96
Modified Duration                      18.90         8.20           5.75          4.55          4.22          4.18          2.81
First Principal Payment Date        12/25/2024    02/25/2007     08/25/2005    12/25/2005    04/25/2006    11/25/2006    09/25/2004
Last Principal Payment Date         03/25/2031    11/25/2016     04/25/2012    09/25/2009    02/25/2008    01/25/2007    08/25/2005
Payment Windows (mos.)                  76            118            81            46            23             3            12

CLASS M-2 (Price: 100.00)
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.40         9.48           6.38          4.85          4.18          4.03          2.93
Modified Duration                      17.68         7.95           5.63          4.40          3.85          3.73          2.76
First Principal Payment Date        12/25/2024    02/25/2007     08/25/2005    09/25/2005    11/25/2005    02/25/2006    02/25/2005
Last Principal Payment Date         03/25/2031    11/25/2016     04/25/2012    09/25/2009    02/25/2008    01/25/2007    08/25/2005
Payment Windows (mos.)                  76            118            81            49            28            12             7

CLASS M-3 (Price: 100.00)
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: PPC                                 0            50             75            100           125           150           200
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.40         9.48           6.38          4.81          4.03          3.67          2.62
Modified Duration                      16.18         7.64           5.46          4.27          3.65          3.35          2.45
First Principal Payment Date        12/25/2024    02/25/2007     08/25/2005    08/25/2005    09/25/2005    10/25/2005    11/25/2004
Last Principal Payment Date         03/25/2031    11/25/2016     04/25/2012    09/25/2009    02/25/2008    01/25/2007    08/25/2005
Payment Windows (mos.)                  76            118            81            50            30            16            10

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CLASS M-4 (Price: 100.00)
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.35         9.30           6.25          4.70          3.90          3.48          2.46
Modified Duration                      15.44         7.37           5.29          4.13          3.50          3.17          2.29
First Principal Payment Date        12/25/2024    02/25/2007     08/25/2005    08/25/2005    08/25/2005    08/25/2005    10/25/2004
Last Principal Payment Date         03/25/2031    11/25/2016     04/25/2012    09/25/2009    02/25/2008    01/25/2007    08/25/2005
Payment Windows (mos.)                  76            118            81            50            31            18            11

CLASS B (Price: 89.135703)
------------------------------------------------------------------------------------------------------------------------------------
ARM: CPR                                 0            14             21            28            35            42            56
FIX: HEP                                 0           11.50         17.25           23           28.75         34.5           46
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    25.79         7.93           5.29          3.99          3.34          3.10          2.24
Modified Duration                      10.81         5.62           4.10          3.25          2.80          2.62          1.94
First Principal Payment Date        12/25/2024    02/25/2007     08/25/2005    08/25/2005    08/25/2005    08/25/2005    10/25/2004
Last Principal Payment Date         05/25/2030    11/25/2013     03/25/2010    03/25/2008    11/25/2006    01/25/2006    12/25/2004
Payment Windows (mos.)                  66            82             56            32            16             6             3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                            BOND SUMMARY - AIO TABLE

CLASS AIO (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
ARM:                                   0 CPR        28 CPR         42 CPR        56 CPR        61 CPR        62 CPR        64 CPR
FIX:                                   0 HEP        23 HEP        34.5 HEP       46 HEP        61 CPR        62 CPR        64 CPR
------------------------------------------------------------------------------------------------------------------------------------
Yield at price of 10.2000              4.753         4.753         4.753          4.753         4.753         2.953        -0.968
Yield at price of 10.2100              4.659         4.659         4.659          4.659         4.659         2.857        -1.065
Yield at price of 10.2200              4.564         4.564         4.564          4.564         4.564         2.762        -1.162
Yield at price of 10.2300              4.470         4.470         4.470          4.470         4.470         2.667        -1.259
Yield at price of 10.2400              4.376         4.376         4.376          4.376         4.376         2.572        -1.356
Average Life (yrs.)                    2.49          2.49           2.49          2.49          2.49          2.40          2.24
Modified Duration                      0.99          0.99           0.99          0.99          0.99          0.98          0.96

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                      BANC OF AMERICA SECURITIES
ASSET-BACKED CERTIFICATES, SERIES 2002-NC1                            [LOGO](TM)
$482,889,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                    BOND SUMMARY - NET WAC PASS-THROUGH RATE

                                                                (1)         (2)
PERIOD                                          PAY DATE        NET         WAC
------                                         ----------       ----        ----
1                                              08/25/2002       8.72        8.72
2                                              09/25/2002       7.29        7.29
3                                              10/25/2002       7.52        7.52
4                                              11/25/2002       7.26        7.26
5                                              12/25/2002       7.48        7.48
6                                              01/25/2003       7.22        7.22
7                                              02/25/2003       7.20        7.20
8                                              03/25/2003       7.95        7.95
9                                              04/25/2003       7.16        7.16
10                                             05/25/2003       7.38        7.38
11                                             06/25/2003       7.37        7.37
12                                             07/25/2003       7.60        7.60
13                                             08/25/2003       7.34        7.34
14                                             09/25/2003       7.32        7.32
15                                             10/25/2003       7.55        7.55
16                                             11/25/2003       7.29        7.29
17                                             12/25/2003       7.51        7.51
18                                             01/25/2004       7.25        7.25
19                                             02/25/2004       7.23        7.23
20                                             03/25/2004       7.71        7.71
21                                             04/25/2004       7.52        7.52
22                                             05/25/2004       7.76        8.52
23                                             06/25/2004       7.51        8.58
24                                             07/25/2004       7.75        8.85
25                                             08/25/2004       7.49        8.55
26                                             09/25/2004       7.47        8.53
27                                             10/25/2004       7.71        8.80
28                                             11/25/2004       7.45        9.24
29                                             12/25/2004       7.68        9.88
30                                             01/25/2005       7.42        9.54
31                                             02/25/2005       7.94       10.06
32                                             03/25/2005       8.79       11.14
33                                             04/25/2005       7.94       10.06
34                                             05/25/2005       8.21       11.17
35                                             06/25/2005       7.95       11.16
36                                             07/25/2005       8.21       11.53
37                                             08/25/2005       7.94       11.15
38                                             09/25/2005       7.94       11.15
39                                             10/25/2005       8.21       11.51
40                                             11/25/2005       7.94       11.89
41                                             12/25/2005       8.21       12.64
42                                             01/25/2006       7.94       12.23
43                                             02/25/2006       7.94       12.22
44                                             03/25/2006       8.79       13.52
45                                             04/25/2006       7.94       12.21
46                                             05/25/2006       8.21       13.14
47                                             06/25/2006       7.94       12.94
48                                             07/25/2006       8.21       13.37
49                                             08/25/2006       7.94       12.93
50                                             09/25/2006       7.94       12.93
51                                             10/25/2006       8.20       13.35
52                                             11/25/2006       7.94       12.94
53                                             12/25/2006       8.20       13.38
54                                             01/25/2007       7.94       12.94
55                                             02/25/2007       7.94       12.94
56                                             03/25/2007       8.79       14.32
57                                             04/25/2007       7.94       12.93
58                                             05/25/2007       8.20       13.37
59                                             06/25/2007       7.94       12.94
60                                             07/25/2007       8.20       13.37
61                                             08/25/2007       7.94       12.93
62                                             09/25/2007       7.93       12.92
63                                             10/25/2007       8.20       13.35
64                                             11/25/2007       7.93       12.91
65                                             12/25/2007       8.20       13.34
66                                             01/25/2008       7.93       12.90
67                                             02/25/2008       7.93       12.89
68                                             03/25/2008       8.48       13.78
69                                             04/25/2008       7.93       12.88
70                                             05/25/2008       8.20       13.30
71                                             06/25/2008       7.93       12.87
72                                             07/25/2008       8.19       13.29
73                                             08/25/2008       7.93       12.86
74                                             09/25/2008       7.93       12.85
75                                             10/25/2008       8.19       13.27
76                                             11/25/2008       7.93       12.84
77                                             12/25/2008       8.19       13.26
78                                             01/25/2009       7.93       12.83
79                                             02/25/2009       7.93       12.82
80                                             03/25/2009       8.78       14.19
81                                             04/25/2009       7.93       12.81
82                                             05/25/2009       8.19       13.23
83                                             06/25/2009       7.93       12.79
84                                             07/25/2009       8.19       13.21
85                                             08/25/2009       7.92       12.78
86                                             09/25/2009       7.92       12.78

(1) Assumes 1-month LIBOR at 1.84000%, 6-month LIBOR at 1.97313% and 1-year CMT at 2.16000% and is run at the Prepayment Assumption to call and adjusted to reflect an Actual/360 day count.

(2) Assumes 1-month LIBOR, 6-month LIBOR, and 1-year CMT increase and cause the Net WAC to increase to a level beyond the maximum obtainable rate and is run at the Prepayment Assumption to call and adjusted to reflect an Actual/360 day count.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                       1M FWD           6M FWD            AFC
                1           1.8553           2.0000             8.72
                2           1.8852           2.0761             7.29
                3           1.9342           2.1777             7.52
                4           1.9728           2.3055             7.26
                5           2.0751           2.4552             7.48
                6           2.2342           2.6147             7.22
                7           2.3200           2.7985             7.20
                8           2.4592           2.9854             7.95
                9           2.7024           3.1980             7.16
               10           2.8260           3.3957             7.38
               11           3.0361           3.6067             7.37
               12           3.3194           3.7995             7.60
               13           3.4861           3.9691             7.34
               14           3.6868           4.1492             7.32
               15           3.8920           4.2895             7.55
               16           4.0605           4.4143             7.29
               17           4.1984           4.5402             7.51
               18           4.3231           4.6419             7.25
               19           4.4800           4.7350             7.23
               20           4.5653           4.8237             7.71
               21           4.6258           4.9005             7.52
               22           4.7671           4.9726             8.52
               23           4.8275           5.0354             8.58
               24           4.8697           5.0929             8.85
               25           4.9901           5.1507             8.55
               26           5.0222           5.1991             8.53
               27           5.0399           5.2464             8.80
               28           5.1422           5.2928             9.24
               29           5.1742           5.3303             9.87
               30           5.2042           5.3662             9.53
               31           5.2926           5.4018            10.05
               32           5.3020           5.4295            11.13
               33           5.2935           5.4666            10.05
               34           5.3721           5.5026            10.57
               35           5.3876           5.5338            10.35
               36           5.4019           5.5708            10.69
               37           5.4705           5.6131            10.34
               38           5.5076           5.6505            10.34
               39           5.4968           5.6819            10.68
               40           5.5585           5.7156            10.46
               41           5.6081           5.7446            10.87
               42           5.6432           5.7724            10.52
               43           5.6992           5.7955            10.51
               44           5.6945           5.8141            11.64
               45           5.6852           5.8431            10.51
               46           5.7347           5.8661            10.95
               47           5.7678           5.8896            10.63
               48           5.7751           5.9170            10.98
               49           5.8210           5.9459            10.62
               50           5.8398           5.9746            10.62
               51           5.8286           6.0048            10.97
               52           5.8702           6.0360            10.70
               53           5.9172           6.0659            11.09
               54           5.9598           6.0946            10.73
               55           5.9972           6.1139            10.73
               56           6.0173           6.1329            11.87
               57           6.0101           6.1557            10.72
               58           6.0454           6.1757            11.15
               59           6.0712           6.1964            10.81
               60           6.0814           6.2194            11.17
               61           6.1149           6.2478            10.80
               62           6.1321           6.2750            10.80
               63           6.1338           6.3015            11.16
               64           6.1644           6.3254            10.87
               65           6.2045           6.3485            11.26
               66           6.2494           6.3703            10.89
               67           6.2776           6.3883            10.89
               68           6.2843           6.4056            11.63
               69           6.2759           6.4268            10.88
               70           6.3013           6.4506            11.30
               71           6.3289           6.4757            10.96
               72           6.3560           6.4994            11.32
               73           6.3836           6.4994            10.95